--------------------------------------------------------------------------------


        December 31, 1996



                [ARTWORK APPEARS AS BACKGROUND ON ENTIRE PAGE]




       Changing Needs. Expanded Choices


                           A N N U A L  R E P O R T







                                            [LOGO JOHN HANCOCK APPEARS HERE]

                                            [LOGO OF BRINSON PARTNERS INC.
                                                      APPEARS HERE]

                                            [LOGO OF INVESCO APPEARS HERE]

                                            [LOGO OF JP MORGAN APPEARS HERE]

                                            [LOGO OF JANUS FUND APPEARS HERE]

                                            [LOGO OF NEUBERGER & BERMAN, LLC
                                                      APPEARS HERE]

                                            [LOGO OF T. ROWE PRICE APPEARS HERE]

  INSURANCE FOR THE UNEXPECTED              [LOGO OF VARIABLE SERIES TRUST
INVESTMENT FOR THE OPPORTUNITIES                      APPEARS HERE]

                                            [LOGO OF JOHN HANCOCK APPEARS HERE]


--------------------------------------------------------------------------------

December 31, 1996



Dear Contract Owner:

Economic activity in 1996 has been unusually stable by
historical standards, despite the burst of activity in     [PICTURE OF
the second quarter. And, at the conclusion of 1996, we     THOMAS J. LEE,
have reached a point at which, after an unprecedented      PRESIDENT AND
run-up in the domestic equity market, many investors       VICE CHAIRMAN
are wondering how much longer it can last. At the same     APPEARS HERE]
time, some of these same investors are wondering why it shouldn't last based on current economic fundamentals.

Many investment experts argue that consistently timing the market with anything close to absolute certainty is extremely difficult -- perhaps impossible. For the individual investor, it may be more useful to have a thorough understanding of their own "investment personality" -- including investment time horizon and risk tolerance. These two factors are the linchpins of a sound asset allocation strategy.

Numerous academic studies have identified asset allocation as the most important factor affecting investment returns. In a 1991 study of institutional pension plans conducted by Brinson, Singer and Beebower, asset allocation (the choice and weighting of asset classes) accounted for nearly 92% of investment returns. Market timing and security selection and all other factors contributed only 8% of the returns. These findings help to reinforce the importance of asset allocation to any investor -- large or small.

While variable life insurance and variable annuities are generally considered longer-term products, it makes sense for John Hancock customers to periodically review their overall asset allocation as well as the performance of particular investments. This Annual Report as well as other statements you receive from John Hancock are important sources of performance information which you can use to manage the investment strategy or your variable life and/or annuity products on an on-going basis.

                        The Variable Series Trust (VST), which serves as the
                        investment mechanism for John Hancock's variable
   [PICTURE OF          products, offers an exciting array of investment choices
   HENRY D. SHAW,       from domestic and international equities to fixed income
     CHAIRMAN           portfolios. All of the portfolios offered through the
   APPEARS HERE]        VST are managed by the nation's leading investment
                        management companies.

As always, your Registered Representative is available to help you understand the performance track record of each portfolio and to assist you in creating an asset allocation strategy that makes sense for you.



Sincerely,


/s/ Henry D Shaw                /s/ Thomas J. Lee

Henry D. Shaw                   Thomas J. Lee
Chairman                        President and Vice Chairman

--------------------------------------------------------------------------------
 ECONOMIC OVERVIEW--1996: YEAR-END REVIEW
--------------------------------------------------------------------------------
 JOHN HANCOCK ECONOMIC RESEARCH


1996 saw a serendipitous blend of a moderately expanding economy, rising employment and steady inflation. While the economy grew in fits and starts from quarter to quarter, overall growth for the year was a heady 3%, following an anemic 1.3% in 1995. Economic growth was led by consumer spending for durable goods such as refrigerators and sofas, and business expenditure for plant and equipment, especially computers and telecommunications gear. Spending by federal and local governments changed little, and the trade deficit worsened during the year. 1996 ended with the economy appearing to shift into a higher gear, although, at six years, the sheer age of the current expansion could limit 1997's performance.

The economy in 1996 was characterized by two underlying trends: consumers took on a mountain of debt, and inflation barely budged all year long. Buoyed by low interest rates, rising wages, pent-up demand, and an onslaught of credit promotions, consumers spent the first half of 1996 piling up debt buying all those refrigerators and sofas. The remainder of 1996 saw them digging out from under the heavy load, which restrained spending during the holiday retail season. Many feel that consumers will be forced to cut back their spending in the first half of 1997.

The other underlying trend was that prices remained very well behaved, except for rising oil and food prices. Consumer prices rose about 3% in 1996. And, there do not appear to be any inflationary pressures currently in the pipeline, as food prices have retreated and oil prices are expected to fall in 1997. What was remarkable about 1996 was that prices were quiescent as the economy grew strongly and unemployment fell to very low levels, two ingredients for rising inflation.

Strong growth tends to put upward pressure on prices as demand exceeds supply. However, continued strong investment and foreign imports (helped by a strong dollar) have kept supply conditions flexible. At the same time, the low unemployment rate (5.2% as of the end of 1996) has yet to jack up wage rates in large part because downsized workers have returned to the workforce and workers are more concerned about keeping their job than raises. As a result there has been little upward pressure on wage rates, although some fear that this trend will reverse itself in 1997.

Despite expectations to the contrary, the Fed sat on its hands throughout the second half of 1996, with no change in interest rates. There was no need. Inflation remained benign and fluctuating market interest rates kept the economy in balance whenever it appeared to shift out of kilter. Looking back, it appears that the Fed had got monetary policy just about right: not too tight and not too loose. However, as 1997 began, the odds of an interest rate hike were rising.

Internationally, the US dollar strengthened, benefiting from declining overseas interest rates, as the industrialized economies in Europe and Asia remained weak. Continental Europe, preoccupied with the European Monetary Union (EMU) and the movement toward a single European currency, pursued low interest rate policies to get their economies going. In contrast, Japan had to contend with an economy that was unresponsive to continued low interest rates and massive increases in government spending. As a result, money flowed into the US in search of higher returns, which helped to finance a deteriorating American deficit, push the dollar higher, and positively effect US interest rates.

                                                    INCEPTION: MARCH 29, 1986
--------------------------------------------------------------------------------
 MONEY MARKET PORTFOLIO
 JOHN HANCOCK                                               PETER MITSOPOULOS
--------------------------------------------------------------------------------

 The second half of 1996 continued the trend of the first half of the year: moderate growth in the economy with low and stable inflation. The latter half of the year was characterized by continual "Fed watching" as every new and revised piece of economic data sent the markets into speculation of a short-term rate increase. Near the end of the year, analysts and investors finally breathed easier as it became evident that an interest rate increase was not going to happen in 1996. Among the many factors that contributed to this change in expectation were high consumer debt burdens, a highly competitive retail sales environment and value-conscious consumers. These and other factors helped hold down prices and stave off, at least for now, the threat of inflationary tendencies.
 Our forecast at the beginning of 1996, expecting relative economic and interest rate stability, was virtually on target although not without bumps along the way. As predicted, yields on the Portfolio fell over the course of the year, ending with a 12-month average net yield of 5.32% versus 5.78% a year earlier. The Portfolio's monthly average maturity for 1996 of 43 days was slightly short of our target of 50 days. The Money Market Portfolio's maturity structure and composition were marginally impacted by issues such as portfolio size, investor cash flow and availability of suitable investments.
 For 1997, economic forecasts indicate continued modest growth trends with inflation forecasts hovering around 3.0% to 3.5%. There are mixed opinions on the likelihood of a short-term interest rate hike by the Fed early in the year. One critical factor everyone will be looking at will be the unemployment rate. It has remained at a low level for quite some time and economists and others are speculating whether a permanent shift has taken place with respect to its relationship to inflation. As the year unfolds, we will adjust our outlook and strategy accordingly in order to provide the best returns possible while maintaining stability of principal.

                             [GRAPH APPEARS HERE]

-------------------------------------------------------------------
Top Ten Holdings (as of December 31, 1996)
-------------------------------------------------------------------
                                         % of     six months ago
                                     investments  % of investments
PHH Group, Inc.                         5.1%            N/A
Twin Towers Inc.                        4.9%           2.3%
Sigma Finance Inc.                      4.7%           3.7%
Receivables Capital Corp.               4.5%           3.9%
Merrill Lynch & Co., Inc.               4.4%            N/A
Falcon Asset Securitization             4.4%            N/A
Sumitomo Corp. of America               4.4%           1.0%
Monte Rosa Capital Corp.                4.2%            N/A
Lehman Brothers Holdings, Inc.          4.2%           4.6%
National Bank of Canada                 4.2%            N/A
--------------------------------------------------------------------

-----------------------------------------------------------------
Average Annual Total Returns/*/
-----------------------------------------------------------------
                        Money Market
                          Portfolio
                        ------------
  1 Year                    5.32%
  5 Years                   4.35%
 10 Years                   5.93%
-----------------------------------------------------------------

-------------------------------------------------------------------
 Top Five Industries (as of December 31, 1996)
 ----------------------------------------------------------------
                                % of            six months ago
                             investments        % of investment
 Financial Services              63.4%                52.1%
 Foreign                          9.9%                13.6%
 Food, Beverage and Tobacco       6.3%                 6.5%
 Banks and Finance                6.2%                 N/A
 Retail                           4.7%                 N/A
-------------------------------------------------------------------

    Past performance is not predictive of future performance.

    Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there is no guarantee the fund will be able to maintain a stable value of $10.00/share.

/*/ Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance.

    The performance of the portfolio on the page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expenses and changes of the applicable separate accounting and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                       INCEPTION: MAY 1, 1994
--------------------------------------------------------------------------------
 SHORT-TERM U.S. GOVERNMENT PORTFOLIO
 INDEPENDENCE INVESTMENT ASSOCIATES, INC.                          TOM SPICER
--------------------------------------------------------------------------------

 Quite simply, "yield" was the dominant theme in the fixed income markets during 1996. Nearly every "spread sector" outperformed the Treasury market adjusting for duration differences. US Agency securities were among this group, outperforming their Treasury counterparts by an average 21 basis points. The Short-Term US Government portfolio benefited by having an over-weighting in this sector. At year end the fund had 59.8% in Agencies versus 17% for the benchmark. We believe that Agency paper currently offers incremental yield without much additional risk as to the certainty of payment.
 When compared to previous years, the 1996 interest rate movements were relatively subdued. The portfolio remained duration neutral to its benchmark, the Merrill Lynch 1-5 U.S. Government Bond Index, throughout the period. Our yield curve model indicated a "bulleted" position for the majority of the year. This resulted in an over-weighting in intermediate term securities in the portfolio. This strategy did contribute positive performance, however, the contribution was small.
 At year end, the Short-Term US Government Portfolio had a net return of 3.61%, (doing slightly better than the portfolio's benchmark on a gross basis). For comparison, this was during a time period when representative broad market fixed income indices were reporting returns of only 3.60%. Looking forward, we expect interest volatility to remain low and for yield sectors to continue to perform well. Precluding any major market developments, the fund will maintain its over-weighted position in the Agency sector with the yield enhancing quality it has to offer as well as its duration neutrality.

                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
Top Ten Holdings (as of December 31, 1996)
--------------------------------------------------------------------------------
                                          % of         six months ago
                                       investments    % of investments
U.S. Treasury                             37.9%            34.2%
Federal National Mortgage Assoc.          17.8%            17.4%
Federal Home Loan Bank                    12.8%             5.6%
Federal Farm Credit Banks                 10.7%            12.2%
Private Export Funding Co.                 8.9%            15.0%
State of Israel-AID                        4.0%             5.1%
Federal Home Loan Mortgage Corp.           3.3%             7.5%
State of Israel-AID Ser. 6-A               2.1%             5.1%
International Bank of Reconstruc-
  tion & Development                       0.2%             0.4%

--------------------------------------------------------------------------------
Average Annual Total Returns*
--------------------------------------------------------------------------------

                      Short-Term U.S.      Merrill Lynch 1-5      MorningStar
                   Government Portfolio   US Govt. Bond Index     Peer Group+
                   --------------------   -------------------     -----------
1 Year                    3.61%                4.47%                  2.35%
Since Inception           5.68%                6.77%                   N/A
5 Years                    N/A                  N/A                    N/A

--------------------------------------------------------------------------------
Top Industries (as of December 31, 1996)
--------------------------------------------------------------------------------

                                       % of          six months ago
                                    investments     % of investments
Government Agencies                    59.8%               63.3%
U.S. Treasuries                        37.9%               34.2%
-------------------------------------------------------------------------

*Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+Source: MorningStar, Inc. Data as of 12/31/96. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                    INCEPTION: MARCH 29, 1986
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO (FORMERLY BOND)
JOHN HANCOCK ADVISERS, INC.                                              JIM HO
--------------------------------------------------------------------------------

 For the 12 months ending December 31, 1996, Sovereign Bond Portfolio returned 4.10% (net of fees). We overweighted the various spread sectors including corporate bonds, Yankee bonds, asset-backed and mortgage-backed securities. We benefited from spread tightening in these sectors. In the beginning of the 4th quarter, corporate spreads widened due to the excessive supply of new issues. Corporate bond issuance volume neared $405 billion (close to 1993's record level of $416 billion). Recognizing that this spread widening resulted from technical conditions and not a general deterioration of credit conditions, we added to our corporate holdings. This strategy added value as corporate bonds tightened in December.
 We benefited from strong performance of bank capital securities as they demonstrated dramatic spread tightening following their introduction to the market. Yankee bonds, specifically corporate issues from some of the world's emerging market countries, demonstrated excellent price performance. The Portfolio's asset-backed securities--those backed by home equity and home improvement loans--also registered solid gains.
 We entered the fourth quarter with an effective duration slightly short of the benchmark. Following the Fed's decision in October to keep monetary policy unchanged, we extended the duration to neutral to slightly longer than the benchmark. This enabled the Portfolio to capture the full benefit of the market's strong directional move. We will shorten the Portfolio's duration relative to the benchmark in early 1997 as we anticipate the typical late business cycle rate pressures and the higher probability of a Fed tightening. We continue to look for opportunities in the spread sectors and will look for opportunities to upgrade overall credit quality as we approach the business cycle peak.


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
Top Ten Holdings (as of December 31, 1996)
--------------------------------------------------------------------------------
                                             % of                six months ago
                                           investments          % of investments
U.S Treasury                                 17.4%                   23.5%
Governmental National Mortgage Assoc.         2.8%                    4.0%
MBNA Master Credit Card Trust                 2.4%                    2.4%
Federal Home Loan Mortgage Corp.              2.1%                    1.8%
Hydro-Quebec                                  1.8%                    1.8%
American Express Credit Corp.                 1.8%                    1.8%
Commercial Credit Group, Inc.                 1.7%                    1.8%
Texaco Capital, Inc.                          1.6%                    1.6%
Texas New Mexico Power Co.                    1.5%                    1.6%
Coastal Corp.                                 1.5%                    1.5%

--------------------------------------------------------------------------------
Average Annual Total Returns*
--------------------------------------------------------------------------------

                       Sovereign Bond        LB Govt./Corp      MorningStar
                         Portfolio           Bond Index         Peer Group+
                       ----------------      -------------      -----------
1 Year                      4.10%               2.91%               2.91%
5 Years                     7.85%               7.65%               5.86%
10 Years                    8.50%               8.38%                N/A

--------------------------------------------------------------------------------
Top Five Industries (as of December 31, 1996)
--------------------------------------------------------------------------------

                                                % of            six months ago
                                             investments       % of investments
Financial Services                              18.0%                18.0%
U.S. Governmental                               17.4%                23.5%
Foreign                                         10.5%                12.1%
Utilities - Electric                             8.9%                 9.6%
Government Agencies                              5.2%                 6.5%

*Total returns are for the period ending December 31, 1996, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+Source: MorningStar, Inc. Data as of 12/31/96. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1996
--------------------------------------------------------------------------------
 STRATEGIC BOND PORTFOLIO
 J.P. MORGAN INVESTMENT MANAGEMENT                   Chris Durbin & Lili Dung
--------------------------------------------------------------------------------
 During the fourth quarter of 1996, the global fixed-income markets continued the rally that started during the summer. The key drivers remain weaker-than-expected growth, diminishing inflationary pressure, and the continued high level of global liquidity that resulted from market-supportive monetary policy in many countries, especially Japan.
 The Portfolio outperformed the index during the fourth quarter. Since inception, the portfolio lagged the index slightly net of fees. The Portfolio maintained an overweighted position in Europe and an underweight position in Japan. Within the North American bloc (including Australia), the portfolio has moved around a neutral duration position, with a bias toward overweighting Canada and Australia. Country allocation has been positive given the relative outperformance of Europe, Canada and Australia, especially during the fourth quarter, but also since inception. Within the U.S., sector and security decisions contributed most to the outperformance. The strategy of overweighting corporate bonds and mortgage backed securities, relative to Treasuries, worked very well as spreads on these sectors narrowed throughout the year. Maintaining the maximum allocation of 10% to high-yield, below-investment grade securities also added to performance as this sector saw dramatic returns over the year.
The neutral duration position did not have much impact during the second half of the year. Within Europe, investments were concentrated in core markets during the first part of the year given the yield advantage relative to the US on a hedged basis. During the third quarter, we moved to favor the higher yielding markets of Italy, Spain, and Sweden, as these countries continued to make significant progress toward meeting the Maastricht requirements. The overweight of the high yielders worked well as spreads continued to narrow in Germany throughout the year.
 We are comfortable with the current positions going into 1997. The greatest immediate risk is a return to strong growth in the US, which would renew expectations for tightening by the Federal Reserve, and could cause a sell-off in the global bond markets. At present, we are in a short duration in the US, a position which is partly offset by long positions in Canada and Australia. The outlook in Japan remains uncertain. In Europe, weak conditions going into 1997 hold the promise of further rate declines across the curve, and we continue to favor the higher yielding markets.

-------------------------------------------------------------------------
Top Ten Holdings (as of December 31, 1996)
-------------------------------------------------------------------------
                                           % of       six months ago
                                       investments    % of investments
Government National Mortgage Assoc.       15.1%            15.4%
Federal National Mortgage Assoc.           7.6%             5.2%
Republic of Italy                          6.1%             5.0%
U.S. Treasury                              5.1%            17.7%
Midland Bank plc                           4.1%             4.1%
National Rural Utilities                   4.1%             N/A
First Plus Home Loan Trust                 4.0%             4.1%
Government of Spain                        4.0%             N/A
Province of Quebec                         3.9%             3.9%
Keycorp                                    3.9%             N/A
-------------------------------------------------------------------------

    Total Returns -- for 8 months ending 12/31/96*
  -----------------------------------------------------------------------
                            Strategic Bond      Strategic Bond
                               Portfolio      Composite Index**
                            --------------     -----------------
Since Inception                6.71%               7.03%
1 Year                          N/A                 N/A

-------------------------------------------------------------------------

-------------------------------------------------------------------------
    Top Five Industries (as of December 31, 1996)
-------------------------------------------------------------------------
                                        % of         six months ago
                                    investments     % of investments
Foreign Governmental                   30.6%               20.3%
Government Agencies                    22.7%               20.6%
Financial Services                      9.8%               13.0%
Banks and Finance                       8.0%                4.1%
Utilities - Electric                    7.2%                 N/A
-------------------------------------------------------------------------

* Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

** Strategic Bond Composite Index: 75% Lehman Brothers Aggregate Bond and 25%
   J.P. Morgan Non-US Government Bond Index, Hedged.

   The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                    INCEPTION: MARCH 29, 1986
--------------------------------------------------------------------------------
 MANAGED PORTFOLIO
 INDEPENDENCE INVESTMENT ASSOCIATES, INC.                            SAM OTIS
--------------------------------------------------------------------------------

 While the bond portion of the Managed Portfolio generated only nominal gains as interest rates rose slightly, the overall account scored a net gain of 10.72% for the year.
 Several stocks in the equity portion of the Portfolio helped boost 4th quarter performance including: Panenergy, American Express, Dean Witter Discover, Avery Dennison, Bristol Myers, Cigna and Boeing. Major holdings going forward include AT&T, Intel, Johnson & Johnson, Merck, IBM and General Electric. All of these companies are currently exhibiting "cheapness and improving fundamentals". In terms of this Portfolio's industry bets, the valuation models point to superior opportunity in five key industries whose outlooks are above average due to their sustainable earnings. They include: Aerospace, Health Related, Insurance, Specialty Retail and certain Specialty Chemical companies.
 In the bond portion of the Portfolio, your management is carrying an overweighting in Corporates, Mortgages and Asset-Backed securities all of which generate higher income than Government Bonds. The quality of the bond account is high with an overweighting in 5 to 10 year maturities. At the present time, the bond portion of the account is "duration neutral"; meaning, its volatility is close to that of the overall bond market as measured by the Lehman Brothers Government/Corporate Bond Index. Given the extreme outperformance of the equity market in the past year, the portfolio is now holding slightly more bonds than equities with the expectation that the stock market could disappoint later in 1997.


                             [GRAPH APPEARS HERE]

Top Ten Holdings (as of December 31, 1996)
--------------------------------------------------------------------------------

                                             % of                six months ago
                                           investments          % of investments
U.S. Treasury                                20.8%                   20.2%
Federal National Mortgage Assoc.              4.4%                    5.0%
Government National Mortgage Assoc.           3.0%                    3.3%
BankAmerica Corp.                             1.6%                    1.5%
IBM Corp.                                     1.6%                    0.5%
Phllip Morris Cos., Inc.                      1.5%                    1.6%
General Electric Co.                          1.4%                    1.6%
Atlantic Richfield Co.                        1.4%                    0.6%
AT&T Corp.                                    1.4%                    1.5%
Ford Motor Co.                                1.2%                    1.2%

Average Annual Total Returns/*/
--------------------------------------------------------------------------------

              Managed            Managed           MorningStar
             Portfolio      Composite Index**      Peer Group+
             ---------      -----------------      -----------
1 Year         10.72%             12.69%              11.14%
5 Years        10.57%             11.20%               8.14%
10 Years       11.70%             12.06%                N/A

Top Five Industries (as of December 31, 1996)
--------------------------------------------------------------------------------

                                                % of            six months ago
                                             investments       % of investments
U.S. Governmental                               20.8%                20.2%
Banks and Finance                                8.8%                 8.0%
Government Agencies                              7.9%                 9.1%
Financial Services                               7.5%                 8.7%
Oils and Natural Gas Exploration
 and Production                                  5.5%                 5.8%

*Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

**Managed Composite Index: 50% S&P 500 and 50% Lehman Brothers Govt./Corp. Bond Index.

+Source: MorningStar, Inc. Data as of 12/31/96. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                    INCEPTION: MARCH 29, 1986

--------------------------------------------------------------------------------
 GROWTH & INCOME PORTFOLIO (FORMERLY STOCK)
 INDEPENDENCE INVESTMENT ASSOCIATES, INC.                            SAM OTIS
--------------------------------------------------------------------------------

 The Growth & Income Portfolio underperformed the S&P 500 for the fourth quarter of 1996 returning net of all expenses 7.46% versus the market's 8.37%. The fourth quarter was interesting for its volatility, selling off hard in the first two weeks of December then reversing sharply for a spirited year-end rally. Late in the cycle, with valuations such as dividend yield and price to earnings ratios flashing an "overbought", performance has proven harder to capture. Relatively few large cap stocks have accounted for the lion's share of the overall market performance which often reflects an overbought market.
 It is gratifying to experience 1996 equity returns of 20.10% (net of all expenses). Good performing stocks in the Portfolio which boosted the 4th quarter performance included: Panenergy, British Telecommunications, Dean Witter Discover, Avery Dennison, Bristol Myers, Cigna and IBM. Major holdings going forward include AT&T, Intel, Johnson & Johnson, Merck, IBM and General Electric. All of these companies are currently exhibiting "cheapness and improving fundamentals". In terms of this Portfolio's industry bets, the valuation models point to superior opportunity in four key industries whose outlooks are above average due to their sustainable earnings. They include Aerospace, Health Related, Insurance and certain Specialty Chemical companies.
 We believe that although the economy will continue to grow in 1997, growth will slow modestly. The opportunity for productivity gains that have helped propel earnings growth during the past several years is waning. Moreover, sluggish growth abroad, a strong dollar, and an eight-year high trade deficit all threaten to hamper domestic profitability. Corporate earnings are expected to grow moderately in 1997, and all eyes will be on the Fed which has not changed rates since January of 1996.

                         Historical Performance Return
                             [GRAPH APPEARS HERE]
$10,000
Investment made 1/1/87
(10-Year Period)

-------------------------------------------------------------------------------
Top Ten Holdings (as of June 30, 1996)
--------------------------------------------------------------------------------

                                             % of                six months ago
                                           investments          % of investments
General Electric Co.                          3.3%                    3.3%
AT&T Corp.                                    3.1%                    4.3%
Atlantic Richfield Co.                        2.5%                    0.3%
IBM Corp.                                     2.2%                    0.9%
Intel Corp.                                   2.1%                    1.3%
Johnson & Johnson                             2.0%                    1.7%
Merck & Co., Inc.                             1.9%                    1.6%
United Technologies Corp.                     1.8%                    1.1%
E.I. Du Pont De Nemours & Co.                 1.8%                     N/A
Philip Morris Cos., Inc.                      1.8%                    1.8%

--------------------------------------------------------------------------------
  Average Annual Total Returns *
  ------------------------------------------------------------------------------

                            Growth & Income        S&P 500      MorningStar
                               Portfolio            Index       Peer Group+
                         ----------------------   ---------     -----------
 1 Year                           20.10%             23.07%         16.25%
 5 Years                          14.60%             15.20%         12.06%
10 Years                          14.91%             15.28%           N/A

--------------------------------------------------------------------------------
  Top Five Industries (as of December 31, 1996)
  ------------------------------------------------------------------------------

                                                % of            six months ago
                                             investments       % of investments
Health Products and Services                    11.0%                9.5%
Oils and Natural Gas Exploration
  and Production                                10.5%               10.3%
Electronic and Processing Equipment              7.6%                7.3%
Retail                                           7.5%                4.8%
Chemicals                                        6.7%                4.9%

*Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+Source: MorningStar, Inc. Data as of 12/31/96. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1996

--------------------------------------------------------------------------------
 LARGE CAP VALUE PORTFOLIO
 T. ROWE PRICE ASSOCIATES, INC.                                  BRIAN ROGERS
--------------------------------------------------------------------------------

 Despite poor returns from many traditional yield vehicles, your Large Cap Value Portfolio performed reasonably well due to the continued strength of companies in the financial (Chase Manhattan, American Express), health care (Warner-Lambert, Eli Lilly), and energy (Exxon, Texaco) sectors. Our approach is to purchase holdings when, for various reasons, they become out of favor and inexpensive on a relative valuation basis. We often make investment decisions based on the tendency of a company's fundamentals and stock price to regress within historical ranges, and for investor perceptions about the relative values of these stocks to improve over the intermediate term. This was clearly the case in 1996 with respect to some of the companies mentioned above.
 During the second half of the year, despite a market that had advanced sharply, we were able to find opportunities in companies with higher-than-average dividend yields, limited risk, and attractive return potential. In many cases, investments that interest us often involve stocks that have suffered relative to the broad market for various reasons. Controversy and underperformance often create opportunities that we hope to exploit profitably on your behalf. We recently initiated new positions in AT&T, ALLTEL, International Flavors & Fragrances, ITT, and Whirlpool, all fine companies that have struggled recently due to negative fundamental trends affecting their businesses, negative investor views of their prospects, or some combination of these factors.
 Over the last few years, stock prices have appreciated at a much faster rate than the earnings and dividends of the underlying companies. Because of this "delinkage", we expect more subdued equity performance in 1997. The year ahead may not live up to many investors' high expectations for a continuation of recent trends. Notwithstanding this cautionary tone, we continue to believe we will find interesting investment opportunities during the year.

-------------------------------------------------------------------------
Top Ten Holdings (as of December 31, 1996)
-------------------------------------------------------------------------
                                           % of        six months ago
                                       investments    % of investments
U.S. Treasury                              2.5%             4.6%
General Electric Co.                       1.8%             1.8%
Exxon Corp.                                1.6%             1.5%
Mellon Bank Corp.                          1.5%             1.3%
Chase Manhattan Corp.                      1.5%             1.3%
Atlantic Richfield Co.                     1.4%             1.6%
Simon Debartolo Group, Inc.                1.3%              N/A
AT&T Corp.                                 1.3%              N/A
General Mills, Inc.                        1.3%             1.2%
Warner Lambert Co.                         1.2%             1.0%

-------------------------------------------------------------------------

    Total Returns -- for 8 months ending 12/31/96*
  -----------------------------------------------------------------------
                                   Large Cap         Russell 1000
                                Value Portfolio       Value Index
                                ---------------       ------------
Since Inception                    13.90%                14.68%
1 Year                               N/A                   N/A
-------------------------------------------------------------------------

-------------------------------------------------------------------------
    Top Five Industries (as of December 31, 1996)
  -----------------------------------------------------------------------
                                        % of         six months ago
                                    investments     % of investments
Oils and Natural Gas Exploration
   and Production                      10.0%              9.6%
Banks and Finance                       9.7%              9.2%
Health Products and Services            7.0%              7.6%
Food, Beverage and Tobacco              6.8%              8.0%
Utilities - Telecommunications          6.7%              5.5%
-------------------------------------------------------------------------

* Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                    INCEPTION: MARCH 29, 1986

--------------------------------------------------------------------------------
 LARGE CAP GROWTH PORTFOLIO (FORMERLY SELECT STOCK)
 INDEPENDENCE INVESTMENT ASSOCIATES, INC.                  MICHAEL G. TROTSKY
--------------------------------------------------------------------------------

 The Large Cap Growth Portfolio was retargeted during the 2nd and 3rd quarters of 1996 and is now benchmarked to the Frank Russell 1000 Growth Index. The Large Cap Growth Portfolio modestly outperformed its benchmark for the fourth quarter. More importantly, the portfolio outperformed its benchmark in each month of the fourth quarter. The best performing stocks in the portfolio included technology issues such as Intel, Dell Computer, Microsoft, and Compaq as well as healthcare stocks like Smithkline, Merck, and Bristol Myers. Major holdings going forward include AT&T, Intel, Johnson & Johnson, Merck, and General Electric. All of these companies are currently exhibiting "cheapness and improving fundamentals".
 While the performance for the fourth quarter was in line with expectations, the 1996 full-year return of 18.27% (net of fees) lagged its benchmark. The underperformance was mainly a result of significant turnover that we incurred while bringing the characteristics of the Portfolio in line with its new benchmark. The retargeting of the Portfolio required several trading programs in the 3rd Quarter which reduced exposures in utilities and oil stocks and increased exposure in technology and healthcare stocks. Since large cap growth stocks outperformed the market in the first three quarters of 1996, not having the full growth exposure during the first three quarters adversely affected the full year performance comparisons. However, we are encouraged with the fourth quarter outperformance and believe that the Portfolio is now fully retargeted to the new benchmark and in optimal shape for 1997.

                          Historical Portfolio Return
                             [GRAPH APPEARS HERE]
$10,000
Investment made 1/1/87
(10-Year Period)

Top Ten Holdings (as of December 31, 1996)
--------------------------------------------------------------------------------

                                             % of                six months ago
                                           investments          % of investments
AT&T Corp.                                    4.7%                     4.5%
Intel Corp.                                   4.3%                     2.0%
Johnson & Johnson                             3.3%                     2.5%
Merck & Co., Inc.                             2.7%                     1.9%
Gillette Co.                                  2.7%                      N/A
United Technologies Corp.                     2.6%                     0.6%
Microsoft Corp.                               2.6%                     2.5%
General Electric Co.                          2.5%                     3.6%
Home Depot, Inc.                              2.3%                     2.5%
Abbott Laboratories                           2.2%                     2.5%

Average Annual Total Returns*
--------------------------------------------------------------------------------

                         Large Cap Growth     Large Cap        MorningStar
                            Portfolio      Growth(1) Index     Peer Group+
                          --------------    --------------    --------------
 1 Year                       18.27%            21.73%            16.25%
 5 Years                      14.02%            14.99%            12.06%
10 Years                      15.29%            15.17%              N/A

Top Five Industries (as of December 31, 1996)
--------------------------------------------------------------------------------

                                                % of            six months ago
                                             investments       % of investments
Health Products and Services                    19.8%                17.3%
Retail                                          10.9%                10.3%
Electronic and Processing Equipment             10.6%                10.4%
Chemicals                                        6.4%                 3.4%
Utilities - Telecommunications                   5.1%                 6.1%

 (1) The index is represented by the S&P 500 for the period April 1986 and the Russell Large Cap Growth Index for the period May 1996 to December 1996.

*Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of funds shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 The perfomance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+Source: MorningStar, Inc. Data as of 12/31/96. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1996

--------------------------------------------------------------------------------
 EQUITY INDEX PORTFOLIO
 INDEPENDENCE INVESTMENT ASSOCIATES, INC.                  MICHAEL G. TROTSKY
--------------------------------------------------------------------------------

  The Equity Index Portfolio is a passively managed equity portfolio designed to closely match the S&P 500 Stock Index. in terms of risk and expected return. The Portfolio is managed by investing in a subset of stocks contained within the Index which is optimized to closely match the characteristics, diversification and performance of the overall Index. The Portfolio currently invests in over 350 stocks. Major holdings in the Equity Index Portfolio closely match those in the S&P 500 Index and there are no significant industry or sector deviations.
  It is not unusual for a start-up portfolio of this kind to exhibit some variability relative to the Index due to the small initial size of the portfolio and due to cash flows which need to be invested quickly. The "portfolio optimization" technique typically exhibits long term investment performance of approximately +/-0.30% relative to the S&P 500 Index. However, in the short time since this Portfolio's inception, the Portfolio's returns have been negatively affected by the size of cash flows relative to the size of the Portfolio and the equity market's volatility during this period.
  As a consequence, John Hancock decided to waive all fees charged to the Portfolio for 1996 and for an as yet undetermined period in 1997. A capital contribution of $84,000 (which includes a reimbursement of the fees for 1996) was made into the Portfolio on December 31, 1996. Including the capital contribution, the Portfolio had a net return of 14.23%+ versus 15.04% for the S&P 500 Index (for the eight months since the Portfolio's inception). As the Portfolio gets larger, we expect that investment returns will more closely match those of the S&P 500 Index.


-------------------------------------------------------------------------
Top Ten Holdings (as of December 31, 1996)
-------------------------------------------------------------------------
                                           % of        six months ago
                                       investments    % of investments
General Electric Co.                       2.7%           2.7%
Coca-Cola Co.                              2.3%           2.3%
Exxon Corp.                                2.1%           2.0%
Intel Corp.                                1.8%           1.1%
Microsoft Corp.                            1.7%           1.3%
Merck & Co., Inc.                          1.6%           1.5%
Royal Dutch Petroleum Co.                  1.5%           1.7%
Philip Morris Cos., Inc.                   1.4%           1.4%
IBM Corp.                                  1.3%           1.1%
Proctor & Gamble Co.                       1.2%           1.1%

-------------------------------------------------------------------------

    Total Returns -- for 8 months ending 12/31/96*
-------------------------------------------------------------------------
                                Equity Index     S & P 500
                                  Portfolio        Index
                               --------------   -----------
Since Inception                    14.23%+         15.04%
1 Year                               N/A            N/A
-------------------------------------------------------------------------

-------------------------------------------------------------------------
    Top Five Industries (as of December 31, 1996)
  -----------------------------------------------------------------------
                                        % of         six months ago
                                    investments     % of investments
Health Products and Services            9.8%               8.4%
Electronic and Processing Equipment     9.4%               6.7%
Oils and Natural Gas Exploration
  and Production                        8.6%               8.6%
Food, Beverage and Tobacco              7.5%               8.1%
Banks and Finance                       7.0%               6.7%
-------------------------------------------------------------------------

+ The net return without the capital contribution would have been 13.59%.
* Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* "Standard & Poor's 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Mutual Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's makes no representation regarding the advisability of investing in the product.

  The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                      INCEPTION: MAY 16, 1988

--------------------------------------------------------------------------------
 REAL ESTATE EQUITY PORTFOLIO
 INDEPENDENCE INVESTMENT ASSOCIATES, INC.                        DALTON AVERY
--------------------------------------------------------------------------------

 The Real Estate Investment Trusts (REITs) Market strengthened in July when the overall stock market weakened. At that point, many investors sought a less volatile haven and REITs, with their high yields and modest valuations, provided that safety.
 A surge of new money came into the dedicated real estate funds in the third quarter and the flow of funds accelerated in the fourth quarter. The REIT indices showed a very nice total return in the 6% range in the third quarter and ramped up to an 18% total return in the fourth quarter. That second half performance propelled the REIT group to a 35-36% return for the year. At the beginning of 1996 we estimated a total return in 1996 for the REIT group and for the portfolio of 13-15%. This estimate was based on a "going in yield" of 7% plus annual growth of 6-8%. The actual returns were more than twice the estimate due to a multiple expansion.
 All of the REIT industry sectors showed total returns in 1996 in excess of 23% except the small factory outlet store sector. Hotel REITs led the group (as they did in 1995) with a 49% total return with the office and industrial REIT sectors close behind. The Real Estate Equity Portfolio was underweighted in hotel REITs compared to the benchmark and that was the main reason that the Portfolio lagged its benchmark for the year. Despite that, the Real Estate has outperformed the broad equities market (as represented by the S&P 500) in four of the last five years.

                          Historical Portfolio Return
                             [GRAPH APPEARS HERE]
$10,000
Investment made 5/16/88
(Portfolio Inception Date)

Value on 12/31/96;
------------------
$24,720   Real Estate Equity Portfolio
$17,520   Wilshire Real Estate Index

Top Ten Holdings (as of December
--------------------------------------------------------------------------------

                                              % of                six months ago
                                           investments          % of investments
Host Marriott Corp.                           3.6%                     2.5%
Simon DeBartolo Group, Inc.                   3.2%                      N/A
Patriot American Hospitality, Inc.            3.2%                     2.6%
Liberty Property Trust                        3.1%                     3.1%
Carr Realty Corp.                             2.9%                     2.7%
Developers Diversified Realty Corp.           2.7%                     3.1%
Sun Communities, Inc.                         2.6%                     3.1%
Storage USA, Inc.                             2.6%                     2.8%
Post Properties, Inc.                         2.5%                     2.9%
BRE Properties, Inc.                          2.5%                     2.9%

Average Annual Total Returns/*/
--------------------------------------------------------------------------------

                         Real Estate Equity   Wilshire Real
                             Portfolio        Estate Index
                         ------------------   -------------
1 Year                          33.07%          36.87%
5 Years                         15.89%          14.36%
Since Inception                 11.05%           6.68%

Top Five Industries (as of December 31, 1996)
--------------------------------------------------------------------------------

                                                % of            six months ago
                                             investments       % of investments
Real Estate Investment Trust                    87.4%                88.8%
Real Estate Development                          5.5%                 6.3%
Lodging & Restaurants                            3.8%                 2.5%

*Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing entails special risks as discussed in the prospectus.

 The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                       INCEPTION: MAY 1, 1996

--------------------------------------------------------------------------------
 MID CAP VALUE
 NEUBERGER & BERMAN, LLC                             M. KASSEN & R. GENDELMAN
--------------------------------------------------------------------------------

 The Mid Cap Value Portfolio achieved a total return (net of management and operating expenses) of 10.48% in the fourth quarter; 15.09% for the last six months; and 16.18% since inception. We are pleased to say that your Portfolio has significantly outperformed the Russell Mid Cap Value index by a margin of 1.86% in the fourth quarter; 3.35% for the last six months; and 3.25% since inception
 Over the last six months we have been able to add significant value to this Portfolio through either underweighting or overweighting in the right sectors. In the 2nd and 3rd quarters, our under weighting in Utilities and over weighting in Materials and Processing helped us to out-perform the benchmark by 140 basis points. In the 4th quarter we overweighted the Technology sector-- which performed very well.
 Over the course of the last quarter we purchased over 20 securities that we anticipate will add value and enhance performance. Two outstanding performers we purchased this quarter were Allegiance Corp. and CVS Corp. which appreciated 17.13% and 27.62% respectively. We found superior investment opportunities this quarter in the Technology, Energy and Financial sectors with winners such as KLA Instruments Corp. (up 62.73%), Tejas Gas Corp. (up 33.26%) and First USA (up 25.30%).
 As we enter 1997 our outlook is cautious as stocks continue to climb to new highs. With inflationary concerns seemingly under control our focus will be to identify companies whose fundamentals are strong or improving, but whose stock performance has suffered. We anticipate that the sectors that have fueled the 1996 run (technology, energy and financials) will continue to provide value in 1997.


-------------------------------------------------------------------------
Top Ten Holdings (as of December 31, 1996)
-------------------------------------------------------------------------
                                           % of       six months ago
                                       investments    % of investments
Price/Costco, Inc.                        2.8%               2.3%
Wells Fargo & Co.                         2.2%               1.7%
Comcast Corp.-Cl.A                        1.9%               2.7%
Sabre Group Holdings, Inc.                1.9%                N/A
Seagate Technology, Inc.                  1.8%               2.1%
USG Corp.                                 1.8%               1.8%
Exel, Ltd.                                1.8%               1.2%
Columbia/HCA Healthcare Corp.             1.8%               2.1%
Mirage Resorts, Inc.                      1.7%                N/A
Texas Instruments, Inc.                   1.7%               1.6%

-------------------------------------------------------------------------


    Total Returns -- for 8 months ending 12/31/96*
  -----------------------------------------------------------------------
                            Mid Cap Value    Russell Mid Cap
                              Portfolio       Value Index
                            -------------      -----------
Since Inception                16.18%           12.93%
1 Year                           N/A             N/A

-------------------------------------------------------------------------

-------------------------------------------------------------------------


    Top Five Industries (as of December 31, 1996)
  -----------------------------------------------------------------------
                                        % of         six months ago
                                    investments     % of investments
Media                                   7.9%              6.1%
Electronic and
  Processing Equipment                  7.8%              5.7%
Retail                                  7.6%              6.9%
Oils and Natural Gas Exploration
  and Production                        5.9%              3.2%
Insurance                               5.8%             12.9%


-------------------------------------------------------------------------

*Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 The perfomance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                       INCEPTION: MAY 1, 1996

--------------------------------------------------------------------------------
 MID CAP GROWTH
 JANUS CAPITAL CORPORATION                                           JIM GOFF
--------------------------------------------------------------------------------

 The Portfolio lagged the Index in part due to several individual disappointments, especially in the wireless communications area, but also because broad market advances had an unusually narrow focus the last three months. Almost across the board, the fourth-quarter rally was a flight to liquidity--that is, investors put money almost exclusively into companies with larger market capitalizations. Much of this "big is beautiful" rally occurred during the second half of the year, after the July decline, when large stocks rebounded quickly and smaller stocks, which had been severely battered in the summer sell-off, recovered only moderately. On the plus side, however, many stocks that the rally ignored fell to attractive valuations.
 Anomalous or not, this period proved difficult. A number of our holdings either came under profit-taking, or were out of sync with market psychology, even though their long-term fundamentals have not changed or have even improved. Among our wireless communications holdings, Paging Network, Millicom International, PriCellular, and Omnipoint all declined. Fastenal came under profit-taking, as did lodging and real estate franchiser HFS. Insignia Financial Group suffered a setback when a major acquisition was abandoned, and Viking Office Products, where the fundamentals are very much intact, declined on concerns about the pace of domestic revenue growth. Among the Portfolio's gainers were Trigen Energy, an independent supplier of utilities to large commercial buildings and institutions, Barnett, Inc., a distributor of plumbing, hardware, and electrical supplies, whose rate of earnings growth continues to improve, and longtime holding Wisconsin Central. An exciting addition this quarter was Concord EFS, which processes selected credit card transactions.
 Although performance was slightly disappointing, the low valuations in the mid-cap sector provided a number of attractive buying opportunities. On the whole, however, I am very excited about the individual companies we hold, and firmly believe their most exciting growth lies ahead.


-------------------------------------------------------------------------
Top Ten Holdings (as of December 31, 1996)
-------------------------------------------------------------------------
                                           % of       six months ago
                                       investments    % of investments
Fastenal Co.                              6.5%              4.2%
J.D. Wetherspoon plc                      4.5%              3.6%
HFS, Inc.                                 4.4%              4.6%
Global DirectMail Corp.                   4.3%              4.0%
Paging Network, Inc.                      4.0%              7.3%
Wisconsin Central Transportation Corp.    3.2%              2.0%
Rentokil Initial plc                      3.2%               N/A
Insignia Financial Group, Inc.-Cl.A       3.2%              0.8%
Petco Animal Supplies, Inc.               3.0%              3.5%
Papa John's International, Inc.           3.0%              1.6%
-------------------------------------------------------------------------
    Total Returns -- for 8 months ending 12/31/96*
-------------------------------------------------------------------------
                               Mid Cap                Russell Mid
                           Growth Portfolio        Cap Growth Index
                          -------------------      ----------------
Since Inception                 2.69%                     5.28%
1 Year                           N/A                       N/A
-------------------------------------------------------------------------
-------------------------------------------------------------------------
    Top Five Industries (as of December 31, 1996)
-------------------------------------------------------------------------
                                        % of         six months ago
                                    investments     % of investments
Retail                                 21.5%               14.3%
Lodging and Restaurants                16.7%               14.6%
Telecommunications                      6.7%               21.4%
Business Services                       5.7%                3.6%
Health Products and Services            3.9%                9.3%
-------------------------------------------------------------------------

*Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                       INCEPTION: MAY 1, 1994

--------------------------------------------------------------------------------
 SPECIAL OPPORTUNITIES PORTFOLIO
 JOHN HANCOCK ADVISERS, INC.                                      KEVIN BAKER
--------------------------------------------------------------------------------

 For the six months ending December 31, 1996, Special Opportunities returned 9.74% versus a 6.38% return for the Russell Mid Cap Growth Index. During the period, Energy was the largest and best performing sector as the positive scenario for energy stocks unfolded. Worldwide demand continued to grow, and strong commodity prices for oil and gas generated confidence in the industry, while encouraging increased drilling and exploration worldwide. This increased level of activity boosted the revenues and profits of oil and gas service companies. We focused the Portfolio's investment in this group in two particular areas: drillers and exploration as well as production companies. We saw opportunities in the Energy sector before it became a "popular" place to invest.
 We increased our weighting in the Financial sector. We saw opportunities in select hotel and office real estate investment trusts (REITs) in selected markets. We were attracted to REITs for two reasons: (1) internal growth opportunities and (2) for the vast opportunities for well-managed companies benefiting from large scale disposition of real estate properties by insurance companies. Also, positions were established in non-bank financial service companies and insurance providers. We believe as long as interest rates and credit quality remain under control there will be a lot of opportunities in this area.
 We took small positions in the Technology Sector to reduce risk of being hurt in one particular stock. We largely avoided semiconductor stocks and the speculative Internet stocks, thereby insulating the portfolio from some of the more significant losses in those market segments. The Portfolio's software holdings outperformed while our weighting in computer services underperformed on the heels of forecasts of slowing contract growth.

                          Historical Portfolio Return
                             [GRAPH APPEARS HERE]

$10,000
Investment made 5/1/94
(Inception Date)



-------------------------------------------------------------------------
Top Ten Holdings (as of December 31, 1996)
-------------------------------------------------------------------------
                                           % of       six months ago
                                       investments    % of investments
Starwood Lodging Trust                     2.7%            N/A
Smith International, Inc.                  2.6%            N/A
Global Marine, Inc.                        2.6%           2.3%
Nuevo Energy Co.                           2.5%           2.0%
Falcon Drilling Co., Inc.                  2.5%           2.2%
Ensco International, Inc.                  2.4%           0.9%
Energy Ventures, Inc.                      2.4%            N/A
Titanium Metals Corp.                      2.4%           2.3%
Tosco Corp.                                2.4%            N/A
Forcenergy Gas Exploration, Inc.           2.2%           1.0%
-------------------------------------------------------------------------

  Average Annual Total Returns*
-------------------------------------------------------------------------
                  Special Opportunities   Russell MidCap    MorningStar
                        Portfolio          Growth Index     Peer Group+
                  ---------------------   --------------    -----------
1 Year                  30.33%                17.48%           10.17%
Since Inception         24.28%                19.08%             N/A
5 Years                   N/A                   N/A              N/A
-------------------------------------------------------------------------

-------------------------------------------------------------------------
  Top Five Industries (as of December 31, 1996)
-------------------------------------------------------------------------
                                        % of         six months ago
                                    investments     % of investments
Oils and Natural Equipment
  and Services                         24.5%              17.2%
Oils and Natural Gas Exploration
  and Production                       17.3%              14.8%
Metals and Mining                      10.5%              19.9%
Real Estate Investment Trust            8.7%               N/A
Computer Software and Services          4.0%               9.6%
-------------------------------------------------------------------------

*Total returns are for the period ending December 31, 1996, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate that shares, when redeemed, may be worth more or less than their original cost. Sector investing entail special risks as discussed in the prospectus.

 The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your prospectus.

 The Special Opportunities Portfolio may not be available with all products. There are special risks associated with sector investing and investing in small cap stocks. Please refer to the prospectus for additional information.

+Source: MorningStar, Inc. Data as of 12/31/96. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1996

--------------------------------------------------------------------------------
 SMALL CAP VALUE PORTFOLIO
 INVESCO MANAGEMENT & RESEARCH               STEVE KASZYNSKI AND BOB SLOTPOLE
--------------------------------------------------------------------------------

 Small company stocks continued to gain ground in the final half of 1996, but failed to match the exceedingly strong returns of larger companies. This runs counter to the longer term tendency for smaller companies to outperform other sectors of the equities market. If current Wall Street profit forecasts are accurate, small companies as a group will grow earnings at twice the pace of larger companies in 1997.
 For all of 1996, the Russell 2000 small cap benchmark posted a solid 16.5% return. The July sell-off in the technology sector resulted in a third quarter benchmark return of only 0.35%. In the fourth quarter, the Russell 2000 Index was helped by the very strong performance of REITs and financial services companies. Both groups benefited from a favorable interest rate environment. Energy stocks were also strong, aided by a shortage of natural gas supply. Value stocks easily outpaced growth late in the year, in large part due to their predominance in those sectors mentioned above.
 The Small Cap Value Portfolio outpaced the Russell 2000 Index in both the third and fourth quarters, returning 9.8% versus 5.6% in the combined period. The Portfolio has performed equally well against the Russell 2000 Index since its inception on May 1st, returning 10.33% (net of management fees & operating expenses) versus 5.21% for the benchmark.
 Our focus on identifying value in each sector of the small cap market allowed us to minimize much of the market's recent volatility in the health, technology, and telecom sectors. It also assured our participation in the energy and financials sectors which led the small cap market in the later half of 1996. Standout performers among our top ten holdings include Mississippi Valley Bancshares, Sotheby's Holdings--CL. A and CBL & Associates Properties, an equity REIT.


-------------------------------------------------------------------------
Top Ten Holdings (as of December 31, 1996)
-------------------------------------------------------------------------
                                           % of       six months ago
                                       investments    % of investments
Commercial Federal Corp.                   2.1%            N/A
Dexter Corp.                               1.8%            0.9%
Mississippi Valley Bancshares, Inc.        1.5%            N/A
ABM Industries, Inc.                       1.5%            N/A
Sotheby's Holdings, Inc.                   1.3%            N/A
Quanex Corp.                               1.3%            N/A
CBL & Associates Properties, Inc.          1.2%            N/A
Precision Castparts Corp.                  1.2%            N/A
Wellsford Residential Property Trust       1.1%            N/A
Adolph Coors Co.-Cl.B                      1.1%            N/A
--------------------------------------------------------------------------------

-------------------------------------------------------------------------
Total Returns -- for 8 months ending 12/31/96*
-------------------------------------------------------------------------
                                 Small Cap      Russell 2000
                              Value Portfolio       Index
                              ---------------   ------------
Since Inception                    10.33%          5.21%
1 Year                              N/A             N/A
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Top Five Industries (as of December 31, 1996)
-------------------------------------------------------------------------
                                        % of         six months ago
                                    investments     % of investments
Health Products and Services            8.2%               8.6%
Real Estate Investment Trust            7.9%               N/A
Banks and Finance                       6.9%               7.1%
Insurance                               4.7%               7.4%
Electronic and Processing Equipment     4.4%               5.9%
-------------------------------------------------------------------------

*Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks, as outlined in the correct prospectus.

 The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                       INCEPTION: MAY 1, 1996

--------------------------------------------------------------------------------
 SMALL CAP GROWTH PORTFOLIO
 JOHN HANCOCK ADVISERS, INC.                                    BERNICE BEHAR
--------------------------------------------------------------------------------

 Since inception, the Small Cap Growth Portfolio returned -0.80 versus -2.28% for the Russell 2000 Growth Index. Many of our holdings, which increased in excess of 100% last quarter, experienced severe bouts of profit taking. However, fundamentals and valuations look very reasonable for our companies. During the period, we benefited from consolidation in the media/broadcasting industry which took place earlier in the year. More recently, we have decreased our position as the probability for further consolidation in the radio industry has fallen since the election. The Department of Justice capped the number of radio stations one company can own in one market. We feel the majority of mergers have occurred.
 The favorable economic environment contributed to an excellent quarter and year for financial stocks, though the portfolio was underweighted in this sector due to the Portfolio's growth strategy. We also saw opportunities in certain hotel and office real estate investment trusts (REITs) in markets where demand far exceeds supply. REITs were attractive for two reasons. First, for internal growth opportunities, second for the vast opportunities for well-managed companies benefiting from large scale disposition of real estate properties by insurance companies. We established positions in non-bank financial service companies and insurance providers.
 We saw a real divergence between technology companies. Throughout the period, investors favored companies with more predictable earnings. The current market cycle reacted very quickly to short-term phenomena rather than taking a long-term perspective. In late 1996, the market rally in technology was highly focused on the semiconductor industry which many perceived to be emerging from a major slowdown. We are seeing more growth opportunities and will be emphasizing more in this area in 1997.


-------------------------------------------------------------------------
Top Ten Holdings (as of December 31, 1996)
-------------------------------------------------------------------------
                                           % of       six months ago
                                       investments    % of investments
Dura Pharmaceuticals, Inc.                 1.1%            0.5%
Starwood Lodging Trust                     1.1%             N/A
CBT Group plc-ADR                          1.0%            0.6%
Baan Co., NV                               1.0%            0.6%
Catalina Marketing Corp.                   1.0%            0.3%
Ultrak, Inc.                               1.0%             N/A
Henry Schein, Inc.                         1.0%            0.7%
Network Appliance, Inc.                    1.0%            0.2%
Apollo Group, Inc.-Cl.A                    1.0%            0.6%
Regal Cinemas, Inc.                        1.0%            0.7%
-------------------------------------------------------------------------

    Total Returns -- for 8 months ending 12/31/96*
-------------------------------------------------------------------------
                                    Small Cap Growth     Russell 2000
                                        Portfolio        Growth Index
                                   ------------------- ----------------
Since Inception                          -0.50%           -2.28%
1 Year                                    N/A              N/A
-------------------------------------------------------------------------

-------------------------------------------------------------------------
    Top Five Industries (as of December 31, 1996)
-------------------------------------------------------------------------
                                        % of         six months ago
                                    investments     % of investments
Computer Software and Services         12.9%               11.5%
Health Products and Services           11.4%               12.5%
Retail                                  8.0%                5.6%
Business Services                       6.7%                5.0%
Financial Services                      5.5%                2.8%
-------------------------------------------------------------------------

*Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the current prospectus.

 The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                       INCEPTION: MAY 1, 1996

--------------------------------------------------------------------------------
 INTERNATIONAL BALANCED PORTFOLIO
 BRINSON PARTNERS, INC.
--------------------------------------------------------------------------------

 Within the equity portion of the Portfolio, our market, security, and currency selection all contributed to returns for the fourth quarter. The largest contribution came from security selection in Japan. Bond market allocation benefited from an overweight position in Canada and our underweight position in Japan. Bond management over this time frame was roughly neutral. Our defensive position relative to overvalued foreign currencies continued to be a significant contributor to performance.
 Non-U.S. equity markets rose modestly in the fourth quarter of 1996, in aggregate registering a gain of 3.13% in dollar-hedged terms. Similarly, the non-U.S. bond markets in dollar-hedged terms rose 3.94%. Currencies continued to fall modestly over the quarter. The weakest currencies were the Swiss franc, which fell 7.51%, followed by the Japanese yen, which declined 5.32%.
 On average, GDP/GNP growth rates should range around 2-3% for 1997. Despite this environment of modest GDP growth, the combination of fiscal restraint and downward wage pressures should help to keep inflation under control.
 Our view remains that, with few exceptions, international equity markets are overpriced. Given our valuation and fundamental analysis, international bonds remain attractive on both an absolute and relative basis as compared to international equities. The economic situation in Europe continues to be supportive for bonds . We expect yield curves to normalize primarily through a decline in long-term rates. The Japanese bond and equity markets continue to be the least attractive relative to those of other developed countries.
 Our currency strategy has not changed over the quarter. Our underweights in the Japanese yen and core European currencies, and our overweight in the U.S. dollar contributed significantly to portfolio performance.


-------------------------------------------------------------------------
Top Ten Holdings (as of December 31, 1996)
-------------------------------------------------------------------------
                                           % of       six months ago
                                       investments    % of investments
Federal Republic of Germany                9.6%            9.9%
Government of Canada                       6.3%            4.4%
Netherlands Government                     6.1%            5.7%
Government of France                       5.4%            5.4%
Republic of Italy                          4.8%            4.7%
Kingdom of Denmark                         4.4%            4.4%
Conversion                                 3.2%            2.8%
Belgium Kingdom                            1.7%            1.0%
Royal Dutch Petroleum Co.                  1.2%            1.3%
Swedish Government-Debs.                   1.2%             N/A

-------------------------------------------------------------------------

Total Returns -- for 8 months ending 12/31/96*
-------------------------------------------------------------------------
                          International Balanced  International Balanced
                                 Portfolio           Composite Index**
                          ----------------------  ----------------------
Since Inception                    6.73%                2.78%
1 Year                               N/A                 N/A
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Top Five Industries (as of December 31, 1996)
-------------------------------------------------------------------------
                                        % of         six months ago
                                    investments     % of investments
Governmental                           42.7%               42.8%
Banks and Finance                       6.3%                6.5%
Oil and Natural Gas Exploration
  and Production                        3.7%                3.8%
Food, Beverage and Tobacco              3.6%                3.6%
Electronic and Processing Equipment     3.5%                4.2%
-------------------------------------------------------------------------

 * Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

** International Balanced Composite Index: 6.7% Morgan Stanley Capital
   International World Index Excluding US, and 33% Salomon Brothers Non-US Govt. Bond Index excluding US Taxes.

   There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

   The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                       INCEPTION: MAY 2, 1988

--------------------------------------------------------------------------------
 INTERNATIONAL EQUITIES PORTFOLIO (FORMERLY INTERNATIONAL)
 JOHN HANCOCK ADVISERS, INC.                                 JOHN L. F. WILLS
--------------------------------------------------------------------------------

 For the six months ending December 31, 1996, your International Equities Portfolio returned 2.34% versus a 1.46% return for the MSCI EAFE Index. During the period, we overweighted Hong Kong given an inexpensive stock market and tremendous growth opportunities. Our performance has been enhanced by the bullishness in this market as well as specific investments in China stocks and real estate companies, which were boosted by a 30% advance in real estate prices this past year.
 Japan was underweighted as doubt continues to sweep through the Japanese market. The only positive market sectors from which we benefited over the last six months were the export, consumer electronics and technology sectors. This is an area where we have taken profits and where we plan to take more profits in the near future. In Japan, banks continued to sell stocks to cover loan losses and to shore up their balance sheets, corporations continued to sell stocks to raise capital and individuals continued to sell stocks as they worried about potential unemployment. The performance of Japanese stocks was also hit by the yen's fall against the dollar to a 45-month low at year end.
 Stocks across Europe also hit all-time highs as interest rates remained low, economic indicators remained positive and investors remained confident. U.K. stocks continued their advance and were boosted by a strong British Pound. While our U.K. stocks advanced during the quarter, we redeployed some of these assets to Germany and Eastern Europe. We also increased our holdings in Eastern Europe as these securities offer tremendous value given their current growth rate.

                          Historical Portfolio Return
                             [GRAPH APPEARS HERE]
$10,000
Investment made 5/2/88
(Inception Date)

Top Ten Holdings (as of December 31, 1996)
--------------------------------------------------------------------------------

                                             % of                six months ago
                                           investments          % of investments
Moet Hennessy-Louis Vultton                     2.9%                    2.2%
TDK Corp.                                       2.6%                    2.2%
Dixons Group plc                                2.5%                    2.9%
Matsushita Electric Industrial Co.              2.5%                    3.0%
Pearson plc                                     2.5%                    1.7%
Mitsubishi Heavy Industries, Ltd.               2.4%                    2.6%
Sony Corp.                                      2.4%                    2.5%
Investor AB                                     2.4%                    2.1%
Citic Pacific, Ltd.                             2.3%                    1.7%
SMH AG                                          2.3%                    2.1%

Average Annual Total Returns/*/
--------------------------------------------------------------------------------

                               International Equities  MSCI EAFE MorningStar
                                     Portfolio           Index   Peer Group+
                               ----------------------  --------- -----------
1 Year                                  9.19%             6.36%    11.48%
5 Years                                 7.53%             8.48%     9.06%
Since Inception                         8.11%             5.42%     N/A

Top Five Industries (as of December 31, 1996)
--------------------------------------------------------------------------------

                                                % of            six months ago
                                             investments       % of investments
Diversified Operations                          14.6%                11.6%
Electronic and Processing Equipment              9.1%                10.7%
Real Estate                                      8.9%                 4.2%
Miscellaneous                                    6.2%                 4.8%
Metals and Mining

*Total returns are for the period ending December 31, 1996, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

+Source: MorningStar, Inc. Data as of 12/31/96. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1996

--------------------------------------------------------------------------------
 INTERNATIONAL OPPORTUNITIES PORTFOLIO
 ROWE PRICE FLEMING INTERNATIONAL, INC.                           MARTIN WADE
--------------------------------------------------------------------------------

 International markets generally ended 1996 on a strong note. Over the fourth quarter, European markets were the strongest performers with Spain, Norway and the U.K. particularly good. In the Pacific, Hong Kong and Malaysia were strongest whereas Korea and Thailand fell sharply. Argentina and Brazil led Latin American markets with Mexico flat. Japan ended the year on a weak note with pessimism spreading about the economic outlook for 1997. Over the quarter, the dollar continued the trend seen earlier in the year, rising further against other major world currencies with the yen particularly weak.
 Over the quarter, we used market strength to reduce exposure to specific companies in the Netherlands, Hong Kong and Malaysia. Additions to the portfolio were concentrated in France, Singapore and Mexico. In addition, a modest exposure was initiated to a number of new markets such as the Philippines and Venezuela. Activity in Japan remained limited, although a small number of additions were made into the market weakness.
 We are optimistic that international markets, as a group, can make further progress over the next twelve months and should finally be able to outpace the U.S. juggernaut. The economic outlook world-wide remains supportive with steady if unexciting growth being seen in both Europe and Japan. On the back of this, corporate earnings growth remains reasonable and has the potential to surprise positively in a number of equity markets. Recent bond market strength has helped to provide support for equity market valuations which, while not cheap, remain generally acceptable. Japan, which as a market still looks expensive, continues to be the principal exception here. Selectively, investment opportunities look attractive in Europe while the smaller markets of Asia and Latin America have the potential to rise further in 1997.


-------------------------------------------------------------------------
Top Ten Holdings (as of December 31, 1996)
-------------------------------------------------------------------------
                                           % of       six months ago
                                       investments    % of investments
Wolters Kluwer NV                          2.1%            1.9%
Royal Dutch Petroleum Co.                  2.0%            1.6%
Elsevier NV                                1.9%            1.5%
Smithkline Beecham plc                     1.5%            1.1%
Telecomunicacoes Brasileiras
  S/A-Telebras                             1.4%            1.1%
National Westminster Bank plc              1.3%            1.1%
Compagnie Generale des Eaux                1.2%            0.9%
Reed International plc                     1.2%            1.0%
Astra AB-ADR Ser. A                        1.1%            0.9%
Novartis AG                                1.0%            N/A

-------------------------------------------------------------------------

    Total Returns -- for 8 months ending 12/31/96*
-------------------------------------------------------------------------
                              International             MSCIEAFE
                          Opportunities Portfolio        Index
                          -----------------------      ----------
Since Inception                   6.72%                   0.36%
1 Year                             N/A                     N/A

-------------------------------------------------------------------------
-------------------------------------------------------------------------
    Top Five Industries (as of December 31, 1996)
-------------------------------------------------------------------------
                                        % of         six months ago
                                    investments     % of investments
Banks and Finance                       8.5%               7.2%
Health Products and Services            7.8%               5.8%
Retail                                  7.2%               6.9%
Diversified Operations                  7.2%               4.6%
Publications                            6.4%               5.5%
-------------------------------------------------------------------------

* Total returns are for the period ending December 31, 1996. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, whenredeemed, may be worth more or less than their original cost. There are special risks associated with interntional investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

The perfomance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

--------------------------------------------------------------------------------
 PORTFOLIO BENCHMARKS
--------------------------------------------------------------------------------

STANDARD & POOR'S 500 INDEX: Covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues.

RUSSELL 1000 GROWTH INDEX: Contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Russell 1000 Value Index.

RUSSELL 1000 VALUE INDEX: Contains those Russell 1000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Russell 1000 Growth Index.

RUSSELL MIDCAP GROWTH INDEX: Consists of the smallest 800 securities in the Russell 1000 Growth Index, as ranked by total market capitalization. This index captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 total market capitalization. The Russell Midcap Growth Index contains securities with a greater-than-average growth orientation.

RUSSELL MIDCAP VALUE INDEX: Consists of the smallest 800 securities in the Russell Value 1000 Index, as ranked by total market capitalization. This index captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 total market capitalization. The Russell Midcap Value Index contains securities with a less-than-average growth orientation.

RUSSELL 2000 GROWTH INDEX: Contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Russell 2000 Value Index.

RUSSELL 2000 INDEX: Consists of the smallest 2,000 in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization

WILSHIRE REAL ESTATE SECURITIES INDEX: A market-capitalization weighted index which measures the performance of more than 85 real estate securities. The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX: Composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's.) Issues must have at least one year to maturity.

LEHMAN BROTHERS AGGREGATE BOND INDEX: Composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

MERRILL LYNCH 1-5 YEAR U.S. GOVERNMENT BOND INDEX: A capitalization-weighted index calculated on a total return basis with dividends reinvested.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX: An arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following countries in Europe, Australia, and the Far East: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

JP MORGAN NON-US GOVERNMENT BOND INDEX: A total return, market capitalization weighted index, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EXCLUDING THE UNITED: An arithmetic, market value-weighted average of the performance of more than 1000 securities listed on the stock exchanges of the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

SALOMON BROTHERS NON-US GOVERNMENT BOND INDEX: A market capitalization weighted index consisting of the government bond markets of the following countries:
Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

--------------------------------------------------------------------------------
 PEER GROUP -- MORNINGSTAR UNIVERSE
--------------------------------------------------------------------------------

 GROWTH & INCOME PORTFOLIO: Consistent with the Growth & Income Portfolio's equity investment style, this peer group represents an average annual total return for all variable annuity and life products within the MorningStar variable universe that have a Large Blend equity investment style as of 12/31/96.

 LARGE CAP GROWTH PORTFOLIO: Consistent with the Large Cap Growth Portfolio's equity investment style, this peer group represents an average annual total return for all variable annuity and life products within the MorningStar variable universe that have a Large Blend equity investment style as of 12/31/96.

 MANAGED PORTFOLIO: Consistent with the Managed Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the MorningStar variable universe that have a Balanced investment objective, combined with a Large Blend equity investment style and a High Quality/Intermediate maturity fixed income investment style as of 12/31/96.

 SOVEREIGN BOND PORTFOLIO: Consistent with the Sovereign Bond Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morning Star variable universe that have a Corporate Bond investment objective as of 12/31/96.

 INTERNATIONAL EQUITIES PORTFOLIO: Consistent with the International Equities Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the MorningStar variable universe that have a International Equity investment objective, combined with a Large Blend equity investment style as of 12/31/96.

 SPECIAL OPPORTUNITIES PORTFOLIO: Consistent with the Special Opportunities Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the MorningStar variable universe that have a Growth equity investment objective, combined with a Mid Cap Growth equity investment style as of 12/31/96.

 SHORT-TERM U.S. GOVERNMENT PORTFOLIO: Consistent with the Short-Term U.S. Government Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the MorningStar variable universe that have a Government Bond investment objective, combined with a High Quality Short maturity fixed income investment style as of 12/31/96.

STATEMENTS OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
(000's Omitted)

                              Large Cap  Sovereign International Small Cap International Mid Cap  Large Cap  Money   Mid Cap
                               Growth      Bond      Equities     Growth     Balanced    Growth     Value    Market   Value
                              ---------  --------- ------------- --------- ------------- -------  --------- -------- -------
ASSETS
Long Term Investments at
 cost.....................    $461,348   $662,837    $125,136     $16,134     $21,559    $14,633   $16,725           $ 8,053
Net unrealized
 appreciation of
 investments..............      50,874     10,399      18,970         811         911        619     1,211             1,031
Short-Term Investments at
 market...................      10,552     41,211      11,831       3,881         775      2,100     2,308  $212,394   1,772
                              --------   --------    --------     -------     -------    -------   -------  -------- -------
 Total Investments........     522,774    714,447     155,937      20,826      23,245     17,352    20,244   212,394  10,856
Cash......................         108                                 43         489        221         1
Receivable for:
 Investments sold.........                     35                     557          21        122        43                16
 Fund shares sold.........                                 26         114          46        104       173       923      59
 Interest.................                 12,047           7                     241                    9
 Dividends................         627                     76           6          21                   39                 7
 Unrealized appreciation
  on forward foreign
  currency contracts......                                                         81
 Other assets.............       1,888                     39                      44          2
                              --------   --------    --------     -------     -------    -------   -------  -------- -------
 TOTAL ASSETS.............    $525,397   $726,529    $156,085     $21,546     $24,188    $17,801   $20,509  $213,317 $10,938
LIABILITIES
Payable for:
 Investments purchased....                                            908          34      1,299       723                 8
 Fund shares purchased....                    137
 Unrealized depreciation
  on forward foreign
  currency contracts......
 Futures contracts daily
  variation...............                                                         20
 Other liabilities........       1,252        281         332           5          36         10         5        82       4
                              --------   --------    --------     -------     -------    -------   -------  -------- -------
 TOTAL LIABILITIES........       1,252        418         332         913          90      1,309       728        82      12
                              --------   --------    --------     -------     -------    -------   -------  -------- -------
NET ASSETS................     524,145    726,111     155,753      20,633      24,098     16,492    19,781   213,235  10,926
                              ========   ========    ========     =======     =======    =======   =======  ======== =======
Shares of beneficial
 interest outstanding.....      29,965     74,315       9,254       2,077       2,319      1,613     1,784    21,324     963
                              --------   --------    --------     -------     -------    -------   -------  -------- -------
Net asset value per share.    $  17.49   $   9.77    $  16.83     $  9.93     $ 10.39    $ 10.22   $ 11.09  $  10.00 $ 11.35
                              ========   ========    ========     =======     =======    =======   =======  ======== =======
Composition of net assets:
 Capital Paid-in..........     474,681    715,475     136,790      21,312      23,172     16,215    18,587   213,235   9,903
 Accumulated net realized
  gain (loss) on
  investments.............      (1,410)       237          (7)     (1,491)        (38)      (340)      (17)               (8)
 Undistributed
  (Distributions in excess
  of) net investment
  income..................                                                        (11)         2
 Net unrealized
  appreciation/(depreciation)
  of:
 Investments..............      50,874     10,399      18,970         812         911        619     1,211             1,031
 Foreign currency
  translation.............                                                         84         (4)
 Futures contracts........                                                        (20)
                              --------   --------    --------     -------     -------    -------   -------  -------- -------
Net Assets................    $524,145   $726,111    $155,753     $20,633     $24,098    $16,492   $19,781  $213,235 $10,926
                              ========   ========    ========     =======     =======    =======   =======  ======== =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
(000's Omitted)

                                                                                Short-Term
                                 Special    Real Estate  Growth &                  U.S.    Small Cap International Equity
                              Opportunities   Equity      Income     Managed    Government   Value   Opportunities  Index
                              ------------- ----------- ----------  ----------  ---------- --------- ------------- -------
ASSETS
Long Term
 Investments at
 cost.............              $148,328     $113,965   $1,643,518  $2,155,165   $56,744    $ 8,616     $15,195    $12,944
Net unrealized
 appreciation
 (depreciation) of
 investments......                28,723       31,444      359,928     166,200      (357)       700       1,035      1,223
Short-Term
 Investments at
 market...........                21,833        4,891       40,001      95,127     1,310      1,160       1,389        802
                                --------     --------   ----------  ----------   -------    -------     -------    -------
 Total
  Investments.....               198,884      150,300    2,043,447   2,416,492    57,697     10,476      17,619     14,969
Cash..............                                107          671       1,745       326                    192         27
Receivable for:
 Investments sold.                 1,095                                                                     17
 Fund shares sold.                   444                                                         53          76         76
 Interest.........                                                      19,105       603
 Dividends........                   201          738        4,297       2,007                   15          12         23
 Unrealized
  appreciation on
  forward foreign
  currency
  contracts.......
 Other assets.....                                 71        3,049           7        73                     12
                                --------     --------   ----------  ----------   -------    -------     -------    -------
 TOTAL ASSETS.....              $200,624     $151,216   $2,051,464  $2,439,356   $58,699    $10,544     $17,928    $15,095
LIABILITIES
Payable for:
 Investments
  purchased.......                 6,287                     2,098      52,124                               15        445
 Fund shares
  purchased.......                                                         395
 Unrealized
  depreciation on
  forward foreign
  currency
  contracts.......
 Futures contracts
  daily variation.
 Other
  liabilities.....                   229          111        1,439         177        23          3          15
                                --------     --------   ----------  ----------   -------    -------     -------    -------
 TOTAL
  LIABILITIES.....                 6,516          111        3,537      52,696        23          3          30        445
                                --------     --------   ----------  ----------   -------    -------     -------    -------
NET ASSETS........               194,108      151,105    2,047,927   2,386,660    58,676     10,541      17,898     14,650
                                ========     ========   ==========  ==========   =======    =======     =======    =======
Shares of
 beneficial
 interest
 outstanding......                11,749       10,325      139,748     178,745     5,840        982       1,689      1,320
                                --------     --------   ----------  ----------   -------    -------     -------    -------
Net asset value
 per share........              $  16.52     $  14.64   $    14.65  $    13.35   $ 10.05    $ 10.73     $ 10.60    $ 11.10
                                ========     ========   ==========  ==========   =======    =======     =======    =======
Composition of net
 assets:
 Capital Paid-in..              $165,887     $119,747   $1,686,878  $2,235,893   $59,042    $ 9,841     $16,919    $13,465
 Accumulated net
  realized gain
  (loss) on
  investments.....                  (502)         (86)        (396)    (15,433)       (9)                   (13)       (38)
 Undistributed
  (Distributions
  in excess of)
  net investment
  income..........                                           1,517                                          (43)
 Net unrealized
  appreciation/(depreciation)
  of:
 Investments......                28,723       31,444      359,928     166,200      (357)       700       1,035      1,223
 Foreign currency
  translation.....
 Futures
  contracts.......
                                --------     --------   ----------  ----------   -------    -------     -------    -------
Net Assets........              $194,108     $151,105   $2,047,927  $2,386,660   $58,676    $10,541     $17,898    $14,650
                                ========     ========   ==========  ==========   =======    =======     =======    =======
                              Strategic
                                Bond
                              ---------
ASSETS
Long Term
 Investments at
 cost.............             $11,077
Net unrealized
 appreciation
 (depreciation) of
 investments......                 266
Short-Term
 Investments at
 market...........               1,282
                              ---------
 Total
  Investments.....              12,625
Cash..............                 320
Receivable for:
 Investments sold.                 202
 Fund shares sold.                  64
 Interest.........                 191
 Dividends........
 Unrealized
  appreciation on
  forward foreign
  currency
  contracts.......
 Other assets.....                   2
                              ---------
 TOTAL ASSETS.....             $13,404
LIABILITIES
Payable for:
 Investments
  purchased.......                 485
 Fund shares
  purchased.......
 Unrealized
  depreciation on
  forward foreign
  currency
  contracts.......                   2
 Futures contracts
  daily variation.
 Other
  liabilities.....                  10
                              ---------
 TOTAL
  LIABILITIES.....                 497
                              ---------
NET ASSETS........              12,907
                              =========
Shares of
 beneficial
 interest
 outstanding......               1,271
                              ---------
Net asset value
 per share........             $ 10.16
                              =========
Composition of net
 assets:
 Capital Paid-in..             $12,645
 Accumulated net
  realized gain
  (loss) on
  investments.....                  (2)
 Undistributed
  (Distributions
  in excess of)
  net investment
  income..........
 Net unrealized
  appreciation/(depreciation)
  of:
 Investments......                 266
 Foreign currency
  translation.....                  (2)
 Futures
  contracts.......
                              ---------
Net Assets........             $12,907
                              =========

See notes to financial statements.

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I
Year Ended December 31, 1996
--------------------------------------------------------------------------------
(000's Omitted)

                              Large Cap Sovereign  International Small Cap International  Mid Cap  Large Cap  Money  Mid Cap
                               Growth     Bond       Equities    Growth(*)  Balanced(*)  Growth(*) Value(*)  Market  Value(*)
                              --------- ---------  ------------- --------- ------------- --------- --------- ------- --------
INVESTMENT INCOME
 Income
 Interest................      $   757  $ 51,353      $   507     $    91     $  495       $  40    $   67   $10,971  $   31
 Dividends (Note B)......        7,216                  2,432          12        192          63       204                55
                               -------  --------      -------     -------     ------       -----    ------   -------  ------
                                 7,973    51,353        2,939         103        687         103       271    10,971      86
 Expenses
 Investment advisory fee
  (Note C)...............        1,785     1,749          861          69        124          43        54       499      40
 Auditors fee............           23        29           13          10         10           9        10        15      10
 Trustees fees...........            5         5            6           6          5           6         5         5       5
 Custodian fees..........           40       155          152          22         34          25        31        27      16
 Fidelity bond...........            1                      1                                            1         1
 Printing & mailing
  fees...................           86       111           52          36         37          36        36        59      36
                               -------  --------      -------     -------     ------       -----    ------   -------  ------
                                 1,940     2,049        1,085         143        210         119       137       606     107
 Less expenses
  reimbursed/waived
  (Note C)...............                                              51         50          63        65                55
                               -------  --------      -------     -------     ------       -----    ------   -------  ------
                                 1,940     2,049        1,085          92        160          56        72       606      52
                               -------  --------      -------     -------     ------       -----    ------   -------  ------
Net Investment Income....        6,033    49,304        1,854          11        527          47       199    10,365      34
REALIZED AND UNREALIZED
 GAIN/(LOSS) ON
 INVESTMENTS
 Net realized gain/(loss)
  on sales of
  investments............       70,842     3,975        1,098      (1,491)         2        (338)      209               197
 Increase in unrealized
  appreciation/(depreciation)
  of:
 Investments.............         (979)  (24,593)       9,402         811        911         619     1,211             1,031
 Foreign currency
  translation............                                  70                     64          (2)
                               -------  --------      -------     -------     ------       -----    ------   -------  ------
 Net realized and
  unrealized gain/(loss)
  on investments.........       69,863   (20,618)      10,570        (680)       977         279     1,420             1,228
                               -------  --------      -------     -------     ------       -----    ------   -------  ------
 Net increase (decrease)
  in net assets resulting
  from operations........      $75,896  $ 28,686      $12,424     $  (669)    $1,504       $ 326    $1,619   $10,365  $1,262
                               =======  ========      =======     =======     ======       =====    ======   =======  ======

(*) Commenced investment operations on May 1, 1996.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
Year Ended December 31, 1996
--------------------------------------------------------------------------------
(000's Omitted)

                                                                          Short-Term
                                Special    Real Estate Growth &              U.S.    Small Cap  International    Equity  Strategic
                             Opportunities   Equity     Income  Managed   Government Value(*)  Opportunities(*) Index(*)  Bond(*)
                             ------------- ----------- -------- --------  ---------- --------- ---------------- -------- ---------
INVESTMENT INCOME
 Income
 Interest..........             $   735      $   159   $  5,033 $ 81,332    $1,873     $ 44         $   56       $   28    $617
 Dividends (Note
  B)...............                 488        7,937     40,291   24,517                 77            148          131
                                -------      -------   -------- --------    ------     ----         ------       ------    ----
                                  1,223        8,096     45,324  105,849     1,873      121            204          159     617
 Expenses
 Investment
  advisory fee
  (Note C).........                 901          712      4,525    7,419       146       44             96           15      66
 Auditors fee......                  13           12         62       71        10       10             10           10      10
 Trustees fees.....                   5            6          5        5         5        5              5            5       5
 Custodian fees....                  43           39         63      193        29       18            118           36      20
 Fidelity bond.....                   1            1          1        1         1        1                                   1
 Printing &
  mailing fees ....                  48           49        235      286        39       36             36           36      36
                                -------      -------   -------- --------    ------     ----         ------       ------    ----
                                  1,011          819      4,891    7,975       230      114            265          102     138
 Less expenses
  reimbursed/waived
  (Note C).........                                                             10       56            145          102      50
                                -------      -------   -------- --------    ------     ----         ------       ------    ----
                                  1,011          819      4,891    7,975       220       58            120            0      88
                                -------      -------   -------- --------    ------     ----         ------       ------    ----
Net Investment
 Income............                 212        7,277     40,433   97,874     1,653       63             84          159     529
REALIZED AND
 UNREALIZED
 GAIN/(LOSS) ON
 INVESTMENTS
 Net realized
  gain/(loss) on
  sales of
  investments......               6,812          663    214,384  190,969         6      217            (40)          89     148
 Increase in
  unrealized
  appreciation/(depreciation)
  of:
 Investments.......              22,836       28,588     79,058  (58,766)     (606)     700          1,035        1,223     266
 Foreign currency
  translation......                                                                                                          (2)
                                -------      -------   -------- --------    ------     ----         ------       ------    ----
 Net realized and
  unrealized
  gain/(loss) on
  investments......              29,648       29,251    293,442  132,203      (600)     917            995        1,312     412
                                -------      -------   -------- --------    ------     ----         ------       ------    ----
 Net increase in
  net assets
  resulting from
  operations.......             $29,860      $36,528   $333,875 $230,077    $1,053     $980         $1,079       $1,471    $941
                                =======      =======   ======== ========    ======     ====         ======       ======    ====

(*) Commenced investment operations on May 1, 1996.

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                                                                                            Small Cap
                                 Large Cap Growth           Sovereign Bond        International Equities      Growth
                             ------------------------- ------------------------- ------------------------- ------------
                                                                                                           Period from
                                                                                                              May 1,
                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  1996 (*) to
                             December 31, December 31, December 31, December 31, December 31, December 31, December 31,
                                 1996         1995         1996         1995         1996         1995         1996
                             ------------ ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS
 Net investment
  income.........              $  6,033     $  8,156     $ 49,304     $ 46,480     $  1,854     $  1,636     $    11
 Net realized
  gain/(loss) on
  sales of
  investments....                70,842       22,402        3,975       12,223        1,098       (1,842)     (1,491)
 Change in net
  unrealized
  appreciation/(depreciation)
  of investments.                  (979)      50,615      (24,593)      55,495        9,402        9,583         811
 Foreign
  currency
  translation....                                                                        70          (70)
                               --------     --------     --------     --------     --------     --------     -------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....                75,896       81,173       28,686      114,198       12,424        9,307        (669)
Distributions to
 Shareholders
 From:
 Net investment
  income.........                (6,033)      (8,156)     (49,304)     (46,480)      (1,831)      (1,317)        (18)
 Realized gain on
  investments....               (71,587)     (22,019)      (3,975)      (6,272)                      (12)
 Capital Paid-in.                               (532)                                                (66)
                               --------     --------     --------     --------     --------     --------     -------
 Decrease in net
  assets
  resulting from
  distributions..               (77,620)     (30,707)     (53,279)     (52,752)      (1,831)      (1,395)        (18)
Trust Share
 Transactions
 Proceeds from
  shares sold....               104,231       90,450       64,307       44,542       37,327       25,117      27,331
 Distributions
  reinvested.....                77,620       30,707       53,279       52,752        1,831        1,395          18
 Payment for
  shares
  redeemed.......               (36,258)     (15,304)     (67,191)     (45,508)     (20,801)     (26,952)     (6,029)
                               --------     --------     --------     --------     --------     --------     -------
 Increase
  (decrease)
  from trust
  share
  transactions...               145,593      105,853       50,395       51,786       18,357         (440)     21,320
                               --------     --------     --------     --------     --------     --------     -------
NET INCREASE IN
 NET ASSETS......               143,869      156,319       25,802      113,232       28,950        7,472      20,633
NET ASSETS
 Beginning of
  Year...........               380,276      223,957      700,309      587,077      126,803      119,331           0
                               --------     --------     --------     --------     --------     --------     -------
 End of Year.....              $524,145     $380,276     $726,111     $700,309     $155,753     $126,803     $20,633
                               ========     ========     ========     ========     ========     ========     =======
Analysis of Trust
 Share
 Transactions:
 Sold............                 5,608        5,486        6,571        4,526        2,305        1,668       2,681
 Reinvested......                 4,422        1,788        5,466        5,363          112           93           2
 Redeemed........                (1,960)        (925)      (6,870)      (4,648)      (1,286)      (1,800)       (606)
                               --------     --------     --------     --------     --------     --------     -------
Net increase
 (decrease) in
 shares
 outstanding.....                 8,070        6,349        5,167        5,241        1,131          (39)      2,077
                               ========     ========     ========     ========     ========     ========     =======
                             International   Mid Cap
                               Balanced       Growth
                             ------------- ------------
                              Period from  Period from
                                May 1,        May 1,
                              1996 (*) to  1996 (*) to
                             December 31,  December 31,
                                 1996          1996
                             ------------- ------------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS
 Net investment
  income.........               $   527      $    47
 Net realized
  gain/(loss) on
  sales of
  investments....                     2         (338)
 Change in net
  unrealized
  appreciation/(depreciation)
  of investments.                   911          619
 Foreign
  currency
  translation....                    64           (2)
                             ------------- ------------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....                 1,504          326
Distributions to
 Shareholders
 From:
 Net investment
  income.........                  (537)         (47)
 Realized gain on
  investments....                   (55)
 Capital Paid-in.
                             ------------- ------------
 Decrease in net
  assets
  resulting from
  distributions..                  (592)         (47)
Trust Share
 Transactions
 Proceeds from
  shares sold....                25,192       17,779
 Distributions
  reinvested.....                   592           47
 Payment for
  shares
  redeemed.......                (2,598)      (1,613)
                             ------------- ------------
 Increase
  (decrease)
  from trust
  share
  transactions...                23,186       16,213
                             ------------- ------------
NET INCREASE IN
 NET ASSETS......                24,098       16,492
NET ASSETS
 Beginning of
  Year...........                     0            0
                             ------------- ------------
 End of Year.....               $24,098      $16,492
                             ============= ============
Analysis of Trust
 Share
 Transactions:
 Sold............                 2,515        1,763
 Reinvested......                    59            5
 Redeemed........                  (255)        (155)
                             ------------- ------------
Net increase
 (decrease) in
 shares
 outstanding.....                 2,319        1,613
                             ============= ============

(*) Commencement of investment operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                     Large Cap                                 Mid Cap              Special
                       Value            Money Market            Value            Opportunities          Real Estate Equity
                   -------------- ------------------------- -------------- ------------------------- -------------------------
                    Period from                              Period from
                   May 1, 1996(*)                           May 1, 1996(*)
                         to        Year Ended   Year Ended        to        Year Ended   Year Ended   Year Ended   Year Ended
                    December 31,  December 31, December 31,  December 31,  December 31, December 31, December 31, December 31,
                        1996          1996         1995          1996          1996         1995         1996         1995
                   -------------- ------------ ------------ -------------- ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment
  income(loss)...     $   199       $ 10,365     $  9,304      $    34       $    212     $   (25)     $  7,277     $  7,397
 Net realized
  gain/(loss) on
  sales of
  investments....         209                                      197          6,812       1,206           663         (498)
 Change in net
  unrealized
  appreciation of
  investments....       1,211                                    1,031         22,836       5,845        28,588        5,396
 Foreign currency
  translation....
                      -------       --------     --------      -------       --------     -------      --------     --------
 Net increase in
  net assets
  resulting from
  operations.....       1,619         10,365        9,304        1,262         29,860       7,026        36,528       12,295
Distributions to
 Shareholders
 From:
 Net investment
  income.........        (199)       (10,365)      (9,304)         (34)          (177)                   (7,277)      (7,397)
 Realized gain on
  investments....        (225)                                    (205)        (7,290)     (1,284)         (274)
 Capital Paid-in.                                                                             (10)
                      -------       --------     --------      -------       --------     -------      --------     --------
 Decrease in net
  assets
  resulting from
  distributions..        (424)       (10,365)      (9,304)        (239)        (7,467)     (1,294)       (7,551)      (7,397)
Trust Share
 Transactions
 Proceeds from
  shares sold....      22,296        166,173      100,515       12,553        121,171      43,847        21,037       11,344
 Distributions
  reinvested.....         424         10,365        9,304          239          7,467       1,294         7,551        7,397
 Payment for
  shares
  redeemed.......      (4,134)      (149,212)     (72,578)      (2,889)       (11,409)     (3,568)      (15,242)     (28,402)
                      -------       --------     --------      -------       --------     -------      --------     --------
 Increase
  (decrease) from
  trust share
  transactions...      18,586         27,326       37,241        9,903        117,229      41,573        13,346       (9,661)
                      -------       --------     --------      -------       --------     -------      --------     --------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......      19,781         27,326       37,241       10,926        139,622      47,305        42,323       (4,763)
NET ASSETS
 Beginning of
  Year...........           0        185,909      148,668            0         54,486       7,181       108,782      113,545
                      -------       --------     --------      -------       --------     -------      --------     --------
 End of Year.....     $19,781       $213,235     $185,909      $10,926       $194,108     $54,486      $151,105     $108,782
                      =======       ========     ========      =======       ========     =======      ========     ========
Analysis of Trust
 Share
 Transactions:
 Sold............       2,130         16,617       10,052        1,215          7,921       3,605         1,675        1,019
 Reinvested......          39          1,037          930           21            452          98           594          662
 Redeemed........        (385)       (14,921)      (7,258)        (273)          (757)       (293)       (1,245)      (2,558)
                      -------       --------     --------      -------       --------     -------      --------     --------
Net increase
 (decrease) in
 shares
 outstanding.....       1,784          2,733        3,724          963          7,616       3,410         1,024         (877)
                      =======       ========     ========      =======       ========     =======      ========     ========
                        Growth & Income
                   -------------------------
                    Year Ended   Year Ended
                   December 31, December 31,
                       1996         1995
                   ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment
  income(loss)...   $   40,433   $   36,725
 Net realized
  gain/(loss) on
  sales of
  investments....      214,384      115,279
 Change in net
  unrealized
  appreciation of
  investments....       79,058      241,206
 Foreign currency
  translation....
                   ------------ ------------
 Net increase in
  net assets
  resulting from
  operations.....      333,875      393,210
Distributions to
 Shareholders
 From:
 Net investment
  income.........      (40,433)     (36,725)
 Realized gain on
  investments....     (214,837)    (115,278)
 Capital Paid-in.
                   ------------ ------------
 Decrease in net
  assets
  resulting from
  distributions..     (255,270)    (152,003)
Trust Share
 Transactions
 Proceeds from
  shares sold....      221,113      139,807
 Distributions
  reinvested.....      255,270      152,003
 Payment for
  shares
  redeemed.......     (105,646)     (54,296)
                   ------------ ------------
 Increase
  (decrease) from
  trust share
  transactions...      370,737      237,514
                   ------------ ------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......      449,342      478,721
NET ASSETS
 Beginning of
  Year...........    1,598,585    1,119,864
                   ------------ ------------
 End of Year.....   $2,047,927   $1,598,585
                   ============ ============
Analysis of Trust
 Share
 Transactions:
 Sold............       14,713       10,365
 Reinvested......       17,357       11,011
 Redeemed........       (6,988)      (4,071)
                   ------------ ------------
Net increase
 (decrease) in
 shares
 outstanding.....       25,082       17,305
                   ============ ============

(*) Commencement of investment operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                                              Short-Term
                                                                 U.S.               Small Cap     International      Equity
                                      Managed                 Government              Value       Opportunities       Index
                             ------------------------- ------------------------- --------------- --------------- ---------------
                                                                                   Period from     Period from     Period from
                              Year Ended   Year Ended   Year Ended   Year Ended  May 1, 1996(*)  May 1, 1996(*)  May 1, 1996(*)
                             December 31, December 31, December 31, December 31, to December 31, to December 31, to December 31,
                                 1996         1995         1996         1995          1996            1996            1996
                             ------------ ------------ ------------ ------------ --------------- --------------- ---------------
INCREASE
 (DECREASE) IN
 NET ASSETS
FROM OPERATIONS
 Net investment
  income.........             $   97,874   $   85,481    $  1,653     $   418        $    63         $    84         $   159
 Net realized
  gain/(loss) on
  sales of
  investments....                190,969      113,356           6          37            217             (40)             89
 Change in net
  unrealized
  appreciation/(depreciation)
  of investments.                (58,766)     237,036        (606)        279            700           1,035           1,223
 Foreign
  currency
  translation....
                              ----------   ----------    --------     -------        -------         -------         -------
 Net increase in
  net assets
  resulting from
  operations.....                230,077      435,873       1,053         734            980           1,079           1,471
Distributions to
 Shareholders
 From:
 Net investment
  income.........                (97,874)     (85,481)     (1,653)       (418)           (63)           (103)           (159)
 Realized gain on
  investments....               (195,066)    (113,487)        (11)        (41)          (217)                           (127)
 Capital Paid-in.                                                                                                        (84)
                              ----------   ----------    --------     -------        -------         -------         -------
 Decrease in net
  assets
  resulting from
  distributions..               (292,940)    (198,968)     (1,664)       (459)          (280)           (103)           (370)
Capital
 Contribution....                                                                                                         84
Trust Share
 Transactions
 Proceeds from
  shares sold....                211,434      149,758      50,935      18,397         13,755          22,695          17,391
 Distributions
  reinvested.....                292,940      198,968       1,664         459            280             103             370
 Payment for
  shares
  redeemed.......               (148,815)    (101,606)    (11,223)     (2,938)        (4,194)         (5,876)         (4,296)
                              ----------   ----------    --------     -------        -------         -------         -------
 Increase from
  trust share
  transactions...                355,559      247,120      41,376      15,918          9,841          16,922          13,549
                              ----------   ----------    --------     -------        -------         -------         -------
NET INCREASE IN
 NET ASSETS......                292,696      484,025      40,765      16,193         10,541          17,898          14,650
NET ASSETS
 Beginning of
  Year...........              2,093,964    1,609,939      17,911       1,718
                              ----------   ----------    --------     -------        -------         -------         -------
 End of Year.....             $2,386,660   $2,093,964    $ 58,676     $17,911        $10,541         $17,898         $14,650
                              ==========   ==========    ========     =======        =======         =======         =======
Analysis of Trust
 Share
 Transactions:
 Sold............                 15,162       11,051       5,041       1,819          1,357           2,253           1,681
 Reinvested......                 21,665       14,665         166          45             26              10              34
 Redeemed........                (10,626)      (7,760)     (1,117)       (292)          (401)           (574)           (395)
                              ----------   ----------    --------     -------        -------         -------         -------
Net increase in
 shares
 outstanding.....                 26,201       17,956       4,090       1,572            982           1,689           1,320
                              ==========   ==========    ========     =======        =======         =======         =======
                                Strategic
                                  Bond
                             ---------------
                               Period from
                             May 1, 1996(*)
                             to December 31,
                                  1996
                             ---------------
INCREASE
 (DECREASE) IN
 NET ASSETS
FROM OPERATIONS
 Net investment
  income.........                $   529
 Net realized
  gain/(loss) on
  sales of
  investments....                    148
 Change in net
  unrealized
  appreciation/(depreciation)
  of investments.                    266
 Foreign
  currency
  translation....                     (2)
                             ---------------
 Net increase in
  net assets
  resulting from
  operations.....                    941
Distributions to
 Shareholders
 From:
 Net investment
  income.........                   (529)
 Realized gain on
  investments....                   (150)
 Capital Paid-in.
                             ---------------
 Decrease in net
  assets
  resulting from
  distributions..                   (679)
Capital
 Contribution....
Trust Share
 Transactions
 Proceeds from
  shares sold....                 19,757
 Distributions
  reinvested.....                    679
 Payment for
  shares
  redeemed.......                 (7,791)
                             ---------------
 Increase from
  trust share
  transactions...                 12,645
                             ---------------
NET INCREASE IN
 NET ASSETS......                 12,907
NET ASSETS
 Beginning of
  Year...........
                             ---------------
 End of Year.....                $12,907
                             ===============
Analysis of Trust
 Share
 Transactions:
 Sold............                  1,963
 Reinvested......                     67
 Redeemed........                   (759)
                             ---------------
Net increase in
 shares
 outstanding.....                  1,271
                             ===============

(*) Commencement of investment operations.
See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                               Income from Investment Operations                    Less Distributions
                             ------------------------------------- -----------------------------------------------------
                                         Net Realized
                   Net Asset                  and         Total    Distribution Distribution Distributions               Net Asset
                   Value at     Net       Unrealized       From      From Net     From Net       From                    Value at
                   Beginning Investment Gain (Loss) on  Investment  Investment    Gains on      Capital        Total        End
                   of Period   Income   Investments (a) Operations    Income    Investments     Paid-in    Distributions of Period
                   --------- ---------- --------------- ---------- ------------ ------------ ------------- ------------- ---------
Large Cap Growth
 Year Ended December 31,
 1996............   $17.37     $0.25         $2.89        $3.14       $(0.25)      $(2.77)       $ --         $(3.02)     $17.49
 1995............    14.41      0.44          4.06         4.50        (0.44)       (0.84)       (0.26)        (1.54)      17.37
 1994............    15.38      0.39         (0.54)       (0.15)       (0.39)       (0.43)         --          (0.82)      14.41
 1993............    14.43      0.33          1.64         1.97        (0.33)       (0.69)         --          (1.02)      15.38
 1992............    13.86      0.37          0.99         1.36        (0.37)       (0.42)         --          (0.79)      14.43
----------------------------------------------------------------------------------------------------------------------------------
Sovereign Bond
 Year Ended December 31,
 1996............    10.13      0.69         (0.31)        0.38        (0.69)       (0.05)         --          (0.74)       9.77
 1995............     9.19      0.71          1.03         1.74        (0.71)       (0.09)         --          (0.80)      10.13
 1994............    10.14      0.70         (0.95)       (0.25)       (0.70)         --           --          (0.70)       9.19
 1993............     9.84      0.73          0.30         1.03        (0.73)         --           --          (0.73)      10.14
 1992............     9.89      0.77         (0.05)        0.72        (0.77)         --           --          (0.77)       9.84
----------------------------------------------------------------------------------------------------------------------------------
International Equities
 Year Ended December 31,
 1996............    15.61      0.21          1.22         1.43        (0.21)         --           --          (0.21)      16.83
 1995............    14.62      0.17          0.99         1.16        (0.16)         --         (0.01)        (0.17)      15.61
 1994............    15.85      0.12         (1.10)       (0.98)       (0.12)       (0.13)         --          (0.25)      14.62
 1993............    12.25      0.03          3.91         3.94        (0.03)       (0.31)         --          (0.34)      15.85
 1992............    12.57      0.11         (0.32)       (0.21)       (0.11)         --           --          (0.11)      12.25
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
 Period from May
  1, to December
  31,  1996 (c)..    10.00      0.01         (0.06)       (0.05)       (0.02)         --           --          (0.02)       9.93
----------------------------------------------------------------------------------------------------------------------------------
International Balanced
 Period from May
  1, to December
  31,  1996 (c)..    10.00      0.24          0.41         0.65        (0.24)       (0.02)         --          (0.26)      10.39
----------------------------------------------------------------------------------------------------------------------------------
                                                       Ratios/Supplemental Data
                                            --------------------------------------------------
                    Number of                                               Net
                     Shares                  Net Assets    Operating     Investment
                   Outstanding   Total      End of Period Expenses to    Income to   Portfolio  Average
                     (000's    Investment      (000's       Average       Average    Turnover  Commission
                    Omitted)   Return (b)     Omitted)    Net Assets     Net Assets    Rate     Rate (t)
                   ----------- ------------ ------------- -------------- ----------- --------- ----------
Large Cap Growth
 Year Ended December 31,
 1996............    29,965      18.27%       $524,145       0.44%         1.35%       135.98%   $0.04
 1995............    21,895      31.64%        380,276       0.47%         2.70%        90.18%
 1994............    15,546      (0.98%)       223,957       0.47%         2.69%        80.51%
 1993............     9,833      13.80%        151,207       0.50%         2.21%        61.53%
 1992............     6,097       9.90%         87,952       0.52%         2.70%        65.88%
----------------------------------------------------------------------------------------------------------------------------------
Sovereign Bond
 Year Ended December 31,
 1996............    74,315       4.10%        726,111       0.29%         7.07%       119.12%     --
 1995............    69,148      19.55%        700,309       0.30%         7.20%        63.31%
 1994............    63,907      (2.57%)       587,077       0.29%         7.27%        21.80%
 1993............    61,046      10.77%        619,200       0.28%         7.22%        21.05%
 1992............    52,671       7.70%        518,341       0.30%         7.85%        19.66%
----------------------------------------------------------------------------------------------------------------------------------
International Equities
 Year Ended December 31,
 1996............     9,254       9.19%        155,753       0.76%         1.30%        92.03%    0.02
 1995............     8,123       8.01%        126,803       0.84%(g)      1.34%        65.82%
 1994............     8,162      (6.26%)       119,331       0.85%(g)      0.85%        78.21%
 1993............     3,574      32.08%         56,652       0.85%(g)      0.26%        65.57%
 1992............     1,202      (1.60%)        14,722       0.85%(g)      0.90%       110.79%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
 Period from May
  1, to December
  31,  1996 (c)..     2,077      (0.50%)(e)     20,633       1.00%(d)(k)   0.12%(d)  50.93%(e)    0.07
----------------------------------------------------------------------------------------------------------------------------------
International Balanced
 Period from May
  1, to December
  31,  1996 (c)..     2,319       6.73%(e)      24,098       1.10%(d)(l)   3.59%(d)  22.21%(e)    0.02
----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                               Income from Investment Operations                    Less Distributions
                             ------------------------------------- -----------------------------------------------------
                                         Net Realized
                   Net Asset    Net           and         Total    Distribution Distribution Distributions               Net Asset
                   Value at  Investment   Unrealized       From      From Net     From Net       From                    Value at
                   Beginning   Income   Gain (Loss) on  Investment  Investment    Gains on      Capital        Total        End
                   of Period   (Loss)   Investments (a) Operations    Income    Investments     Paid-in    Distributions of Period
                   --------- ---------- --------------- ---------- ------------ ------------ ------------- ------------- ---------
Mid Cap Growth
 Period from May
  1, to December
  31,  1996 (c)..   $10.00     $0.05         $0.22        $0.27       $(0.05)        --            --         $(0.05)     $10.22
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value
 Period from May
  1, to December
  31,  1996 (c)..    10.00      0.16          1.22         1.38        (0.16)      (0.13)          --          (0.29)      11.09
----------------------------------------------------------------------------------------------------------------------------------
Money Market
 Year Ended December 31,
 1996............    10.00      0.52           --          0.52        (0.52)        --            --          (0.52)      10.00
 1995............    10.00      0.57           --          0.57        (0.57)        --            --          (0.57)      10.00
 1994............    10.00      0.40           --          0.40        (0.40)        --            --          (0.40)      10.00
 1993............    10.00      0.30           --          0.30        (0.30)        --            --          (0.30)      10.00
 1992............    10.00      0.36           --          0.36        (0.36)        --            --          (0.36)      10.00
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
 Period from May
  1, to December
  31,  1996 (c)..    10.00      0.04          1.57         1.61        (0.04)      (0.22)          --          (0.26)      11.35
----------------------------------------------------------------------------------------------------------------------------------
Special Opportunities
 Year Ended December 31,
 1996............    13.18      0.02          3.99         4.01        (0.02)      (0.65)          --          (0.67)      16.52
 1995............     9.94     (0.01)         3.58         3.57                    (0.32)        (0.01)        (0.33)      13.18
 Period from May
  6, to December
  31,  1994 (c)..    10.00      0.11         (0.06)        0.05                    (0.11)          --          (0.11)       9.94
----------------------------------------------------------------------------------------------------------------------------------
                                                      Ratios/Supplemental Data
                                           --------------------------------------------------
                    Number of                                              Net
                     Shares                 Net Assets    Operating     Investment
                   Outstanding   Total     End of Period Expenses to    Income to   Portfolio  Average
                     (000's    Investment     (000's       Average       Average    Turnover  Commission
                    Omitted)   Return (b)    Omitted)    Net Assets     Net Assets    Rate     Rate (t)
                   ----------- ----------- ------------- -------------- ----------- --------- ----------
Mid Cap Growth
 Period from May
  1, to December
  31,  1996 (c)..    $1,613       2.69%(e)    $16,492       1.10%(d)(m)    0.92%(d) 71.25%(e)   $0.03
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value
 Period from May
  1, to December
  31,  1996 (c)..     1,784      13.90%(e)     19,781       1.00%(d)(n)    2.74%(d) 19.95%(e)    0.03
----------------------------------------------------------------------------------------------------------------------------------
Money Market
 Year Ended December 31,
 1996............    21,324       5.32%       213,235       0.30%          5.20%          --      --
 1995............    18,591       5.78%       185,909       0.35%          5.62%          --
 1994............    14,867       4.03%       148,668       0.32%          4.05%          --
 1993............    11,618       3.06%       116,190       0.35%          3.01%          --
 1992............    12,521       3.60%       125,212       0.34%          3.58%          --
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
 Period from May
  1, to December
  31,  1996 (c)..       963      16.18%(e)     10,926       1.05%(d)(o)    0.69%(d) 62.99%(e)    0.06
----------------------------------------------------------------------------------------------------------------------------------
Special Opportunities
 Year Ended December 31,
 1996............    11,749      30.33%       194,108       0.84%          0.18%      217.84%    0.06
 1995............     4,133      35.96%        54,486       1.00%(h)      (0.11%)     139.31%
 Period from May
  6, to December
  31,  1994 (c)..       722       0.56%(e)      7,181       1.00%(d)(h)    1.51%(d) 26.54%(e)
----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                               Income from Investment Operations                    Less Distributions
                             ------------------------------------- -----------------------------------------------------
                                         Net Realized
                   Net Asset                  and         Total    Distribution Distribution Distributions               Net Asset
                   Value at     Net       Unrealized       From      From Net     From Net       From                    Value at
                   Beginning Investment Gain (Loss) on  Investment  Investment    Gains on      Capital        Total        End
                   of Period   Income   Investments (a) Operations    Income    Investments     Paid-in    Distributions of Period
                   --------- ---------- --------------- ---------- ------------ ------------ ------------- ------------- ---------
Real Estate Equity
 Year Ended December 31,
 1996............   $11.70     $0.76         $2.97        $3.73       $(0.76)      $(0.03)        --          $(0.79)     $14.64
 1995............    11.16      0.77          0.54         1.31        (0.77)         --          --           (0.77)      11.70
 1994............    11.52      0.66         (0.34)        0.32        (0.66)       (0.02)        --           (0.68)      11.16
 1993............    10.27      0.52          1.26         1.78        (0.52)       (0.01)        --           (0.53)      11.52
 1992............     9.36      0.49          0.96         1.45        (0.49)       (0.05)        --           (0.54)      10.27
----------------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Year Ended December 31,
 1996............    13.94      0.34          2.43         2.77        (0.34)       (1.72)        --           (2.06)      14.65
 1995............    11.50      0.36          3.53         3.89        (0.36)       (1.09)        --           (1.45)      13.94
 1994............    12.39      0.34         (0.41)       (0.07)       (0.34)       (0.48)        --           (0.82)      11.50
 1993............    11.99      0.32          1.27         1.59        (0.32)       (0.87)        --           (1.19)      12.39
 1992............    12.10      0.34          0.71         1.05        (0.34)       (0.82)        --           (1.16)      11.99
----------------------------------------------------------------------------------------------------------------------------------
Managed
 Year Ended December 31,
 1996............    13.73      0.61          0.81         1.42        (0.61)       (1.19)        --           (1.80)      13.35
 1995............    11.96      0.62          2.56         3.18        (0.62)       (0.79)        --           (1.41)      13.73
 1994............    12.81      0.55         (0.83)       (0.28)       (0.55)       (0.02)        --           (0.57)      11.96
 1993............    12.41      0.52          0.90         1.42        (0.52)       (0.50)        --           (1.02)      12.81
 1992............    12.36      0.56          0.37         0.93        (0.56)       (0.32)        --           (0.88)      12.41
----------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Government
 Year Ended December 31,
 1996............    10.23      0.54         (0.18)        0.36        (0.54)       (0.00)        --           (0.54)      10.05
 1995............     9.66      0.50          0.59         1.09        (0.50)       (0.02)        -- (f)       (0.52)      10.23
 Period from May
  1, to December
  31,  1994 (c)..    10.00      0.37         (0.34)        0.03        (0.37)         --          --           (0.37)       9.66
----------------------------------------------------------------------------------------------------------------------------------
                                                      Ratios/Supplemental Data
                                           ----------------------------------------------------
                    Number of                                              Net
                     Shares                 Net Assets    Operating     Investment
                   Outstanding   Total     End of Period Expenses to    Income to   Portfolio    Average
                     (000's    Investment     (000's       Average       Average    Turnover    Commission
                    Omitted)   Return (b)    Omitted)    Net Assets     Net Assets    Rate       Rate (t)
                   ----------- ----------- ------------- -------------- ----------- ----------- ----------
Real Estate Equity
 Year Ended December 31,
 1996............     10,325     33.07%      $ 151,105      0.69%         6.14%       18.37%      $0.04
 1995............      9,301     12.31%        108,782      0.73%         6.85%       19.81%
 1994............     10,178      2.86%        113,545      0.71%         5.94%       22.36%
 1993............      7,061     17.29%         81,306      0.83%         4.80%        9.79%
 1992............      1,672     16.00%         17,176      0.85%(i)      5.31%       16.24%
----------------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Year Ended December 31,
 1996............    139,748     20.10%      2,047,927      0.27%         2.24%       81.02%       0.04
 1995............    114,666     34.21%      1,598,585      0.28%         2.70%       73.54%
 1994............     97,361     (0.56%)     1,119,864      0.27%         2.80%       64.12%
 1993............     84,788     13.33%      1,050,349      0.28%         2.56%       70.27%
 1992............     71,833      8.90%        861,516      0.30%         2.85%       84.28%
----------------------------------------------------------------------------------------------------------------------------------
Managed
 Year Ended December 31,
 1996............    178,745     10.72%      2,386,660      0.36%         4.41%      113.61%       0.06
 1995............    152,544     27.09%      2,093,964      0.38%         4.66%      187.67%
 1994............    134,588     (2.23%)     1,609,939      0.37%         4.50%       90.41%
 1993............    116,985     11.60%      1,498,876      0.38%         4.07%       63.74%
 1992............     82,805      7.70%      1,027,746      0.43%         4.56%       84.27%
----------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Government
 Year Ended December 31,
 1996............      5,840      3.61%         58,676      0.75%(j)      5.66%       20.68%        --
 1995............      1,750     11.49%         17,911      0.75%(j)      5.52%      109.77%
 Period from May
  1, to December
  31,  1994 (c)..        178      0.33%(e)       1,718      0.75%(d)(j)   5.82%(d)    11.22%(e)
----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
-------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                              Income from Investment Operations                    Less Distributions
                            ------------------------------------- -----------------------------------------------------
                                        Net Realized
                  Net Asset                  and         Total    Distribution Distribution Distributions               Net Asset
                  Value at     Net       Unrealized       From      From Net     From Net       From                    Value at
                  Beginning Investment Gain (Loss) on  Investment  Investment    Gains on      Capital        Total        End
                  of Period   Income   Investments (a) Operations    Income    Investments     Paid-in    Distributions of Period
                  --------- ---------- --------------- ---------- ------------ ------------ ------------- ------------- ---------
Small Cap Value
 Period from May
 1, to December
 31, 1996 (c)....  $10.00     $0.07         $0.96        $1.03       $(0.07)      $(0.23)        $--         $(0.30)     $10.73
---------------------------------------------------------------------------------------------------------------------------------
International Opportunities
 Period from May
 1, to December
 31, 1996 (c)....   10.00      0.07          0.60         0.67        (0.07)         --           --          (0.07)      10.60
---------------------------------------------------------------------------------------------------------------------------------
Equity Index
 Period from May
 1, to December
 31, 1996 (c)....   10.00      0.15          1.26         1.41        (0.15)       (0.10)       (0.06)        (0.31)      11.10
---------------------------------------------------------------------------------------------------------------------------------
Strategic Bond
 Period from May
 1, to December
 31, 1996 (c)....   10.00      0.38          0.28         0.66        (0.38)       (0.12)         --          (0.50)      10.16
---------------------------------------------------------------------------------------------------------------------------------
                                                        Ratios/Supplemental Data
                                             ----------------------------------------------------
                   Number of                                                 Net
                    Shares                    Net Assets    Operating     Investment
                  Outstanding   Total        End of Period Expenses to    Income to   Portfolio    Average
                    (000's    Investment        (000's       Average       Average    Turnover    Commission
                   Omitted)   Return (b)       Omitted)    Net Assets     Net Assets    Rate       Rate (t)
                  ----------- -------------- ------------- -------------- ----------- ----------- ----------
Small Cap Value
 Period from May
 1, to December
 31, 1996 (c)....      982      10.33%(e)       $10,541       1.05%(d)(p)   1.15%(d)    66.31%(e)    0.06
---------------------------------------------------------------------------------------------------------------------------------
International Opportunities
 Period from May
 1, to December
 31, 1996 (c)....    1,689       6.72%(e)        17,898       1.25%(d)(q)   0.87%(d)     5.46%(e)    0.03
---------------------------------------------------------------------------------------------------------------------------------
Equity Index
 Period from May
 1, to December
 31, 1996 (c)....    1,320      14.23%(e)(u)     14,650       0.00%(d)(r)   2.47%(d)    15.72%(e)    0.02
---------------------------------------------------------------------------------------------------------------------------------
Strategic Bond
 Period from May
 1, to December
 31, 1996 (c)....    1,271       6.71%(e)        12,907       1.00%(d)(s)   6.05%(d)   171.39%(e)     --
---------------------------------------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each share outstanding throughout the period may not be in accord with the change in the aggregate gains and losses in portfolio securities for the year because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
(b) The performance of the portfolios shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Commencement of investment operations.
(d) Annualized.
(e) Not annualized.
(f) Amount is less than a penny per share.
(g) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .87%, .87%, 1.13%, and 1.30%, for the years ended December 31, 1995, 1994, 1993, and 1992, respectively.
(h) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.91%, and 6.05%, for the years ended December 31, 1995 and 1994, respectively.

(i) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06% for the year ended December 31, 1992.
(j) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .79%, 1.83%, and 13.60%, for the year ended December 31, 1996, 1995, and 1994, respectively.
(k) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.55% for the year ended December 31, 1996.
(l) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.44% for the year ended December 31, 1996.
(m) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.34% for the year ended December 31, 1996.
(n) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.89% for the year ended December 31, 1996.
(o) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.15% for the year ended December 31, 1996.
(p) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.06% for the year ended December 31, 1996.
(q) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.76% for the year ended December 31, 1996.
(r) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.61% for the year ended December 31, 1996.
(s) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.57% for the year ended December 31, 1996.
(t) Average Commission rate is calculated for funds with a fiscal year beginning on or after September 1, 1995.
(u) The Total Return includes the effect of the capital contribution of $0.06 per share. The Total Investment Return without the capital contribution would have been 13.59%.

SCHEDULE OF INVESTMENTS

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO


                                                                              Market
                        Name of Issuer                            Shares       Value
                                                                              (000's)
COMMON STOCKS

Aerospace-4.3%
   Boeing Co.  ...............................................      83,600   $   8,893
   United Technologies Corp.  ................................     205,000      13,530
                                                                             ----------
                                                                                22,423

Building Products-0.2%
   Masco Corp.  ..............................................      27,900       1,004

Chemicals-3.6%

   E.I. du Pont de Nemours & Co.  ............................      67,800       6,399
   Hercules, Inc.  ...........................................      28,400       1,228
   Monsanto Co.  .............................................     141,900       5,516
   Morton International, Inc.  ...............................      78,800       3,211
   PPG Industries, Inc.  .....................................      47,000       2,638
                                                                             ----------
                                                                                18,992

Computer Software and Services-6.3%
   Adobe Systems, Inc.  ......................................      52,300       1,955
   Computer Associates International, Inc.  ..................      84,800       4,219
   Informix Corp.*  ..........................................     136,800       2,787
   Microsoft Corp.*  .........................................     162,600      13,435
   Novell, Inc.*  ............................................     270,000       2,557
   Parametric Technology Corp.*  .............................     132,400       6,802
   Policy Management Systems Corp.*  .........................      33,300       1,536
                                                                             ----------
                                                                                33,291

Diversified Operations-2.3%
   Raychem Corp.  ............................................     102,400       8,205
   Trinity Industries, Inc.  .................................      34,500       1,294
   Unilever NV  ..............................................      13,200       2,313
                                                                             ----------
                                                                                11,812

EDP and Office Equipment-2.5%
   Compaq Computer Corp.*  ...................................      20,700   $   1,537
   Dell Computer Corp.*  .....................................      63,600       3,379
   IBM Corp.  ................................................      16,600       2,507
   Komag, Inc.*  .............................................      44,600       1,210
   Pitney Bowes, Inc.  .......................................      23,700       1,292
   Xerox Corp.  ..............................................      55,600       2,926
                                                                             ----------
                                                                                12,851

Electronic and Processing Equipment-10.6%
   Analog Devices, Inc.*  ....................................      51,600       1,748
   General Electric Co.  .....................................     133,600      13,210
   General Instrument Corp.*  ................................     235,300       5,088
   Hewlett-Packard Co.  ......................................     186,700       9,382
   Imation Corp.*  ...........................................      66,700       1,876
   Intel Corp.  ..............................................     173,100      22,664
   Mentor Graphics Corp.*  ...................................     142,300       1,387
                                                                             ----------
                                                                                55,355

Financial Services-1.2%
   American Express Co.  .....................................      26,500       1,497
   Dean Witter Discover & Co.  ...............................      73,400       4,863
                                                                             ----------
                                                                                 6,360

Food, Beverage and Tobacco-3.3%
   ConAgra, Inc.  ............................................      61,100       3,040
   Philip Morris Cos., Inc.  .................................      75,800       8,537
   UST, Inc.  ................................................     169,600       5,491
                                                                             ----------
                                                                                17,068

Health Products and Services-19.7%
   Abbott Laboratories  ......................................     225,300      11,434

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                              Market
                        Name of Issuer                            Shares       Value
                                                                              (000's)

COMMON STOCKS-CONTINUED
Health Products and Services-Continued
   Allegiance Corp.  .........................................      98,900   $   2,732
   Alza Corp.*  ..............................................     131,700       3,408
   Amgen, Inc.*  .............................................     111,200       6,047
   Becton, Dickinson & Co.  ..................................      41,400       1,796
   Biogen, Inc.*  ............................................      62,200       2,410
   Columbia/HCA Healthcare Corp.  ............................     111,300       4,535
   Glaxo Wellcome plc - ADR  .................................     167,800       5,328
   Guidant Corp.  ............................................     103,600       5,905
   Health Management Assoc., Inc. - Cl. A*  ..................     106,200       2,390
   HEALTHSOUTH Corp.*  .......................................     118,000       4,558
   Johnson & Johnson  ........................................     349,900      17,408
   Mallinckrodt, Inc.  .......................................      77,400       3,415
   Merck & Co., Inc.  ........................................     181,100      14,352
   Pfizer, Inc.  .............................................      78,300       6,489
   Schering-Plough Corp.  ....................................      54,800       3,548
   Smithkline Beecham plc - ADR  .............................     111,800       7,602
                                                                             ----------
                                                                               103,357

Household and Personal-3.0%
   Avon Products, Inc.  ......................................      34,300       1,959
   Gillette Co.  .............................................     179,200      13,933
                                                                             ----------
                                                                                15,892

Insurance-5.0%
   Cigna Corp.  ..............................................      41,700       5,697
   General Re Corp.  .........................................      37,800       5,963
   ITT Hartford Group, Inc.  .................................      72,300       4,880
   Marsh & McLennan Cos., Inc.  ..............................      91,400       9,506
                                                                             ----------
                                                                                26,046

Leisure and Recreation Products and Services-0.4%
   The Walt Disney Co.  ......................................      32,700       2,277

Lodging and Restaurants-4.4%
   HFS, Inc.*  ...............................................     136,700       8,168
   Hilton Hotels Corp.  ......................................     167,700       4,381
   ITT Corp.*  ...............................................      88,900       3,856
   Outback Steakhouse, Inc.*  ................................     115,400       3,087
   Promus Hotel Corp.*  ......................................     119,900       3,552
                                                                             ----------
                                                                                23,044

Machinery and Equipment-1.4%
   Cooper Industries, Inc.  ..................................      45,400       1,912
   Dover Corp.  ..............................................      64,400       3,236
   Duriron Co., Inc.  ........................................      24,300         659
   Perkin-Elmer Corp.  .......................................      22,200       1,307
                                                                             ----------
                                                                                 7,114

Media-1.2%
   McGraw-Hill Cos., Inc.  ...................................     141,100       6,508

Miscellaneous-2.6%
   Avery Dennison Corp.  .....................................     126,200       4,464
   Crown Cork & Seal Co., Inc.  ..............................      71,800       3,904
   Millipore Corp.  ..........................................      85,200       3,525
   USA Waste Services, Inc.*  ................................      56,100       1,788
                                                                             ----------
                                                                                13,681

Oils and Natural Gas Equipment and Services-0.9%
   Baker Hughes, Inc.  .......................................      45,300       1,563
   Cooper Cameron Corp.*  ....................................      20,700       1,584
   Rowan Cos., Inc.*  ........................................      70,500       1,595
                                                                             ----------
                                                                                 4,742

JOHN HANCOCK VARIABLE SERIES TRUSTI
December 31, 1996
-------------------------------------------------------------------------------
LARGE CAP GROWTH PORFOLIO

                                                                                Market
                    Name of Issuer                                  Shares       Value
                                                                                (000's)
COMMON STOCKS-CONTINUED
Oils and Natural Gas Exploration and Production-4.9%

   Anadarko Petroleum Corp.  .................................      80,900   $   5,238
   Atlantic Richfield Co.  ...................................      44,100       5,843
   Consolidated Natural Gas Co.  .............................      26,000       1,437
   Kerr-McGee Corp.  .........................................      36,100       2,599
   PanEnergy Corp.  ..........................................      66,100       2,975
   Phillips Petroleum Co.  ...................................     116,100       5,137
   Unocal Corp.  .............................................      59,900       2,433
                                                                             ----------
                                                                                25,662

Paper and Forest Products-1.0%
   Kimberly-Clark Corp.  .....................................      52,700       5,020

Photography and Related Services-0.4%
   Eastman Kodak Co.  ........................................      26,700       2,143

Real Estate-0.2%
   Ryland Group, Inc.  .......................................      90,600       1,246

Real Estate Development-0.4%
   Clayton Homes, Inc.  ......................................      99,500       1,343
   Del E. Webb Corp.  ........................................      35,600         583
                                                                             ----------
                                                                                 1,926

Retail-10.8%
   Federated Department Stores, Inc.*  .......................     112,900       3,853
   Fruit of the Loom, Inc. - Cl. A*  .........................     131,800       4,992
   Home Depot, Inc.  .........................................     242,000      12,130
   Liz Claiborne, Inc.  ......................................      26,100       1,008
   Lowe's Cos., Inc.  ........................................     116,300       4,129
   Nike, Inc. - Cl. B  .......................................      84,300       5,037
   Nine West Group, Inc.*  ...................................      71,800       3,330
   Price/Costco, Inc.*  ......................................      51,900       1,304
   Staples, Inc.*  ...........................................     383,800       6,932
   TJX Cos., Inc.  ...........................................     115,600       5,477
   Toys "R" Us, Inc.*  .......................................      65,300       1,959
   Wal-Mart Stores, Inc.  ....................................     209,400       4,790
   Warnaco Group, Inc. - Cl. A  ..............................      64,700       1,917
                                                                             ----------
                                                                                56,858

Telecommunications-1.3%
   Lucent Technologies, Inc.  ................................     109,801       5,078
   Scientific-Atlanta, Inc.  .................................     120,200       1,803
                                                                             ----------
                                                                                 6,881

Textiles-0.8%
   WestPoint Stevens, Inc.*  .................................     142,800       4,230
Utilities - Telecommunications-5.0%
   AT&T Corp.  ...............................................     563,900      24,529
   SBC Communications, Inc.  .................................      36,900       1,910
                                                                             ----------
                                                                                26,439
                                                                             ----------
                                          TOTAL COMMON STOCKS-       97.7%     512,222

                                                                    Par
                                                                   Value
                                                                  (000's)
SHORT-TERM INVESTMENTS-2.0%
   Investment in joint trading account (Note B)
     6.343% due 1/02/97  .....................................   $  10,549      10,552
                                                                 ----------  ----------
                                            TOTAL INVESTMENTS-       99.7%     522,774
                          Cash and receivables, less payables-        0.3%       1,371
                                                                 ----------  ----------
                                                   NET ASSETS-     100.0%    $ 524,145
                                                                 ==========  ==========

ADR-American Depository Receipt
*Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                     Par       Market
                        Name of Issuer                              Value       Value
                                                                   (000's)     (000's)
PUBLICLY-TRADED BONDS
Aerospace-0.5%
   Jet Equipment Trust - Cert. 1995-B 144A (a)
     10.91% due 8/15/14........................................   $  2,100   $   2,368

Automotive and Rubber-2.4%
   Ford Motor Co. - Notes
     9.00% due 9/15/01.........................................      2,000       2,179
   General Motors Acceptance Corp. - Med. Term Notes
     7.60% due 1/09/97.........................................      5,000       5,002
     7.35% due 5/22/97.........................................      4,750       4,783
   General Motors Corp. - Notes
     9.625% due 12/01/00.......................................      4,000       4,410
                                                                             ----------
                                                                                16,374

Banks and Finance-2.7%
   ABN Amro Bank NV (Chicago) - Global Bond
     7.25% due 5/31/05.........................................      2,400       2,437
   Bank of New York - Bonds 144A (a)
     7.78% due 12/01/26........................................      2,515       2,465
   Chase Capital, Inc. - Unsec. Cap. Secs.
     7.67% due 12/01/26........................................      2,490       2,447
   National Westminister Bank, NY - Sub. Notes
     9.45% due 5/01/01.........................................      5,000       5,526
   RBSG Capital Corp. - Gtd. Cap. Notes
     10.125% due 3/01/04.......................................      5,000       5,827
                                                                             ----------
                                                                                18,702

Chemicals-0.5%
   Opp Petroquimica SA - Unsec. Sr. Notes 144A (a)
     11.00% due 10/29/04.......................................      3,025       3,010
Diversified Operations-0.4%
   Tenneco, Inc. - Debs.
     10.075% due 2/01/01.......................................      2,000       2,226

Financial Services-17.8%
   Access Financial Mortgage Loan Trust - Ser. 1996-4 Cl. A4
     6.775% due 3/18/20........................................   $  2,270   $   2,269
   American Express Credit Corp. - Debs.
     8.625% due 5/15/22........................................      6,000       6,274
   American Express Credit Corp. - Sr. Notes
     8.50% due 6/15/99.........................................      6,000       6,287
   Banc One Credit Card Master Trust - Ser. 1994-B Cl. A
     7.55% due 12/15/99........................................      2,200       2,236
   BankAmerica Institute - Bonds 144A (a)
     8.07% due 12/31/26........................................      2,465       2,450
   Barclays North America Capital Corp. - Gtd. Bonds
     9.75% due 5/15/21.........................................      4,650       5,307
   Beneficial Corp. - Med. Term Notes
     9.60% due 7/19/00.........................................      4,000       4,393
   Commercial Credit Group, Inc. - Notes
     10.00% due 5/01/99........................................      5,000       5,393
     6.00% due 4/15/00.........................................      7,000       6,905
   Conseco, Inc. - Sr. Notes
     10.50% due 12/15/04.......................................      3,140       3,700
   Contifinancial Corp. - Sr. Notes
     8.375% due 8/15/03........................................      2,400       2,467
   Contimortgage Home Equity Loan Trust - Ser. 1995-4 Cl. A7
     6.95% due 1/15/14.........................................      3,000       2,952
   CS First Boston - Sub. Notes 144A (a)
     7.75% due 5/15/06.........................................      2,125       2,171
   Fairfax Financial Holdings - Bonds
     8.30% due 4/15/26.........................................      2,960       3,102

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                     Par       Market
                        Name of Issuer                              Value       Value
                                                                   (000's)     (000's)
PUBLICLY-TRADED BONDS-CONTINUED

Financial Services-Continued
   Fletcher Challenge Finance USA, Inc. - Gtd. Notes
     9.80% due 6/15/98.........................................   $  5,000   $   5,250
   Green Tree Home Improvement Loan Trust - 1995-D
     6.95% due 9/15/25.........................................      2,570       2,573
   Harvard University - Gen'l Oblig.
     8.125% due 4/15/07........................................      5,000       5,541
   MBNA Master Credit Card Trust - Asset Bkd. Ser. 1993-3
     5.40% due 9/15/00.........................................     10,000       9,891
   MBNA Master Credit Card Trust - Asset Bkd. Ser. 1995-D
     6.05% due 6/15/00.........................................      7,000       6,955
   Merrill Lynch & Co., Inc. - Med. Term Notes
     7.75% due 3/01/99.........................................      3,000       3,089
   Morgan Stanley Group, Inc. - Notes
     8.875% due 10/15/01.......................................      3,000       3,266
   Structured Assets Securities Corp. - Ser. 1993-C
     6.60% due 12/25/24........................................      6,000       5,976
   Structured Assets Securities Corp. - Ser. 1993-C1
     6.60% due 10/25/24........................................      1,212       1,210
   Texaco Capital, Inc. - Debs.
     8.625% due 6/30/10........................................     10,000      11,329
   The Money Store Home Equity Trust - Ser. 1995-C Cl. A9
     6.375% due 9/15/11........................................      1,325       1,297
   UCFC Home Equity Loan - Ser. 1996-A1
     6.50% due 4/15/16.........................................      7,652       7,586
   UCFC Home Equity Loan - Ser. 1996-C1 Cl. A6
     7.825% due 1/15/28........................................      3,300       3,371
   United Companies Financial Corp. - Notes
     7.70% due 1/15/04.........................................      2,535       2,532
   URC Holdings Corp. - Sr. Notes 144A (a)
     7.875% due 6/30/06........................................      2,440       2,534
                                                                             ----------
                                                                               128,306

Food, Beverage and Tobacco-1.2%
   Coca-Cola Enterprises, Inc. - Debs.
     8.75% due 4/01/17.........................................   $  5,000   $   5,234
   RJR Nabisco, Inc. - Notes
     7.625% due 9/15/03........................................      2,995       2,888
                                                                             ----------
                                                                                 8,122

Foreign-10.7%
   Abbey National First Capital BV - Gtd. Sub. Notes
     8.20% due 10/15/04........................................      4,000       4,296
   Banco Nacional de Obras y Servicios Publicos SNC - Sr. Notes
     9.625% due 11/15/03.......................................      2,610       2,623
   Camuzzi Gas - Pass thru Certs. 144A (a)
     9.25% due 12/15/01........................................      1,386       1,400
   Comtel Brasileira, Ltd. - Notes 144A (a)
     10.75% due 9/26/04........................................      2,005       2,065
   CSW Investments - Sr. Notes 144A (a)
     7.45% due 8/01/06.........................................      1,800       1,827
   CSW Investments - Sr. Notes 144A (a)
     6.95% due 8/01/01.........................................      2,545       2,558
   Den Danske Bank - Sub. Notes 144A (a)
     7.25% due 6/15/05.........................................      1,615       1,626
   Enersis SA - Notes
     7.40% due 12/01/16........................................      3,490       3,398
   Hydro-Quebec - Debs.
     7.375% due 2/01/03........................................      1,000       1,030
   Hydro-Quebec - Debs. Ser. FV
     11.75% due 2/01/12........................................      5,000       7,024

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                     Par       Market
                        Name of Issuer                              Value       Value
                                                                   (000's)     (000's)
PUBLICLY-TRADED BONDS-CONTINUED

Foreign-Continued
   Hydro-Quebec - Debs. Ser. HS
     9.40% due 2/01/21.........................................   $  3,950   $   4,757
   Indah Kiat International Finance - Bonds
     12.50% due 6/15/06........................................        940       1,038
   Interamerican Development Bank - Debs.
     8.50% due 3/15/11.........................................      6,000       6,843
   International Bank of Reconstruction & Development - Debs.
     8.25% due 9/01/16.........................................      2,150       2,425
   Intertek Finance plc - Sr. Sub. Notes 144A (a)
     10.25% due 11/01/06.......................................      1,105       1,149
   Landeskreditbank Baden Wuerttemberg - Sub. Notes
     7.625% due 2/01/23........................................      3,150       3,276
   News America Holdings, Inc. - Notes
     8.25% due 8/10/18.........................................      4,740       4,791
   Norsk Hydro A/S - Debs.
     7.50% due 10/01/16........................................      2,375       2,431
   Petroliam Nasional Berhad - Unsub. Bonds 144A (a)
     7.625% due 10/15/26.......................................      2,550       2,587
   Polysindo International Finance - Sr. Gtd. Notes
     11.375% due 6/15/06.......................................        980       1,058
   Rogers Cablesystems - Sr. Notes
     10.00% due 3/15/05........................................      3,030       3,235
   Santander Finance Issuances, Ltd. - Sub. Notes
     7.875% due 4/15/05........................................      4,000       4,178
   Stone Consolidated Corp. - Sr. Notes
     10.25% due 12/15/00.......................................      1,100       1,166
   Sun Canada Financial Co. - Bonds 144A (a)
     6.625% due 12/15/07.......................................      3,345       3,208
   Telewest plc - Sr. Notes
     9.625% due 10/01/06.......................................      1,603       1,643
   Tenaga Nasional Berhad - Notes 144A (a)
     7.875% due 6/15/04........................................      2,425       2,561
   Total Access Communications plc - Bonds 144A (a)
     8.375% due 11/04/06.......................................      2,890       2,909
                                                                             ----------
                                                                                77,102

Foreign Governmental-2.9%
   Manitoba Province of Canada - Debs. Ser. CD
     9.25% due 4/01/20.........................................      2,000       2,447
   Manitoba Province of Canada - US Debs. Ser. CK
     9.00% due 12/15/00........................................      3,000       3,266
   Province of Nova Scotia - Debs.
     8.75% due 4/01/22.........................................      3,000       3,490
   Province of Ontario, Canada - Bonds
     5.70% due 10/01/97........................................      5,000       4,997
   Province of Saskatchewan - Govt. Gtd. Bonds
     9.375% due 12/15/20.......................................      1,500       1,843
   Republic of Brazil - New Money Bonds
     6.563% due 4/15/09........................................      3,000       2,438
   Republic of Venezuela - Debs.
     6.50% due 12/18/07........................................      1,750       1,540
                                                                             ----------
                                                                                20,021

Government Agencies-5.3%
     Federal Home Loan Mortgage Corp. - Ser. 1601 Cl. PJ
        6.00% due 10/15/08 - 6/15/11...........................     12,515      11,714
     Federal Home Loan Mortgage Corp.
        6.50% due 12/15/23.....................................      2,725       2,544

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                      Par      Market
                        Name of Issuer                               Value      Value
                                                                    (000's)    (000's)
PUBLICLY-TRADED BONDS-CONTINUED

Government Agencies-Continued
     Federal Home Loan Mortgage Corp. - Ser. 88 Cl. 88-G
        8.00% due 4/15/19......................................   $    420   $     422
     Government National Mortgage Assoc.
        8.00% due 8/15/24 - 1/15/26............................     13,307      13,573
     Government National Mortgage Assoc.
        8.50% due 9/15/21......................................      2,003       2,074
     Government National Mortgage Assoc.
        9.00% due 5/15/21 - 8/15/21............................      2,997       3,158
     Government National Mortgage Assoc.
        9.50% due 6/15/16......................................      1,135       1,226
     Resolution Trust Corp. - Ser. 1993-3
        7.25% due 10/25/23.....................................      1,508       1,506
     Resolution Trust Corp. - Ser. 92-C4
        8.15% due 6/25/24......................................      1,061       1,059
                                                                             ----------
                                                                                37,276

Health Products and Services-0.3%
   Smith Food & Drug Centers - Sr. Sub. Notes
     11.25% due 5/15/07........................................      1,400       1,547

Insurance-3.4%
   Equitable Life Assurance Society USA - Surplus Notes 144A (a)
     6.95% due 12/01/05........................................      2,750       2,696
   Liberty Mutual Insurance Co. - Notes 144A (a)
     7.875% due 10/15/26.......................................      1,835       1,842
   Liberty Mutual Insurance Co. - Surplus Notes 144A (a)
     8.20% due 5/04/07.........................................      4,630       4,942
   Massachusetts Mutual Life Insurance Co. - Surplus Notes 144A (a)
     7.625% due 11/15/23.......................................      4,090       4,093
   NAC Re Corp. - Notes
     8.00% due 6/15/99.........................................      1,560       1,614
   New York Life Insurance Co. - Surplus Notes 144A (a)
     7.50% due 12/15/23........................................   $  5,970   $   5,694
   Phoenix Home Mutual Life Insurance Co. - Notes 144A (a)
     6.95% due 12/01/06........................................      2,690       2,639
                                                                             ----------
                                                                                23,520

Leisure and Recreation Products and Services-0.5%
   Trump Holdings & Funding - Sr. Notes
     15.50% due 6/15/05........................................      2,325       2,662

Lodging and Restaurants-1.0%
   Flagstar Corp. - Sr. Notes
     10.75% due 9/15/01........................................      1,645       1,505
   McDonald's Corp. - Debs.
     7.375% due 7/15/33........................................      5,000       4,953
                                                                             ----------
                                                                                 6,458

Media-4.2%
   Cablevision Systems Corp. - Sr. Sub. Debs.
     10.75% due 4/01/04........................................      3,025       3,138
   Century Communications Corp. - Sr. Sub. Notes
     11.875% due 10/15/03......................................      3,600       3,807
   Continental Cablevision - Sr. Notes
     8.30% due 5/15/06.........................................      2,580       2,753
   Jones Intercable, Inc. - Sr. Sub. Debs.
     11.50% due 7/15/04........................................      2,000       2,173
   SFX Broadcasting, Inc. - Sr. Sub. Notes
     10.75% due 5/15/06........................................      2,080       2,200
   TCI Communications, Inc. - Debs.
     8.75% due 8/01/15.........................................      2,520       2,478

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                     Par       Market
                        Name of Issuer                              Value       Value
                                                                   (000's)     (000's)
PUBLICLY-TRADED BONDS-CONTINUED

Media-Continued
   Time Warner, Inc. - Debs.
     9.125% due 1/15/13........................................   $  4,000   $   4,334
   TKR Cable, Inc. - Debs.
     10.50% due 10/30/07.......................................      3,435       3,715
   Viacom, Inc. - Sr. Notes
     7.75% due 6/01/05.........................................      2,300       2,252
   Viacom, Inc. - Sub. Debs.
     8.00% due 7/07/06.........................................      2,500       2,392
                                                                             ----------
                                                                                29,242

Metals and Mining-0.8%
   NS Group, Inc. - Units
     13.50% due 7/15/03........................................      2,615       2,720
   Weirton Steel Corp. - Sr. Notes 144A (a)
     11.375% due 7/01/04.......................................      1,850       1,878
                                                                             ----------
                                                                                 4,598

Miscellaneous-0.8%
   Loewen Group International, Inc. - Sr. Notes 144A (a)
     8.25% due 10/15/03........................................      3,135       3,178
   Owens-Illinois, Inc. - Debs.
     11.00% due 12/01/03.......................................      1,850       2,063
                                                                             ----------
                                                                                 5,241

Municipals-0.9%
   New Hampshire State - Taxable Pease Dev. Auth.
     7.70% due 7/01/12.........................................      3,000       3,104
   Republic of NY - Bonds 144A (a)
     7.53% due 12/04/26........................................      2,490       2,441
                                                                             ----------
                                                                                 5,545

Oils and Natural Gas Equipment and Services-0.8%
   Humpuss Funding Corp. - Bonds 144A (a)
     7.72% due 12/15/09........................................      2,360       2,334
   Transgas de Occidente SA - Sr. Notes 144A (a)
     9.79% due 11/01/10........................................      2,730       2,844
                                                                             ----------
                                                                                 5,178

Oils and Natural Gas Exploration and Production-3.1%
   Coastal Corp. - Notes
     8.75% due 5/15/99.........................................      7,250       7,599
   Coastal Corp. - Sr. Notes
     10.00% due 2/01/01........................................      2,500       2,787
   Enserch Exploration, Inc. - Pass thru Certs. 144A (a)
     7.54% due 1/02/09.........................................      2,230       2,191
   Occidental Petroleum Corp. - Sr. Debs.
     10.125% due 9/15/09.......................................      3,000       3,702
   Trans Texas Gas Corp. - Sr. Notes
     11.50% due 6/15/02........................................      2,060       2,227
   Williams Cos., Inc. - Notes
     7.50% due 9/15/99.........................................      3,000       3,081
                                                                             ----------
                                                                                21,587

Paper and Forest Products-0.8%
   Georgia-Pacific Corp. - Debs.
     9.75% due 1/15/18.........................................      2,895       3,022
   S.D. Warren Co. - Sr. Sub. Notes
     12.00% due 12/15/04.......................................      1,825       1,971
                                                                             ----------
                                                                                 4,993

Telecommunications-1.2%
   Impsat Corp. - Ser. 144A (a)
     12.125% due 7/15/03.......................................      2,415       2,560

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                     Par       Market
                        Name of Issuer                              Value       Value
                                                                   (000's)     (000's)
PUBLICLY-TRADED BONDS-CONTINUED

Telecommunications-Continued
   Ivaco, Inc. - Sr. Notes
     11.50% due 9/15/05........................................   $  2,460   $   2,442
   Paging Network, Inc. - Sr. Sub. Notes
     10.00% due 10/15/08.......................................      2,395       2,428
   Teleport Communications Group, Inc. - Sr. Notes
     9.875% due 7/01/06........................................        508         544
                                                                             ----------
                                                                                 7,974

Transportation-2.8%
   America West Airlines, Inc. - Pass thru Certs.
     6.93% due 1/02/08.........................................      2,274       2,254
   American Car Line Co. - Equip. Cert. Ser. 1993-A
     8.25% due 4/15/08.........................................      5,194       5,205
   Northwest Airlines Corp. - Sec. pass thru Certs.
     8.97% due 1/02/15.........................................        230         251
   NWA Trust - Sr. Notes
     9.25% due 6/21/14.........................................      2,544       2,896
   Ryder Transportation Services, Inc. - Sr. Sub. Notes 144A (a)
     10.00% due 12/01/06.......................................      1,735       1,804
   U.S. Air, Inc. - Pass thru Certs. Ser. 1990-A1
     11.20% due 3/19/05........................................      1,546       1,521
   Union Pacific Corp. - Med. Term Notes
     9.65% due 6/01/00.........................................      5,000       5,468
                                                                             ----------
                                                                                19,399

U.S. Governmental-17.3%
   U.S. Treasury - Bonds
     9.25% due 2/15/16.........................................      7,000       8,881
     7.125% due 2/15/23........................................     37,537      39,166
   U.S. Treasury - Notes
     6.875% due 3/31/97........................................      7,500       7,521
     6.75% due 5/31/97.........................................      7,000       7,028
     8.625% due 8/15/97........................................      2,000       2,034
     9.25% due 8/15/98.........................................      4,000       4,201
     4.75% due 8/31/98.........................................     15,500      15,213
     8.875% due 2/15/99........................................     11,000      11,636
     9.125% due 5/15/99........................................      2,500       2,672
     7.875% due 11/15/99.......................................      1,000       1,048
     7.75% due 11/30/99........................................     13,190      13,775
     8.00% due 5/15/01.........................................      7,855       8,393
     7.50% due 2/15/05.........................................      2,890       3,091
                                                                             ----------
                                                                               124,659

Utilities - Electric-8.9%
   AES Corp. - Sr. Sub. Notes
     10.25% due 7/15/06........................................      1,600       1,720
   BVPS II Funding Corp. - Coll. Lease Bonds
     8.89% due 6/01/17.........................................      1,949       1,931
   Calpine Corp. - Sr. Notes
     10.50% due 5/15/06........................................      1,920       2,030
   Chugach Electric Assoc., Inc. - 1st Mtge. Bonds 1991 Ser. A
     8.08% due 3/15/02.........................................      3,320       3,476
   Cleveland Electric Illuminating Co. - 1st Mtge. Bonds
     9.50% due 5/15/05.........................................      3,465       3,725
   CTC Mansfield Funding - Debs.
     10.25% due 3/30/03........................................      2,500       2,563
   CTC Mansfield Funding Corp. - Sec. Lease Oblig. Bonds
     11.125% due 9/30/16.......................................        500         536
   First PV Funding Corp. - Lease Oblig. Bonds
     10.15% due 1/15/16........................................      2,992       3,183

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                     Par       Market
                        Name of Issuer                              Value       Value
                                                                   (000's)     (000's)
PUBLICLY-TRADED BONDS-CONTINUED

Utilities - Electric-Continued
   First PV Funding Corp. - Ser. 1986A
     10.30% due 1/15/14........................................   $    676   $     719
   Long Island Lighting Co. - Debs.
     7.05% due 3/15/03.........................................      3,690       3,587
     8.90% due 7/15/19.........................................        830         847
   Long Island Lighting Co. - Gen'l. Ref. Mtge. Bonds
     9.625% due 7/01/24........................................      2,415       2,486
     9.75% due 5/01/21.........................................      3,300       3,376
   Midland Cogeneration Venture - Debs.
     10.33% due 7/23/02........................................        940       1,001
     10.33% due 7/23/02........................................      3,879       4,131
   Midland Funding Corp. II - Debs.
     11.75% due 7/23/05........................................      1,150       1,288
   Public Service Co. of Colorado - 1st Mtge. Bonds
     9.875% due 7/01/20........................................      4,500       4,987
   Southwestern Public Service Co. - 1st Mtge. Bonds
     6.875% due 12/01/99.......................................      3,500       3,541
   System Energy Resources, Inc. - 1st Mtge. Bonds
     7.71% due 8/01/01.........................................      2,590       2,648
   Texas New Mexico Power Co. - 1st Mtge. Bonds Ser. T
     11.25% due 1/15/97........................................      2,326       2,329
   Texas New Mexico Power Co. - 1st Mtge. Bonds Ser. U
     9.25% due 9/15/00.........................................      8,000       8,364
   Utilicorp United, Inc. - Sr. Notes
     8.20% due 1/15/07.........................................      5,000       5,313
                                                                             ----------
                                                                                63,781

Utilities - Gas-1.5%
   Michigan Consolidated Gas Co. - 1st Mtge. Bonds
     5.75% due 5/01/01.........................................     10,000       9,657

Utilities - Telecommunications-3.3%
   Chesapeake & Potomac Telephone Co. - Notes
     6.05% due 5/15/03.........................................      6,460       6,232
   GTE California, Inc. - 1st Mtge. Bonds Ser. TT
     6.25% due 1/15/98.........................................      3,200       3,211
   GTE Corp. - Debs.
     8.75% due 11/01/21........................................      3,000       3,467
   Michigan Bell Telephone Co. - Debs.
     7.85% due 1/15/22.........................................      5,000       5,353
   New Jersey Bell Telephone Co. - Debs.
     8.00% due 6/01/22.........................................      4,000       4,362
   Sprint Corp. - Notes
     8.125% due 7/15/02........................................      1,000       1,063
                                                                             ----------
                                                                                23,688
                                                                             ----------
                                   TOTAL PUBLICLY-TRADED BONDS-      92.7%     673,236


SHORT-TERM INVESTMENTS- 5.7%
   Investment in joint trading account (Note B)
     6.257% due 1/02/97........................................     41,016      41,211
                                                                  ---------  ----------
                                             TOTAL INVESTMENTS-      98.4%     714,447
                           Cash and receivables, less payables-       1.6%      11,664
                                                                  ---------  ----------
                                                    NET ASSETS-    100.0%    $ 726,111
                                                                  =========  ==========

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities aggregated $78,024 or 10.7% of the net assets of the Portfolio.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL EQUITIES PORTFOLIO

                                                                              Market
                       Name of Issuer                             Shares       Value
                                                                              (000's)
COMMON STOCKS
Australia-5.0%
   Newcrest Mining, Ltd. (META)  ...........................       400,000   $   1,590
   RGC, Ltd. (META)  .......................................       544,300       2,418
   Westpac Banking Corp., Ltd. (BANK)  .....................       150,000         854
   WMC, Ltd. (META)  .......................................       470,000       2,962
                                                                             ----------
                                                                                 7,824

Finland-1.7%
   Amer Group, Ltd. (DIVO)  ................................       125,000       2,582

France-4.1%
   Lyonnaise des Eaux SA (DIVO)  ...........................        20,500       1,908
   Moet Hennessy-Louis Vuitton (MISC)  .....................        16,270       4,545
                                                                             ----------
                                                                                 6,453

Germany-3.1%
   Schering AG (HEAL)  .....................................        33,000       2,786
   Volkswagen AG (AUTO)  ...................................         5,000       2,080
                                                                             ----------
                                                                                 4,866

Hong Kong-18.0%
   Cheung Kong (Holdings), Ltd. (REAL)  ....................       380,000       3,378
   China Resources Enterprise, Ltd. (REAL)  ................     1,550,000       3,487
   Citic Pacific, Ltd. (DIVO)  .............................       630,000       3,657
   First Sign International Holdings, Ltd. (HOUS)  .........     5,050,000       1,616
   Hong Kong & Shanghai Hotels, Ltd. (LODG)  ...............     1,079,500       2,038
   HSBC Holdings plc (BANK)  ...............................       147,000       3,145
   Hutchison Whampoa, Ltd. (DIVO)  .........................       450,000       3,534
   Joyce Boutique Holdings (RETL)  .........................     1,146,000         290
   Sun Hung Kai Properties, Ltd. (REAL)  ...................       275,000       3,369
   Wharf (Holdings), Ltd. (REAL)  ..........................       715,000       3,568
                                                                             ----------
                                                                                28,082


Japan-25.6%
   Honda Motor Co. (AUTO)  .................................        95,000       2,715
   Matsushita Communication Industries (TELE)  .............        95,000       2,461
   Matsushita Electric Industrial Co.* (ETRN)  .............       235,000       3,836
   Matsushita-Kotobuki Electronics (ETRN)  .................       126,000       3,286
   Mitsubishi Heavy Industries, Ltd. (AERO)  ...............       480,000       3,813
   Nippon Steel Co. (META)  ................................       940,000       2,776
   Sanwa Bank (BANK)  ......................................       165,000       2,251
   Sharp Corp. (ETRN)  .....................................       220,000       3,134
   Shin-Etsu Chemical Co. (CHEM)  ..........................       115,000       2,095
   Sony Corp. (AUDI)  ......................................        57,000       3,736
   Sony Music Entertainment, Inc. (AUDI)  ..................        81,000       3,203
   Sumitomo Sitix Corp. (MISC)  ............................       150,000       2,655
   TDK Corp. (ETRN)  .......................................        61,000       3,978
                                                                             ----------
                                                                                39,939

Malasia-3.7%
   Genting Berhad (LEIS)  ..................................       224,000       1,543
   Sime Darby Berhad (DIVO)  ...............................       665,000       2,620
   United Engineers (Malaysia), Ltd. (DIVO)  ...............       178,000       1,607
                                                                             ----------
                                                                                 5,770

Netherlands-1.0%
   PolyGram NV (LEIS)  .....................................        29,000       1,478

Norway-0.9%
   Saga Petroleum ASA (OILS)  ..............................        82,000       1,355

Singapore-1.5%
   Keppel Corp., Ltd. (DIVO)  ..............................       180,000       1,402
   Singapore Press Holdings, Ltd. (PUBL)  ..................        50,000         986
                                                                             ----------
                                                                                 2,388

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
INTERNATIONAL EQUITIES PORTFOLIO

                                                                              Market
                       Name of Issuer                             Shares       Value
                                                                              (000's)
COMMON STOCKS-CONTINUED
South Korea-2.2%
   Commercial Bank of Korea (BANK)  ........................       340,000   $   2,221
   L.G. Construction Co. (ENGI)  ...........................        62,600       1,230
                                                                             ----------
                                                                                 3,451

Sweden-2.4%
   Investor AB (DIVO)  .....................................        84,000       3,714
Switzerland-4.0%
   Novartis AG* (HEAL)  ....................................         2,240       2,565
   SMH AG (MISC)  ..........................................        25,300       3,610
                                                                             ----------
                                                                                 6,175

Thailand-0.0%
   Datamat Public Co., Ltd.* (ETRN)  .......................             6           0
United Kingdom-12.8%
   Baltic Republic Fund, Ltd.* (FUND)  .....................        10,000       1,549
   Baltic Republic Fund, Ltd. (FUND)  ......................        15,000       1,500
   British Petroleum Co. plc - ADR* (OILS)  ................       250,000       2,998
   DCC plc (DIVO)  .........................................       400,000       1,768
   Dixons Group plc (RETL)  ................................       425,000       3,955
   Marks & Spencer plc (RETL)  .............................       310,000       2,613
   Pearson plc (MEDI)  .....................................       300,000       3,829
   PizzaExpress plc (LODG)  ................................       100,000         904
   Regal Hotel Group plc (LODG)  ...........................       850,000         815
                                                                             ----------
                                                                                19,931

United States-6.3%
   Bridgestone Corp. (AUTO)  ...............................       179,000       3,400
   Den Norske Amerikaline AS* (TRAN)  ......................        13,500         515
   PolyGram NV (LEIS)  .....................................        16,800         836
   Santa Isabel SA - ADR (RETL)  ...........................        54,600       1,235
   Scaninavian Broadcasting Systems SA*(MEDI)  .............        30,000         521
   Societe Generale Central and Eastern-European
     Opportunities Fund*  ..................................        12,860       1,323
   Telecomunicacoes Brasileiras S/A-Telebras - ADR (TELE) ..        26,000       1,989
                                                                             ----------
                                                                                 9,819
                                                                             ----------
                                        TOTAL COMMON STOCKS-         92.3%     143,827

WARRANTS-0.1%
   Scania AB
   expires 6/04/99 (cost $67)...............................            84          75
                                                                   Par
                                                                  Value
                                                                 (000's)

PUBLICLY-TRADED BONDS-0.1%
   U.S. Treasury - Notes
   7.875% due 1/15/98 (GOVE)................................   $       200         204

JOINT REPURCHASE AGREEMENT-7.6%
   Investment in joint repurchase agreement with Lehman
   Brothers dated 12/31/96 6.70% due 1/02/97 with a maturity
   value of $11,833(a)...........................                   11,829      11,831
                                                               ------------  ----------
                                          TOTAL INVESTMENTS-        100.1%     155,937
                        Payables, less cash and receivables-        (0.1)%        (184)
                                                               ------------  ----------
                                                 NET ASSETS-       100.0%    $ 155,753
                                                               ============  ==========

ADR-American Depository Receipt
*Non-income producing security.
(a) The repurchase agreement, dated 12/31/96, is fully collateralized by U.S. government obligations based on market prices at the date of the purchase. The investment in repurchase agreement is through participation in a joint account with other portfolios advised by John Hancock. (See Note B)
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
INTERNATIONAL EQUITIES PORTFOLIO
SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                    Industry       Value        Securities
                   Industry                       Abbreviation    (000's)        at Value
Diversified Operations........................       DIVO         22,792         15.8%
Electronic and Processing Equipment...........       ETRN         14,234          9.9%
Real Estate...................................       REAL         13,802          9.6%
Miscellaneous.................................       MISC         10,810          7.5%
Metals and Mining.............................       META          9,746          6.8%
Banks and Finance.............................       BANK          8,471          5.9%
Automotive and Rubber.........................       AUTO          8,195          5.7%
Retail........................................       RETL          8,093          5.6%
Audio/Video Home Products.....................       AUDI          6,939          4.8%
Health Products and Services..................       HEAL          5,351          3.7%
Telecommunications............................       TELE          4,450          3.1%
Investment Companies..........................       FUND          4,372          3.0%
Oils and Natural Gas Exploration and
Production....................................       OILS          4,353          3.0%
Media.........................................       MEDI          4,350          3.0%
Leisure and Recreation Products and Services..       LEIS          3,857          2.7%
Aerospace.....................................       AERO          3,813          2.7%
Lodging and Restaurants.......................       LODG          3,757          2.6%
Chemicals.....................................       CHEM          2,095          1.4%
Household and Personal........................       HOUS          1,616          1.1%
Engineering...................................       ENGI          1,230          0.9%
Publications..................................       PUBL            986          0.7%
Transportation................................       TRAN            515          0.4%
U.S. Governmental.............................       GOVE            204          0.1%
                                                                ==========   ==========
                                                                $ 144,031        100.0 %
                                                                ==========   ==========

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                               Market
                         Name of Issuer                              Shares     Value
                                                                               (000's)

COMMON STOCKS

Automotive and Rubber-1.2%
   Cross-Continent Auto Retailers, Inc.*  ......................      6,200   $    129
   Gentex Corp.*  ..............................................      6,000        121
                                                                              --------
                                                                                   250

Business Services-6.7%
   Accustaff, Inc.*  ...........................................      2,000         42
   APAC Teleservices, Inc.*  ...................................      2,400         92
   Concord EFS, Inc.*  .........................................      4,600        130
   COREStaff, Inc.*  ...........................................      4,200         99
   Lamar Advertising Co.*  .....................................      5,000        121
   National Processing, Inc.*  .................................      8,000        128
   NFO Research, Inc.  .........................................      1,300         29
   On Assignment, Inc.*  .......................................      1,900         56
   Outdoor Systems, Inc.*  .....................................      4,425        124
   PMT Services, Inc.  .........................................      7,500        131
   Sitel Corp.*  ...............................................      6,000         85
   Snyder Communications, Inc.*  ...............................      7,000        189
   Superior Consultant Holdings Corp.*  ........................        300          7
   Universal Outdoor Holdings, Inc.*  ..........................      3,400         80
   Whittman-Hart, Inc.*  .......................................      2,800         72
                                                                              --------
                                                                                 1,385

Computer Software and Services-13.0%
   Aspect Development, Inc.  ...................................      3,800        104
   Aspen Technologies, Inc.*  ..................................      2,100        169
   Aurum Software, Inc.*  ......................................        200          5
   Baan Co., NV*  ..............................................      6,000        208
   BISYS Group, Inc.*  .........................................      4,300        159
   CBT Group plc - ADR*  .......................................      4,000        216
   Centennial Technologies, Inc.*  .............................      2,000        104
   Checkfree Corp.*  ...........................................      7,000        120
   CyberMedia, Inc.*  ..........................................        300          5
   DST Systems, Inc.*  .........................................      3,900        122
   E*TRADE Group, Inc.*  .......................................      9,000        104
   HNC Software, Inc.  .........................................      5,200        163
   Intelligroup, Inc.*  ........................................        600          7
   JDA Software Group, Inc.*  ..................................      6,200        177
   Learning Tree International, Inc.*  .........................      3,600        106
   National TechTeam, Inc.*  ...................................      4,000         80
   Prism Solutions, Inc.*  .....................................     10,900         90
   Project Software & Development, Inc.*  ......................      3,800        161
   Puma Technology, Inc.*  .....................................      2,000         35
   Red Brick System, Inc.*  ....................................      3,500         81
   Sterling Commerce, Inc.*  ...................................      2,900        102
   Transaction Systems Architects, Inc. - Cl. A*  ..............      5,000        166
   Versant Object Technology Corp.*  ...........................      5,000         93
   Versatility, Inc.*  .........................................      1,000         15
   Xionics Document Technologies, Inc.*  .......................      1,500         19
   XLConnect Solutions, Inc.*  .................................      2,600         75
                                                                              --------
                                                                                 2,686

EDP and Office Equipment-1.5%
   Daisytek International Corp.  ...............................      2,800        115
   Network Appliance, Inc.*  ...................................      4,000        203
                                                                              --------
                                                                                   318

Electronic and Processing Equipment-3.7%
   Comverse Technology, Inc.*  .................................      4,000        151
   DuPont Photomasks, Inc.*  ...................................      2,500        113
   Novellus Systems, Inc.*  ....................................      1,000         54

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares     Value
                                                                               (000's)

COMMON STOCKS-CONTINUED
Electronic and Processing Equipment-Continued
   Special Devices, Inc.*  .....................................      5,000   $     89
   SRS Labs, Inc.*  ............................................      8,000         69
   Ultrak, Inc.*  ..............................................      6,800        206
   Xilinx, Inc.*  ..............................................      2,000         74
                                                                              ---------
                                                                                   756

Financial Services-5.5%
   Aames Financial Corp.  ......................................      3,050        109
   Alex. Brown, Inc.  ..........................................      2,300        167
   Capital One Financial Corp.  ................................      4,000        144
   Delta Financial Corp.*  .....................................      3,000         54
   First USA Paymentech, Inc.*  ................................      4,000        136
   Hambrecht & Quist Group*  ...................................      6,200        134
   IMC Mortgage Co.*  ..........................................      1,000         34
   Inter-Regional Financial Group, Inc.  .......................      2,800         99
   Medallion Financial Corp.  ..................................      9,600        146
   RAC Financial Group, Inc.*  .................................      5,800        123
                                                                              ---------
                                                                                 1,146

Food, Beverage and Tobacco-1.3%
   Consolidated Cigar Holdings, Inc.*  .........................      4,500        111
   Northland Cranberries, Inc. - Cl. A  ........................      7,000        161
                                                                              ---------
                                                                                   272

Health Products and Services-11.5%
   Affymetrix, Inc.*  ..........................................      5,800        117
   Alkermes, Inc.*  ............................................      6,000        140
   CRA Managed Care, Inc.*  ....................................      2,000         90
   Dura Pharmaceuticals, Inc.  .................................      5,000        238
   ESC Medical Systems, Ltd.  ..................................      6,000        153
   Health Care & Retirement Corp.*  ............................      5,200        149
   Henry Schein, Inc.*  ........................................      6,000        205
   Incyte Pharmacuticals, Inc.*  ...............................      2,000        103
   Myriad Genetics, Inc.*  .....................................      2,900         73
   National Surgery Centers, Inc.  .............................      3,900        148
   NCS Healthcare, Inc. - Cl. A*  ..............................      5,200        151
   Parexel International Corp.*  ...............................      2,900        150
   PhyCor, Inc.  ...............................................      1,800         51
   Renal Care Group, Inc.*  ....................................      2,900         92
   Renal Treatment Centers, Inc.*  .............................      3,000         77
   Rotech Medical Corp.*  ......................................      1,400         29
   Safeskin Corp.*  ............................................      4,000        195
   Sonus Pharmaceuticals, Inc.*  ...............................      3,700        110
   Total Renal Care Holdings, Inc.*  ...........................      2,700         98
                                                                              ---------
                                                                                 2,369

Household and Personal-1.2%
   Blyth Industries, Inc.*  ....................................      2,800        128
   Converse, Inc.*  ............................................      7,000        119
                                                                              ---------
                                                                                   247

Insurance-0.7%
   HCC Insurance Holdings, Inc.  ...............................      3,950         95
   United Dental Care, Inc.*  ..................................      1,700         52
                                                                              ---------
                                                                                   147

Leisure and Recreation Products and Services-4.4%
   Cinar Films, Inc.*  .........................................      6,000        156
   Dover Downs Entertainment*  .................................      6,800        122
   Family Golf Centers, Inc.*  .................................      4,900        148
   Premier Parks, Inc.  ........................................      4,000        129
   Regal Cinemas, Inc.*  .......................................      6,550        200

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)

COMMON STOCKS-CONTINUED
Leisure and Recreation Products and Services-Continued
   Silicon Gaming, Inc.*  ......................................      9,000   $    145
                                                                              ---------
                                                                                   900

Lodging and Restaurants-1.2%
   Landry's Seafood Restaurants, Inc.*  ........................      3,300         71
   Papa John's International, Inc.*  ...........................      5,550        187
                                                                              ---------
                                                                                   258

Media-5.2%
   Anchor Gaming*  .............................................      1,700         68
   Clear Channel Communications, Inc.*  ........................      1,500         54
   Cox Radio Inc. - Cl. A*  ....................................      5,400         95
   EZ Communications, Inc.*  ...................................      4,000        147
   Gray Communications System, Inc. - Cl. B  ...................      5,500         94
   Heftel Broadcasting Corp.*  .................................      3,500        110
   Jacor Communications, Inc.*  ................................      3,000         82
   Lin Television Corp.*  ......................................      4,100        173
   Telemundo Group, Inc.*  .....................................      3,000         87
   Univision Communications, Inc.*  ............................      4,400        163
                                                                              ---------
                                                                                 1,073

Miscellaneous-3.7%
   Apollo Group, Inc. - Cl. A*  ................................      6,000        200
   Catalina Marketing Corp.*  ..................................      3,800        208
   Central Parking Corp.  ......................................      5,000        168
   Service Corp. International  ................................      3,000         84
   Vans, Inc.*  ................................................      8,000        100
                                                                              ---------
                                                                                   760

Oils and Natural Gas Equipment and Services-1.4%
   Newpark Resources, Inc.*  ...................................      3,700        138
   Pride Petroleum Services, Inc.*  ............................      6,400        149
                                                                              ---------
                                                                                   287

Oils and Natural Gas Exploration and Production-2.4%
   Benton Oil & Gas Co.  .......................................      6,800        154
   Forcenergy Gas Exploration, Inc.  ...........................      5,200        189
   Nuevo Energy Co.  ...........................................      3,000        156
                                                                              ---------
                                                                                   499

Paper and Forest Products-0.7%
   American Pad & Paper Co.*  ..................................      6,000        136

Photography and Related Services-0.3%
   Seattle Filmworks, Inc.*  ...................................      3,000         61

Pollution Control Equipment and Services-0.8%
   Philip Environmental, Inc.*  ................................     11,000        160

Real Estate-1.3%
   Arden Realty Group, Inc.  ...................................      4,300        119
   Crescent Real Estate Equities, Inc.  ........................      3,000        158
                                                                              ---------
                                                                                   277

Real Estate Investment Trust-1.8%
   Beacon Properties Corp.  ....................................      4,000        147
   Starwood Lodging Trust  .....................................      4,000        220
                                                                              ---------
                                                                                   367

Retail-8.1%
   Central Garden & Pet Co.*  ..................................      5,500        116
   CompUSA, Inc.*  .............................................      7,600        157
   Cost Plus, Inc.*  ...........................................      7,000        134

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)
COMMON STOCKS-CONTINUED
Retail-Continued

   Eckerd Corp.  ...............................................      1,649   $     53
   Friedman's, Inc. - Cl. A*  ..................................      1,100         16
   Hibbett Sporting Goods, Inc.*  ..............................      5,400         78
   Hot Topic, Inc.*  ...........................................      4,500         89
   Insight Enterprises, Inc.*  .................................      4,000        112
   Lithia Motors, Inc. - Cl. A*  ...............................      2,000         22
   Mark Bros. Jewelers, Inc.*  .................................      6,000         70
   Men's Wearhouse, Inc.*  .....................................      3,600         88
   PETsMART, Inc.  .............................................      7,400        162
   Quality Food Centers, Inc.*  ................................      5,000        169
   Stage Stores, Inc.*  ........................................      8,000        146
   Starbucks Corp.*  ...........................................      4,000        115
   Tiffany & Co.  ..............................................      3,000        110
   West Marine, Inc.*  .........................................      1,200         34
                                                                              ---------
                                                                                 1,671

Telecommunications-1.6%
   Advanced Fibre Communications*  .............................        800         45
   McLeod, Inc. - Cl. A*  ......................................      1,400         36
   Proxim, Inc.*  ..............................................      2,500         58
   RMH Teleservices, Inc.*  ....................................      6,100         47
   Tel-Save Holdings, Inc.*  ...................................      5,000        145
                                                                              ---------
                                                                                   331

Textiles-1.8%
   Cutter & Buck, Inc.*  .......................................     10,700        124
   Gucci Group NV  .............................................        900         57
   Nautica Enterprises, Inc.  ..................................      3,400         86
   Tommy Hilfiger Corp.*  ......................................      2,000         96
                                                                              ---------
                                                                                   363

Utilities - Telecommunications-1.1%
   ACC Corp.  ..................................................      1,500   $     45
   Intermedia Communications, Inc.*  ...........................      5,000        129
   Worldcom, Inc.  .............................................      2,000         52
                                                                              ---------
                                                                                   226

                                                                              ---------
                                            TOTAL COMMON STOCKS-      82.1%     16,945

                                                                      Par
                                                                     Value
                                                                    (000's)

JOINT REPURCHASE AGREEMENT-18.8%
   Investment in joint repurchase agreement with Lehman Brothers dated 12/31/96 6.70% due 1/02/97 with a maturity value of
   $3,881(a) ...................................................   $  3,880      3,881
                                                                   ---------  ---------
                                              TOTAL INVESTMENTS-     100.9%     20,826
                            Payables, less cash and receivables-     (0.9)%       (193)
                                                                   ---------  ---------
                                                     NET ASSETS-    100.0%    $ 20,633
                                                                   =========  =========

ADR-American Depositary Receipt
*Non-income producing security.

(a) The repurchase agreement, dated 12/31/96, is fully collateralized by U.S. government obligations based on market prices at the date of the purchase. The investment in repurchase agreement is through participation in a joint account with other portfolios advised by John Hancock. (See Note B)
See notes to financial statements.


SCHEDULE OF INVESTMENTS--Continued
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO
                                                                               Market
                        Name of Issuer                             Shares       Value
                                                                               (000's)
COMMON STOCKS

Australia-2.7%
   Amcor, Ltd. (PAPR).........................................        4,000   $     26
   Boral, Ltd. (BUIL).........................................        5,000         14
   Broken Hill Proprietary Co., Ltd. (DIVO)...................       11,500        164
   CRA, Ltd. (META)...........................................        3,000         47
   David Jones, Ltd. (RETL)...................................       13,500         19
   Lend Lease Corp. (FINL)....................................        1,400         27
   M.I.M. Holdings, Ltd. (META)...............................       11,496         16
   National Australia Bank, Ltd. (BANK).......................        5,000         59
   News Corp., Ltd. (MEDI)....................................        3,000         13
   News Corp., Ltd. (MEDI)....................................       11,900         63
   Pacific Dunlop, Ltd. (DIVO)................................        6,700         17
   Qantas Airways, Ltd. (TRAN)................................       20,746         35
   Santos, Ltd. (OILS)........................................        8,000         32
   Westpac Banking Corp., Ltd. (BANK).........................       15,000         85
   WMC, Ltd. (META)...........................................        2,800         18
   Woolworth's, Ltd. (RETL)...................................        8,000         19
                                                                             ---------
                                                                                   654
Belgium-1.6%
   Delhaize-Le Lion SA (RETL).................................          550         33
   Electrabel SA (UTIE).......................................          280         66
   Fortis AG (INSU)...........................................          307         49
   Fortis AG* (INSU)..........................................            7          0
   Groupe Bruxelles Lambert SA (FUND).........................          160         21
   Kredietbank NV (BANK)......................................          160         52
   N.V. Union Miniere SA* (META)..............................          300         20
   Petrofina SA (OILS)........................................          150         48
   Societe Generale de Belgique (DIVO)........................          200         16
   Solvay SA (CHEM)...........................................           60         37
   Tractebel (UTIE)...........................................           70         33
                                                                             ---------
                                                                                   375
Canada-1.5%
   Alcan Aluminium, Ltd. (META)...............................          500         17
   Bank of Montreal (BANK)....................................          700         22
   Barrick Gold Corp. (META)..................................          600         17
   BCE, Inc. (TELE)...........................................          400         19
   Canadian National Railway Co. (TRAN).......................          900         34
   Canadian Pacific, Ltd. (TRAN)..............................        1,900         50
   Hudson's Bay Co. (RETL)....................................          500          8
   Imperial Oil, Ltd. (OILS)..................................          400         19
   Moore Corp., Ltd. (EDPE)...................................          400          8
   Noranda, Inc. (META).......................................          900         20
   Northern Telecom, Ltd. (TELE)..............................          200         13
   NOVA Corp. (CHEM)..........................................        1,500         13
   Royal Bank of Canada (BANK)................................          800         28
   Seagram Co., Ltd. (DIVO)...................................          700         28
   Thomson Corp. (PUBL).......................................        1,800         40
   Transcanada Pipelines, Ltd. (OILS).........................        1,300         23
                                                                             ---------
                                                                                   359
Finland-0.9%
   Merita, Ltd.* (BANK).......................................        6,500         20
   Outokumpu OY (META)........................................        1,000         17
   Oy Nokia AB (TELE).........................................        1,700         99
   Pohjola Insurance Group (INSU).............................          400          9
   Sampo Insurance Co., Ltd. (INSU)...........................          300         24
   UPM-Kymmene Corp.* (PAPR)..................................        1,700         36


SCHEDULE OF INVESTMENTS--Continued
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
---------------------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO
                                                                                Market
                        Name of Issuer                             Shares       Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

France-5.3%
   Accor SA (LODG)............................................          455   $     58
   Alcatel Alsthom (TELE).....................................          400         32
   AXA SA (INSU)..............................................          200         13
   Banque Nationale de Paris (BANK)...........................        2,000         77
   CEP Communications (MEDI)..................................          100          7
   Colas (CONS)...............................................          100         14
   Compagnie Bancaire SA (FINL)...............................          350         41
   Compagnie de St. Gobain (BUIL).............................          650         92
   Compagnie de Suez SA (FINL)................................          621         26
   Compagnie Generale des Eaux (DIVO).........................        1,012        125
   Credit Local de France (FINL)..............................          700         61
   Elf Aquitaine (OILS).......................................          700         64
   L'Oreal (SOAP).............................................           50         19
   Lafarge SA (BUIL)..........................................          400         24
   Michelin (AUTO)............................................          850         46
   Moet Hennessy-Louis Vuitton (MISC).........................          420        117
   Pechiney SA (DIVO).........................................          750         31
   PSA Peugeot (AUTO).........................................        1,020        115
   Rhone-Poulenc (CHEM).......................................        2,000         68
   SEITA (FOOD)...............................................          400         17
   Societe Generale de Paris (BANK)...........................          670         72
   Total SA (OILS)............................................        1,121         91
   Union des Assurances de Paris (INSU).......................        1,200         30
   Usinor Sacilor (META)......................................        3,400         49
                                                                             ---------
                                                                                 1,289

Germany-4.3%
   Allianz AG Holding (INSU)..................................           60        109
   BASF AG (CHEM).............................................        1,100         42
   Bayer AG (CHEM)............................................        2,000         82
   Bayerische Motoren Werke AG (AUTO).........................           50         35
   Commerzbank AG (BANK)......................................        1,450         37
   Daimler-Benz AG (AUTO).....................................          800         55
   Deutsche Bank AG (BANK)....................................        1,470         69
   Deutsche Telekom* (UTIT)...................................        2,150         45
   Henkel KGaA (CHEM).........................................          600         30
   Hochtief AG (CONS).........................................          500         20
   Hoechst AG (CHEM)..........................................          700         33
   M.A.N. AG (AUTO)...........................................           80         19
   Mannesmann AG (DIVO).......................................          150         65
   Metro AG* (RETL)...........................................          400         32
   Muenchener Rueckversicherungs-Gesellschaft (INSU)..........           20         50
   Preussag AG (META).........................................          170         39
   RWE AG (UTIE)..............................................        1,040         44
   Schering AG (HEAL).........................................          640         54
   Siemens AG (ETRN)..........................................          400         19
   Thyssen AG (META)..........................................          250         44
   VEBA AG (UTIE).............................................        1,120         65
   Volkswagen AG (AUTO).......................................          100         42
                                                                             ---------
                                                                                 1,030

Hong Kong-0.7%
   Cheung Kong (Holdings), Ltd. (REAL)........................        2,000         18
   China Light & Power Co., Ltd. (UTIE).......................        3,000         13
   Guoco Group Ltd. (FINL)....................................        2,000         11
   Hang Seng Bank, Ltd. (BANK)................................        1,500         18
   Hong Kong Telecommunications, Ltd. (TELE)..................        6,000         10
   Hutchison Whampoa, Ltd. (DIVO).............................        4,000         31
   New World Development Co., Ltd. (REAL).....................        2,000         14
   Sun Hung Kai Properties, Ltd. (REAL).......................        1,000         12


SCHEDULE OF INVESTMENTS--Continued
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1996
-------------------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO
                                                                               Market
                        Name of Issuer                             Shares       Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

Hong Kong-Continued
   Swire Pacific, Ltd. - Cl. A (DIVO).........................        2,000   $     19
   Wharf (Holdings), Ltd. (REAL)..............................        3,000         15
                                                                             ---------
                                                                                   161

Italy-1.7%
   Assicurazioni Generali (INSU)..............................        3,300         63
   Edison SpA (UTIE)..........................................        2,400         15
   Ente Nazionale Idrocarburi SpA (OILS)......................       18,000         92
   Fiat SpA* (AUTO)...........................................       10,000         17
   Istituto Mobiliare Italiano SpA (FINL).....................        7,500         64
   Istituto Nazionale delle Assicurazioni (INSU)..............        5,000          7
   Italgas SpA (UTIG).........................................        2,000          8
   La Rinascente SpA (RETL)...................................        2,300         13
   Mediobanca SpA (FINL)......................................        1,000          5
   Montedison SpA* (DIVO).....................................       47,620         32
   Societa Assicuratrice Industriale (INSU)...................        2,300          8
   Telecom Italia Mobile SpA (UTIT)...........................       25,000         36
   Telecom Italia SpA (UTIT)..................................       20,000         39
                                                                             ---------
                                                                                   399

Japan-12.1%
   Amada Co., Ltd (MACH)......................................        5,000         39
   Asahi Glass Co., Ltd. (BUIL)...............................        7,000         66
   Bank of Tokyo-Mitsubishi (BANK)............................        4,000         74
   Canon Sales Co., Inc. (EDPE)...............................        1,100         25
   Canon, Inc. (EDPE).........................................        3,000         66
   Citizen Watch Co., Ltd. (HOUS).............................        5,000         36
   Dai Nippon Printng Co., Ltd. (PRIN)........................        3,000         53
   Daiichi Pharm Co., Ltd. (HEAL).............................        3,000         48
   Daikin Industries, Ltd. (MACH).............................        5,000         44
   Daiwa House Industry Co., Ltd. (CONS)......................        3,000         39
   Fanuc (MACH)...............................................        2,200         70
   Fujitsu, Ltd. (EDPE).......................................        3,000         28
   Hitachi, Ltd. (ETRN).......................................       11,000        103
   Honda Motor Co. (AUTO).....................................        1,000         29
   Inax Corp. (BUIL)..........................................        8,000         59
   Isetan Co. (RETL)..........................................        2,000         26
   Ito-Yokado Co., Ltd. (RETL)................................        2,000         87
   Kanegafuchi Chemical Industry (CHEM).......................        3,000         15
   Keio Teito Electric Railway (TRAN).........................        6,000         29
   Kinki Nippon Railway (TRAN)................................        6,000         37
   Kirin Brewery Co. (FOOD)...................................        6,000         59
   Kokuyo Co. (EDPE)..........................................        1,000         25
   Kuraray Co., Ltd. (TEXT)...................................        5,000         46
   Maeda Road Construction (CONS).............................        1,000         12
   Matsushita Electric Industrial Co.* (ETRN).................        9,000        147
   Mitsubishi Paper Mills (PAPR)..............................        7,000         27
   NGK Insulators (AUTO)......................................        9,000         85
   Nintendo Corp., Ltd. (LEIS)................................          500         36
   Nippon Meat Packers, Inc. (FOOD)...........................        3,000         39
   Nippon Steel Co. (META)....................................        4,000         12
   Nippondenso Co., Ltd. (ETRN)...............................        3,000         72
   Okumura Corp. (CONS).......................................        6,000         36
   Osaka Gas Co. (UTIG).......................................       24,000         66
   Sankyo Co., Ltd. (HEAL)....................................        4,000        113
   Sanwa Bank (BANK)..........................................        3,000         41
   Secom Co. (ETRN)...........................................        1,000         61
   Seino Transportion (TRAN)..................................        2,000         22
   Sekisui House, Ltd. (READ).................................        9,000         92
   Shinmaywa Industries, Ltd. (AUTO)..........................        5,000         37

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                                Market
                        Name of Issuer                              Shares      Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

Japan-Continued
   Sony Corp. (AUDI)..........................................        1,800   $    118
   Sumitomo Bank (BANK).......................................        6,000         87
   Sumitomo Electric Industries (ETRN)........................        5,000         70
   Takeda Chemical Industries (HEAL)..........................        4,000         84
   TDK Corp. (ETRN)...........................................        1,000         65
   Tokio Marine & Fire Insurance Co. (INSU)...................        5,000         47
   Tokyo Electric Power (UTIT)................................        2,500         55
   Tokyo Steel Manufacturing (META)...........................        4,000         57
   Tonen Corp. (OILS).........................................        3,000         35
   Toray Industries, Inc. (CHEM)..............................       22,000        136
   Toshiba Corp. (ETRN).......................................       13,000         82
   Toyo Suisan Kaisha (FOOD)..................................        3,000         30
   Toyota Motor Corp. (AUTO)..................................        1,000         29
   Yamazaki Baking Co., Ltd. (FOOD)...........................        2,000         32
                                                                              ---------
                                                                                 2,928

Malasia-0.8%
   Hume Industries (Malaysia) Berhad (BUIL)...................        3,000         19
   Kuala Lumpur Kepong Berhad (DIVO)..........................        7,000         18
   Land & General Berhad (DIVO)...............................        6,000         14
   Malayan Banking Berhad (BANK)..............................        1,400         16
   Malaysia International Shipping Berhad (TRAN)..............        4,000         12
   Nestle (Malaysia) Berhad (FOOD)............................        1,000          8
   Public Bank Berhad (BANK)..................................        8,000         17
   Resorts World Berhad (LEIS)................................        2,000          9
   Sime Darby Berhad (DIVO)...................................        6,000         24
   Telekom Malaysia Berhad (TELE).............................        1,000          9
   Tenaga Nasional Berhad (UTIE)..............................        7,000         34
   YTL Corp. Berhad (DIVO)....................................        2,000         11
                                                                              ---------
                                                                                   191

Netherlands-2.2%
   ABN Amro Holding NV (BANK).................................        1,028   $     67
   Akzo Nobel NV (CHEM).......................................          130         18
   DSM NV (CHEM)..............................................          300         30
   ING Groep NV (BANK)........................................        3,096        112
   KLM Royal Dutch Air Lines NV (TRAN)........................          600         17
   Koninklijke Nederlandsche Hoogovens NV (META)..............          400         17
   Koninklijke PTT Nederland NV (TELE)........................        1,727         66
   Philips Electronics NV (ETRN)..............................          900         36
   Unilever NV (FOOD).........................................          600        106
   Vendex Internationa NV (RETL)..............................          907         39
   VNU-Verenigde Nederlandse Uitgeversbedrijven Verenigd
     Bezit (PUBL).............................................        1,500         31
                                                                              ---------
                                                                                   539

New Zealand-1.8%
   Brierley Investments, Ltd. (FUND)..........................       71,400         66
   Carter Holt Harvey, Ltd. (PAPR)............................       26,000         59
   Fletcher Challenge Building (BUIL).........................        6,000         18
   Fletcher Challenge Energy (OILS)...........................        6,000         17
   Fletcher Challenge Forests (PAPR)..........................       18,500         31
   Fletcher Challenge Paper (PAPR)............................       13,500         28
   Telecom Corp. of New Zealand (UTIT)........................       43,000        219
                                                                              ---------
                                                                                   438

Singapore-0.0%
   Jardine Matheson Holdings, Ltd.* (DIVO)....................        1,200          8

Spain-1.9%
   Acerinox SA (META).........................................          100         14
   Banco Bilbao Vizcaya SA (BANK).............................          600         32
   Banco Central Hispanoamericano (BANK)......................          600         15

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                               Market
                        Name of Issuer                               Shares     Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

Spain-Continued
   Banco Intercontinental Espanol (BANK)......................          140   $     22
   Banco Popular Espanol SA (BANK)............................          130         26
   Banco Santander SA (BANK)..................................          550         35
   Corporacion Mapfre (INSU)..................................          200         12
   Empresa Nacional de Electricidad SA* (UTIE)................          800         57
   Fomento de Construcciones y Contratas SA (CONS)............          200         19
   Gas Natural SDG (UTIG).....................................          100         23
   Iberdrola SA (UTIE)........................................        4,400         62
   Repsol SA (OILS)...........................................        1,000         38
   Sevillana De Electricidad (UTIE)...........................          969         11
   Telefonica de Espana (UTIT)................................        2,600         60
   Vallehermoso SA (READ).....................................          400          9
   Viscofan Industria Navarra de Envolturas Celulosicas
     SA (FOOD)................................................          800         12
                                                                              ---------
                                                                                   447

Switzerland-1.1%
   ABB AG (MACH)..............................................           13         16
   CS Holding AG (BANK).......................................          140         14
   Nestle SA (FOOD)...........................................           75         81
   Novartis AG* (HEAL)........................................           56         64
   Roche Holdings AG (HEAL)...................................            6         47
   Schweizerische Bankgesellschaft (BANK).....................           10          9
   SGS Societe Generale de Surveillance Holding SA (MISC).....            4         10
   Zurich Versicherungsgesellschaft (INSU)....................           90         25
                                                                              ---------
                                                                                   266

United Kingdom-11.4%
   Abbey National First Capital BV (BANK).....................        3,000         39
   B.A.T. Industries plc (FOOD)...............................       15,400        128
   Bank of Scotland (BANK)....................................        5,000         26
   Bass plc - ADR (LODG)......................................        2,300         32
   Booker plc (FOOD)..........................................        2,300         16
   British Energy plc (UTIE)..................................       23,000         58
   British Gas plc (UTIG).....................................       28,500        109
   British Petroleum Co. plc - ADR* (OILS)....................       10,521        126
   British Steel plc (META)...................................       21,800         60
   British Telecommunications plc (TELE)......................       28,000        189
   Charter plc (DIVO).........................................        2,736         35
   Coats Viyella plc (TEXT)...................................       11,500         26
   FKI plc (MACH).............................................        9,500         33
   General Electric Co. plc (ETRN)............................       23,400        154
   Glaxo Wellcome plc - ADR (HEAL)............................        3,300         54
   Grand Metropolitan plc (FOOD)..............................       17,800        140
   Guinness plc (FOOD)........................................       11,000         86
   Hanson plc (DIVO)..........................................       23,000         32
   Hillsdown Holdings plc (FOOD)..............................       17,000         58
   House of Fraser plc (RETL).................................       18,000         47
   HSBC Holdings plc (BANK)...................................        4,000         89
   Imperial Chemical Industries plc (CHEM)....................        1,000         13
   J. Sainsbury plc (FOOD)....................................        7,000         46
   Jefferson Smurfit Group plc (MISC).........................        8,000         23
   Legal & General Group plc (INSU)...........................        7,500         48
   Lloyds TSB Group plc (BANK)................................       23,000        170
   Marks & Spencer plc (RETL).................................       10,000         84
   Mirror Group plc (PUBL)....................................        8,000         29
   National Power plc (UTIE)..................................        5,500         46
   National Westminster Bank plc (BANK).......................        3,500         41
   Northern Foods plc (FOOD)..................................       10,000         35
   Peninsular & Oriental Steam Navigation Co. (TRAN)..........        9,500         96
   Reckitt & Colman plc (HOUS)................................        1,425         18

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1996
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                                Market
                        Name of Issuer                             Shares        Value
                                                                                (000's)
COMMON STOCKS-CONTINUED

United Kingdom-Continued
   Redland plc (BUIL).........................................        3,000   $     19
   RJB Mining plc (META)......................................        7,500         55
   Royal & Sun Alliance Insurance Group plc (INSU)............        4,801         37
   RTZ Corp. plc (META).......................................        4,900         79
   Scottish Hydro-Electric plc (UTIE).........................        9,900         55
   Sears plc (RETL)...........................................       21,000         34
   Sedgwick Group plc (INSU)..................................       13,500         30
   Smithkline Beecham plc (HEAL)..............................        6,000         83
   Tesco plc (RETL)...........................................        6,000         36
   Thames Water plc (WATR)....................................        4,000         42
   Unilever plc (FOOD)........................................        2,000         48
   Vodafone Group plc (TELE)..................................        5,500         23
   Yorkshire Water plc (WATR).................................        2,000         24
                                                                              --------
                                                                                 2,751
United States-1.1%
   Royal Dutch Petroleum Co. (OILS)...........................        1,600        273
                                                                              --------
                                            TOTAL COMMON STOCKS-      51.1%     12,313

                                                                       Par
                                                                      Value
                                                                     (000's)
PUBLICLY-TRADED BONDS

Belgium-1.7%
   Belgium Kingdom - Bonds (GOVA)
     9.00% due 3/28/03........................................   $    5,000        189
   Belgium Kingdom - Debs. (GOVA)
     7.25% due 4/29/04.......................................         6,000        209
                                                                              --------
                                                                                   398
Camada-6.1%
   Government of Canada - Debs. (GOVA)
     6.50% due 6/01/04........................................        1,280        954
     4.25% due 12/01/21.......................................          635        510
                                                                              --------
                                                                                 1,464
Denmark-4.2%
   Kingdom of Denmark - Bonds (GOVA)
     8.00% due 5/15/03........................................        5,400      1,016

France-5.2%
   Government of France - Debs. (GOVA)
     6.75% due 10/25/04.......................................        6,000      1,253

Germany-9.3%
   Federal Republic of Germany - Bonds (GOVA)
     7.125% due 12/20/01......................................        3,140      2,244

Italy-4.7%
   Republic of Italy - Bonds (GOVA)
     9.50% due 2/01/01........................................    1,550,000      1,123

Netherlands-5.9%
   Netherlands Government - Debs. (GOVA)
     7.75% due 3/01/05........................................        2,150      1,421

Sweden-1.1%
   Swedish Government - Debs. (GOVA)
     6.00% due 2/09/05........................................        1,900        270

United Kingdom-4.0%
   Conversion - Bonds (GOVA)
     9.50% due 10/25/04.......................................          390        748

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                       Par      Market
                        Name of Issuer                                Value      Value
                                                                     (000's)    (000's)
PUBLICLY-TRADED BONDS-CONTINUED
United Kingdom-Continued
   U.K. Treasury - Bonds (GOVA)
     9.00% due 10/13/08.......................................   $      115   $    219
                                                                              ---------
                                                                                   967
                                                                              ---------
                                  TOTAL PUBLICLY-TRADED BONDS-        42.2%     10,156
COMMERCIAL PAPER-3.2%
   Duracell
     6.75% due 1/02/97........................................          773        775
                                                                   Shares

WARRANTS
   La Rinascente SpA
     expires 11/30/99.........................................          115          0
   Societe Generale de Belgique
     expires 11/30/99.........................................           70          1
                                                                              ---------
                                               TOTAL WARRANTS-         0.0%          1
                                                                 -----------  ---------
                                            TOTAL INVESTMENTS-        96.5%     23,245
                          Cash and receivables, less payables-         3.5%        853
                                                                 -----------  ---------
                                                   NET ASSETS-      100.0%    $ 24,098
                                                                 ===========  =========

   ADR-American Depository Receipt
   See notes to financial statements.
*    Non-income producing security.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY
                                                 Industry        Value     Securities
                 Industry                      Abbreviation     (000's)     at Value
Governmental..............................         GOVA         10,156        45.2%
Banks and Finance.........................         BANK          1,471         6.6%
Oils and Natural Gas Exploration and
Production................................         OILS            858         3.8%
Food, Beverage and Tobacco................         FOOD            835         3.7%
Electronic and Processing Equipment.......         ETRN            809         3.6%
Diversified Operations....................         DIVO            776         3.4%
Utilities - Electric......................         UTIE            614         2.8%
Metals and Mining..........................        META            598         2.7%
Insurance.................................         INSU            561         2.5%
Health Products and Services..............         HEAL            547         2.4%
Chemicals.................................         CHEM            517         2.3%
Automotive and Rubber.....................         AUTO            509         2.3%
Retail....................................         RETL            477         2.0%
Telecommunications........................         TELE            460         2.0%
Utilities - Telecommunications............         UTIT            399         1.8%
Transportation............................         TRAN            332         1.5%
Building Products.........................         BUIL            311         1.4%
Financial Services........................         FINL            235         1.0%
Paper and Forest Products.................         PAPR            207         0.9%
Utilities - Gas...........................         UTIG            206         0.9%
Machinery and Equipment...................         MACH            202         0.9%
EDP and Office Equipment..................         EDPE            152         0.7%
Miscellaneous.............................         MISC            150         0.7%
Construction..............................         CONS            140         0.6%
Audio/Video Home Products.................         AUDI            118         0.5%
Real Estate Development...................         READ            101         0.5%
Publications..............................         PUBL            100         0.5%
Lodging and Restaurants...................         LODG             90         0.4%
Investment Companies......................         FUND             87         0.4%
Media.....................................         MEDI             83         0.4%
Textiles..................................         TEXT             72         0.3%
Water and Water Treatment Services........         WATR             66         0.3%
Real Estate...............................         REAL             59         0.3%
Household and Personal....................         HOUS             54         0.2%
Printing..................................         PRIN             53         0.2%
Leisure and Recreation Products and
Services..................................         LEIS             45         0.2%
Soap, Cosmetics and Personal Care.........         SOAP             19         0.1%
                                                          ============      =======
                                                              $ 22,469       100.0%
                                                          ============      =======


SCHEDULE OF INVESTMENTS--Continued
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO
                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)
COMMON STOCKS

Automotive and Rubber-0.5%
   APS Holding Corp.*  .........................................     5,075   $     79

Banks and Finance-0.5%
   Fifth Third Bancorp  ........................................     1,200         75
   First Empire State Corp.  ...................................        25          7
                                                                             --------
                                                                                   82
Business Services-6.0%
   Coinmach Laundry Corp.*  ....................................    13,900        250
   Concord EFS, Inc.*  .........................................     3,150         89
   Paychex, Inc.  ..............................................     2,325        120
   Profit Recovery Group International, Inc.*  .................    11,725        188
   Robert Half International, Inc.*  ...........................     3,400        117
   TeleTech Holdings, Inc.*  ...................................     8,675        226
                                                                             --------
                                                                                  990
Computer Software and Services-0.0%
   Sanchez Computer Associates, Inc.*  .........................       245          2

Diversified Operations-3.3%
   Rentokil Initial plc  .......................................    72,889        549

Electronic and Processing Equipment-2.5%
   Littelfuse, Inc.*  ..........................................     6,125        297
   Safeguard Scientifics, Inc.*  ...............................     3,725        118
                                                                             --------
                                                                                  415
Financial Services-3.5%
   Associates First Capital Corp.  .............................     6,550        289
   Charles Schwab Corp.  .......................................     5,300        170
   First USA Paymentech, Inc.*  ................................     3,175        108
   Medallion Financial Corp.  ..................................       500          8
                                                                             --------
                                                                                  575
Health Products and Services-4.1%
   Boston Scientific Corp.*  ...................................     2,625        158
   Depotech Corp.*  ............................................     4,975         81
   Forest Laboratories, Inc.*  .................................     2,525         83
   Fresenius Medical Care AG - ADR*  ...........................     4,150        117
   Karrington Health, Inc.*  ...................................     2,575         32
   Omnicare, Inc.  .............................................     3,625        116
   Sunrise Assisted Living, Inc.*  .............................     3,525         98
                                                                             --------
                                                                                  685
Insurance-2.6%
   Protective Life Corp.  ......................................     6,075        242
   UICI*  ......................................................     5,825        189
                                                                             --------
                                                                                  431
Leisure and Recreation Products and Services-3.6%
   Family Golf Centers, Inc.*  .................................    11,625        350
   Premier Parks, Inc.  ........................................     7,475        240
                                                                             --------
                                                                                  590
Lodging and Restaurants-17.6%
   Choice Hotels International, Inc.*  .........................     9,350        165
   Doubletree Corp.*  ..........................................     2,975        134
   HFS, Inc.*  .................................................    12,700        759
   J.D. Wetherspoon plc  .......................................    38,888        773
   Papa John's International, Inc.*  ...........................    15,312        517
   PizzaExpress plc  ...........................................    51,374        464
   Planet Hollywood International, Inc.*  ......................     4,475         88
                                                                             --------
                                                                                2,900


SCHEDULE OF INVESTMENTS--Continued
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
----------------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO
                                                                                Market
                         Name of Issuer                             Shares       Value
                                                                                (000's)
COMMON STOCKS-CONTINUED

Media-2.9%
   CUC International, Inc.*  ...................................     15,912   $    378
   Univision Communications, Inc.*  ............................      2,625         97
                                                                              --------
                                                                                   475
Metals and Mining-1.2%
   Minerals Technologies, Inc.  ................................      4,950        203

Miscellaneous-3.7%
   Apollo Group, Inc. - Cl. A*  ................................      1,025         34
   Sealed Air Corp.*  ..........................................      7,475        311
   Trigen Energy Corp.  ........................................      8,925        257
                                                                              --------
                                                                                   602
Photography and Related Services-0.7%
   Grand Optical Photoservice  .................................        722        117

Pollution Control Equipment and Services-2.0%
   Culligan Water Technologies, Inc.*  .........................      7,975        323

Real Estate-3.3%
   Insignia Financial Group, Inc. - Cl. A  .....................     24,350        548

Retail-22.6%
   Barnett, Inc.*  .............................................     18,300        499
   Fastenal Co.  ...............................................     24,750      1,131
   Global DirectMail Corp.*  ...................................     16,950        739
   MSC Industrial Direct Co., Inc.*  ...........................      4,000        148
   O'Reilly Automotive, Inc.*  .................................      4,400        141
   Pet Food Warehouse, Inc.*  ..................................     25,000        105
   Petco Animal Supplies, Inc.*  ...............................     24,975        518
   Viking Office Products, Inc.*  ..............................     16,850        450
                                                                              --------
                                                                                 3,731
Telecommunications-7.1%
   Cincinnati Bell, Inc.  ......................................      1,350         83
   Millicom International Cellular SA*  ........................      3,675        118
   Omnipoint Corp.*  ...........................................      8,150        157
   Paging Network, Inc.*  ......................................     45,075        687
   PriCellular Corp. - Cl. A  ..................................     10,437        120
                                                                              --------
                                                                                 1,165
Transportation-3.4%
   Wisconsin Central Transportation Corp.*  ....................     14,025        556

Water and Water Treatment Services-1.3%
   Cuno, Inc.*  ................................................     14,800        220
                                                                              --------
                                            TOTAL COMMON STOCKS-      92.4%     15,238
WARRANTS-0.1%
   Littelfuse, Inc.
     expires 12/27/01 (Cost $11) ...............................        350         14

                                                                      Par      Market
                         Name of Issuer                              Value      Value
                                                                    (000's)    (000's)
GOVERNMENT AGENCY SHORT-TERM NOTES-12.7%
   Federal Home Loan Mortgage Corp.
     6.50% due 1/02/97..........................................   $  2,100      2,100
                                                                   --------   --------
                                              TOTAL INVESTMENTS-     105.2%     17,352
                            Payables, less cash and receivables-     (5.2)%       (860)
                                                                   --------   --------
                                                     NET ASSETS-     100.0%   $ 16,492
                                                                   ========   ========

ADR-American Depository Receipt
*Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                                                Market
                         Name of Issuer                              Shares      Value
                                                                               (000's)
COMMON STOCKS

Automotive and Rubber-1.5%
   Eaton Corp.  ................................................      1,600   $    112
   Ford Motor Co.  .............................................      2,200         70
   General Motors Corp.  .......................................      1,000         56
   Genuine Parts Co.  ..........................................      1,200         53
                                                                              ---------
                                                                                   291

Banks and Finance-9.9%
   Banc One Corp.  .............................................      2,100         90
   BankBoston Corp.  ...........................................      2,100        135
   Bankers Trust New York Corp.  ...............................      1,500        129
   Chase Manhattan Corp.  ......................................      3,300        294
   Fleet Financial Group, Inc.  ................................      2,700        135
   J.P. Morgan & Co., Inc.  ....................................      2,400        234
   Mellon Bank Corp.  ..........................................      4,400        311
   Mercantile Bankshares Corp.  ................................      1,500         48
   National City Corp.  ........................................      2,800        126
   PNC Bank Corp.  .............................................      3,200        120
   Signet Banking Corp.  .......................................      2,000         62
   U.S. Bancorp  ...............................................      2,000         90
   Wells Fargo & Co.  ..........................................        700        189
                                                                              ---------
                                                                                 1,963

Building Products-0.2%
   Armstrong World Industries, Inc.  ...........................        700         49

Business Services-0.4%
   ACNielson Corp.*  ...........................................          1          0
   Dun & Bradstreet Corp.*  ....................................      3,200         76
                                                                              ---------
                                                                                    76

Chemicals-5.3%
   Betzdearborn, Inc.  .........................................      2,300        135
   Dow Chemical Co.  ...........................................      2,500        196
   E.I. du Pont de Nemours & Co.  ..............................      2,500        235
   FMC Corp.*  .................................................        600         42
   Great Lakes Chemical Corp.  .................................      2,900        136
   Lubrizol Corp.  .............................................      2,500         78
   Nalco Chemical Co.  .........................................      3,300        119
   Witco Corp.  ................................................      3,600        110
                                                                              ---------
                                                                                 1,051

Diversified Operations-4.6%
   American Brands, Inc.  ......................................      3,500        174
   Corning, Inc.  ..............................................      3,400        157
   Echelon International Corp., Inc.*  .........................        146          2
   Frontier Corp.  .............................................      3,000         68
   Lonrho plc  .................................................     18,500         40
   Minnesota Mining & Manufacturing Co.  .......................      2,100        174
   Sara Lee Corp.  .............................................      1,800         67
   Unilever NV  ................................................        900        158
   Western Resources, Inc.  ....................................      2,600         80
                                                                              ---------
                                                                                   920

EDP and Office Equipment-0.2%
   Pitney Bowes, Inc.  .........................................        800         44

Electronic and Processing Equipment-3.2%
   AMP, Inc.  ..................................................      2,000         77
   General Electric Co.  .......................................      3,600        355
   Honeywell, Inc.  ............................................      1,100         72
   Hubbell, Inc. - Cl. B  ......................................      2,900        125
                                                                              ---------
                                                                                   629

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                                                Market
                         Name of Issuer                              Shares      Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

Financial Services-2.2%
   American Express Co.  .......................................      3,100   $    175
   H & R Block, Inc.  ..........................................      4,500        131
   Student Loan Marketing Assoc.  ..............................      1,300        121
                                                                              ---------
                                                                                   427

Food, Beverage and Tobacco-7.0%
   Anheuser-Busch Cos., Inc.  ..................................      3,900        156
   Fleming Cos., Inc.  .........................................      1,100         19
   General Mills, Inc.  ........................................      4,000        253
   Grand Metropolitan plc - ADR  ...............................      2,400         76
   H.J. Heinz Co.  .............................................      4,100        147
   Kellogg Co.  ................................................      1,500         98
   McCormick & Co., Inc.  ......................................      5,500        130
   Philip Morris Cos., Inc.  ...................................      1,100        124
   Quaker Oats Co.  ............................................      5,600        214
   RJR Nabisco Holdings Corp.  .................................      1,600         54
   UST, Inc.  ..................................................      3,400        110
                                                                              ---------
                                                                                 1,381

Government Agencies-0.7%
   Federal National Mortgage Assoc.  ...........................      3,700        138

Health Products and Services-7.1%
   Abbott Laboratories  ........................................      2,900        147
   American Home Products Corp.*  ..............................      3,800        223
   Bausch & Lomb, Inc.  ........................................      3,300        116
   Baxter International, Inc.  .................................      3,100        127
   C.R. Bard, Inc.  ............................................      2,300         64
   Novartis AG*  ...............................................        137        157
   Pharmacia & Upjohn, Inc.  ...................................      5,000        198
   SmithKline Beecham plc - ADR  ...............................      2,000        136
   Warner-Lambert Co.  .........................................      3,300        247
                                                                              ---------
                                                                                 1,415

Household and Personal-0.6%
   Whirlpool Corp.  ............................................      2,600        121

Insurance-4.9%
   Alexander & Alexander Services, Inc.  .......................      3,200         56
   American General Corp.  .....................................      4,600        188
   Hilb, Rogal & Hamilton Co.  .................................      1,200         16
   Lincoln National Corp.  .....................................      1,200         63
   Provident Cos., Inc.  .......................................      1,300         63
   Safeco Corp.  ...............................................      2,100         83
   St. Paul Cos., Inc.  ........................................      2,800        164
   Travelers Group, Inc.  ......................................      4,300        195
   USF & G Corp.  ..............................................      3,100         65
   Willis Corroon Group plc  ...................................      7,100         82
                                                                              ---------
                                                                                   975

Lodging and Restaurants-0.7%
   ITT Corp.*  .................................................      3,200        139

Machinery and Equipment-0.9%
   Cooper Industries, Inc.  ....................................      3,500        147
   McDermott International, Inc.  ..............................      1,300         22
                                                                              ---------
                                                                                   169

Media-1.7%
   Dow Jones & Co., Inc.  ......................................      3,500        119
   Gannett Co., Inc.  ..........................................      1,500        112
   McGraw-Hill Cos., Inc.  .....................................      2,400        111
                                                                              ---------
                                                                                   342

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                                                Market
                         Name of Issuer                              Shares      Value
                                                                                (000's)
COMMON STOCKS-CONTINUED

Metals and Mining-1.3%
   Newmont Mining Corp.  .......................................      2,600   $    116
   Reynolds Metals Co.  ........................................      2,400        135
                                                                              ---------
                                                                                   251

Miscellaneous-0.7%
   Brown-Forman Corp. - Cl. B  .................................      2,900        133

Oils and Natural Gas Exploration and Production-10.2%
   Amoco Corp.  ................................................      1,800        145
   Atlantic Richfield Co.  .....................................      2,200        291
   British Petroleum Co. plc - ADR  ............................      1,400        198
   Chevron Corp.  ..............................................      3,100        202
   Exxon Corp.  ................................................      3,200        313
   Mobil Corp.  ................................................      1,200        147
   Repsol SA - ADR  ............................................      2,900        111
   Royal Dutch Petroleum Co.  ..................................      1,300        222
   Sun Co., Inc.  ..............................................      1,000         24
   Texaco, Inc.  ...............................................      2,400        236
   Transcanada Pipelines, Ltd.  ................................      1,100         19
   USX-Marathon Group  .........................................      4,600        110
                                                                              ---------
                                                                                 2,018

Paper and Forest Products-3.7%
   Consolidated Papers, Inc.  ..................................      1,800         88
   Georgia Pacific Corp.  ......................................      2,600        187
   International Paper Co.  ....................................      2,900        117
   James River Corp. of Virginia  ..............................      1,600         53
   Kimberly-Clark Corp.  .......................................        900         86
   Union Camp Corp.  ...........................................      4,300        205
                                                                              ---------
                                                                                   736

Photography and Related Services-0.4%
   Eastman Kodak Co.  ..........................................        900         72

Printing-0.7%
   Deluxe Corp.  ...............................................      1,400         46
   R.R. Donnelley & Sons Co.  ..................................      3,000         94
                                                                              ---------
                                                                                   140

Publications-0.7%
   Readers Digest Association, Inc. - Cl. A  ...................      3,300        133

Real Estate Development-0.1%
   Rouse Co.  ..................................................        900         29

Real Estate Investment Trust-1.7%
   Security Capital Pacific Trust  .............................        600         14
   Simon DeBartolo Group, Inc.  ................................      8,596        265
   Weingarten Realty Investors  ................................      1,300         53
                                                                              ---------
                                                                                   332

Retail-1.5%
   Hancock Fabrics, Inc.  ......................................        100          1
   J.C. Penney, Inc.  ..........................................      3,900        190
   May Department Stores Co.  ..................................      2,100         98
                                                                              ---------
                                                                                   289

Soap, Cosmetics and Personal Care-1.6%
   International Flavors & Fragrances, Inc.  ...................      4,400        198
   Tambrands, Inc.  ............................................      3,100        127
                                                                              ---------
                                                                                   325

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)
COMMON STOCKS-CONTINUED
Transportation-1.3%
   Alexander & Baldwin, Inc.  ..................................      1,600   $     40
   Conrail, Inc.  ..............................................        459         46
   GATX Corp.  .................................................      1,600         78
   Union Pacific Corp.  ........................................      1,500         90
                                                                              ---------
                                                                                   254

Utilities - Electric-6.3%
   Baltimore Gas & Electric Co.  ...............................      1,700         45
   Centerior Energy Corp.  .....................................      7,300         78
   Dominion Resources, Inc.  ...................................      3,500        135
   DQE, Inc.  ..................................................      1,300         38
   Duke Power Co.  .............................................      1,200         56
   Edison International  .......................................      2,400         48
   Entergy Corp.  ..............................................      3,700        103
   Florida Progress Corp.  .....................................      2,200         71
   GPU, Inc.  ..................................................      1,000         34
   Ohio Edison Co.  ............................................      2,000         46
   Pacific Gas & Electric Co.  .................................      3,500         74
   PacifiCorp  .................................................      6,100        125
   Peco Energy Co.  ............................................      4,800        121
   Public Services Enterprise Group, Inc.  .....................      2,600         71
   Southern Co.  ...............................................      2,000         45
   Unicom Corp.  ...............................................      5,500        149
                                                                              ---------
                                                                                 1,239

Utilities - Telecommunications-6.8%
   Alltel Corp.  ...............................................      5,800        182
   AT & T Corp.  ...............................................      5,900        256
   BCE, Inc.  ..................................................      2,800        134
   Bell Atlantic Corp.  ........................................      2,100        136
   BellSouth Corp.  ............................................      3,600        145
   GTE Corp.  ..................................................      3,200        146
   Pacific Telesis Group  ......................................      2,400         88
   SBC Communications, Inc.  ...................................      1,700         88
   Southern New England Telecommunications Corp.  ..............      1,800         70
   U.S. West Communications Group  .............................      3,300        106
                                                                              ---------
                                                                                 1,351
                                                                              ---------
                                            TOTAL COMMON STOCKS-      88.1%     17,432

                                                                      Par
                                                                     Value
                                                                    (000's)
PUBLICLY-TRADED BONDS

U.S. Governmental-2.5%
   U.S. Treasury - Notes
     6.50% due 5/31/01..........................................   $    200        202
     5.75% due 8/15/03..........................................        150        146
     7.00% due 7/15/06..........................................        150        156
                                                                              ---------
                                    TOTAL PUBLICLY-TRADED BONDS-       2.5%        504

COMMERCIAL PAPER

   Caisse D'Amortissement
     5.55% due 1/27/97..........................................        600        598
   Corporate Asset Funding Co.
     5.38% due 1/17/97..........................................        322        321

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                                      Par      Market
                         Name of Issuer                              Value      Value
                                                                    (000's)    (000's)
COMMERCIAL PAPER-CONTINUED
   Electronic Data Systems Corp.
     5.80% due 1/09/97..........................................   $    570   $    569
   KFW International Finance
     5.41% due 1/09/97..........................................        600        599
                                                                              ---------
                                         TOTAL COMMERCIAL PAPER-      10.6%      2,087

GOVERNMENT AGENCY SHORT-TERM NOTES-1.1%
   Federal Home Loan Mortgage Corp.
     5.50% due 1/09/97..........................................        221        221
                                                                    Shares
WARRANTS-0.0%
   Homestead Village, Inc.
     expires 10/29/97 (Cost $1).................................          0          0
                                                                   ---------  ---------
                                              TOTAL INVESTMENTS-     102.3%     20,244
                            Payables, less cash and receivables-     (2.3)%       (463)
                                                                   ---------  ---------
                                                     NET ASSETS-    100.0%    $ 19,781
                                                                   =========  =========

   ADR-American Depository Receipt
 *  Non-income producing security.
   See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                                                     Par
                        Name of Issuer                              Value       Value
                                                                   (000's)     (000's)
CERTIFICATES OF DEPOSIT-3.3%

Banks and Finance-3.3%
   Fuji Bank, Ltd.
     5.56% due 2/18/97.........................................   $  7,000   $   7,081

COMMERCIAL PAPER

Automotive and Rubber-3.2%
   Bridgestone/Firestone, Inc.
     6.05% due 2/13/97.........................................      1,000         993
   General Motors Acceptance Corp.
     5.44% due 4/01/97.........................................      4,000       3,946
   Yamaha Motor Finance Corp.
     5.72% due 2/14/97.........................................      2,000       1,986
                                                                             ----------
                                                                                 6,925

Banks and Finance-2.8%
   MBNA America Bank NA
     5.43% due 1/21/97.........................................      6,000       6,040

Diversified Operations-0.5%
   Mitsui & Co., Inc. USA
     5.60% due 3/04/97.........................................      1,000         990

Engineering-2.3%
   Shimizu International Finance USA
     5.52% due 3/14/97.........................................      5,000       4,945

Financial Services-63.2%
   Alpine Securitization Corp.
     5.57% due 1/15/97.........................................      3,759       3,751
   Broadway Capital Corp.
     5.60% due 2/18/97.........................................        465         462
     5.60% due 3/12/97.........................................      3,000       2,967
   BTM Capital Corp.
     5.40% due 1/27/97.........................................      5,000       4,981
     5.37% due 2/07/97.........................................      1,500       1,492
   Enterprise Funding Corp.
     5.52% due 1/27/97.........................................      7,706       7,675
   Falcon Asset Securitization
     5.32% due 1/21/97.........................................      1,348       1,344
     5.65% due 1/27/97.........................................      8,000       7,967
   First Boston Corp.
     5.33% due 1/30/97.........................................      5,000       4,979
   Goldman Sachs Group LP
     5.43% due 1/16/97.........................................      2,272       2,267
   Iris Partners LP
     5.40% due 2/04/97.........................................        500         497
     5.40% due 2/19/97.........................................      3,500       3,474
   Lehman Brothers Holdings, Inc.
     5.50% due 1/24/97.........................................      9,000       8,968
   Merrill Lynch & Co., Inc.
     5.34% due 1/27/97.........................................      3,500       3,487
     5.33% due 3/27/97.........................................      6,000       5,924
   Mitsui & Co., Ltd.
     5.36% due 1/06/97.........................................      1,000         999
   Monte Rosa Capital Corp.
     5.80% due 1/09/97.........................................      9,000       8,988
   Orix America, Inc.
     5.40% due 1/02/97.........................................        500         500
     5.60% due 2/04/97.........................................      1,448       1,440
     5.43% due 3/03/97.........................................      3,000       2,972

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                                                     Par
                        Name of Issuer                              Value        Value
                                                                   (000's)      (000's)
COMMERCIAL PAPER-CONTINUED

Financial Services-Continued
   PHH Group, Inc.
     5.35% due 1/22/97.........................................   $  8,000   $   7,975
     5.37% due 1/30/97.........................................      3,000       2,987
   Rank Xerox Capital Europe plc
     6.95% due 1/02/97.........................................      3,000       2,999
   Receivables Capital Corp.
     5.35% due 1/06/97.........................................      6,000       5,996
     5.47% due 1/17/97.........................................      3,653       3,644
   Sheffield Receivables Corp.
     5.65% due 1/21/97.........................................      1,680       1,675
   Sigma Finance Corp.
     5.65% due 1/10/97.........................................      4,000       3,994
     5.35% due 1/13/97.........................................      5,062       5,053
     5.34% due 2/03/97.........................................      1,000         995
   Smith Barney, Inc.
     6.05% due 1/03/97.........................................      4,486       4,484
   Sumitomo Corp. of America
     5.47% due 4/30/97.........................................      9,500       9,327
   Twin Towers, Inc.
     5.36% due 1/21/97.........................................      6,003       5,985
     5.39% due 1/21/97.........................................      4,505       4,492
                                                                             ----------
                                                                               134,740

Food, Beverage and Tobacco-6.2%
   American Home Food Products, Inc.
     5.55% due 2/13/97.........................................      2,736       2,718
   Coca-Cola Enterprises, Inc.
     5.34% due 2/03/97.........................................      7,000       6,966
   CPC International, Inc.
     5.30% due 4/07/97.........................................      3,700       3,648

Foreign-9.8%
   National Bank of Canada
     5.36% due 1/17/97.........................................      9,000       8,979
   Sanwa Business Credit Corp.
     5.37% due 2/07/97.........................................      5,000       4,972
   Sumitomo Bank Capital Markets
     5.43% due 1/23/97.........................................      7,000       6,977
                                                                             ----------
                                                                                20,928

Foreign Governmental-1.2%
   Kingdom of Sweden
     5.33% due 2/03/97.........................................      2,500       2,488

Machinery and Equipment-1.2%
   Dover Corp.
     5.60% due 2/07/97.........................................      2,494       2,480

Real Estate-1.2%
   U.S. Prime Property, Inc.
     5.33% due 4/22/97.........................................      2,500       2,459

Retail-4.7%
   J.C. Penney Funding Corp.
     5.42% due 2/28/97.........................................      5,054       5,010
   Sears Roebuck Acceptance Corp.
     5.33% due 2/03/97.........................................      5,000       4,976
                                                                             ----------
                                                                                 9,986
                                                                             ----------
                                        TOTAL COMMERCIAL PAPER-      96.3%     205,313
                                                                  ---------  ----------
                                             TOTAL INVESTMENTS-      99.6%     212,394
                          Cash and receivables, less purchases-       0.4%         841
                                                                  =========  ==========
                                                    NET ASSETS-     100.0%    $ 213,235
                                                                  =========  ==========

   See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)
COMMON STOCKS
Aerospace-1.0%
   Litton Industries, Inc.*  ...................................      2,200   $    105

Automotive and Rubber-3.1%
   Chrysler Corp.  .............................................      4,500        149
   Goodyear Tire & Rubber Co.  .................................      1,300         67
   LucasVarity plc - ADR*  .....................................      3,200        122
                                                                              --------
                                                                                   338

Banks and Finance-3.5%
   Bank United Corp. - Cl. A  ..................................      5,100        136
   Wells Fargo & Co.  ..........................................        900        242
                                                                              --------
                                                                                   378

Building Products-2.3%
   Del E. Webb Corp.  ..........................................      3,100         51
   USG Corp.*  .................................................      5,800        196
                                                                              --------
                                                                                   247

Business Services-1.2%
   ACNielson Corp.*  ...........................................      8,500        129

Chemicals-3.5%
   Cabot Corp.  ................................................      3,200         80
   E.I. du Pont de Nemours & Co.  ..............................      1,800        170
   IMC Global, Inc.  ...........................................      3,300        129
                                                                              --------
                                                                                   379

Computer Software and Services-0.5%
   Autodesk, Inc.  .............................................      1,900         53

Diversified Operations-0.3%
   Tele-Communications International, Inc.*  ...................      2,600         34

EDP and Office Equipment-4.2%
   Komag, Inc.*  ...............................................      5,500        149
   Seagate Technology, Inc.*  ..................................      5,000        198
   Xerox Corp.  ................................................      2,200        116
                                                                              --------
                                                                                   463

Electronic and Processing Equipment-7.8%
   Applied Materials, Inc.*  ...................................      4,500        162
   Arrow Electronics, Inc.*  ...................................      2,300        123
   KLA Instruments Corp.*  .....................................      3,500        124
   Sunstrand Corp.  ............................................      3,500        149
   Texas Instruments, Inc.  ....................................      2,900        185
   Varian Associates, Inc.  ....................................      2,100        107
                                                                              --------
                                                                                   850

Financial Services-2.6%
   Capital One Financial Corp.  ................................      3,500        126
   First USA, Inc.  ............................................      4,600        159
                                                                              --------
                                                                                   285

Food, Beverage and Tobacco-1.2%
   IBP, Inc.  ..................................................      5,500        133

Health Products and Services-3.8%
   Allegiance Corp.  ...........................................      3,100         86
   Columbia/HCA Healthcare Corp.  ..............................      4,700        192
   CVS Corp.  ..................................................      2,300         95
   Fresenius Medical Care AG - ADR*  ...........................      1,400         39
   Fresenius Medical Care AG - Pref.*  .........................      2,500          0
                                                                              --------
                                                                                   412

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares     Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

Household and Personal-0.9%
   Tupperware Corp.  ...........................................      1,900   $    102

Insurance-5.8%
   Allstate Corp.  .............................................      2,700        156
   Equitable Cos., Inc.  .......................................      4,200        103
   Exel, Ltd.  .................................................      5,100        193
   Mid Ocean, Ltd.  ............................................      1,500         79
   Progressive Corp.  ..........................................      1,500        101
                                                                              ---------
                                                                                   632

Leisure and Recreation Products and Services-4.3%
   Circus Circus Enterprises*  .................................      4,000        138
   Royal Caribbean Cruises, Ltd.  ..............................      5,400        126
   Sabre Group Holdings, Inc. - Cl. A*  ........................      7,200        201
                                                                              ---------
                                                                                   465

Lodging and Restaurants-3.5%
   Host Marriott Corp.*  .......................................      6,000         96
   La Quinta Inns, Inc.  .......................................      5,400        103
   Mirage Resorts, Inc.  .......................................      8,700        188
                                                                              ---------
                                                                                   387

Machinery and Equipment-0.8%
   Mark IV Industries, Inc.  ...................................      4,000         91

Media-7.8%
   Comcast Corp. - Cl. A  ......................................     11,327        202
   E.W. Scripps Co. - Cl. A  ...................................      3,200        112
   Evergreen Media Corp.  ......................................      5,000        125
   Knight-Ridder, Inc.  ........................................      4,600        176
   Time Warner, Inc. - Debs.  ..................................      4,000        150
   Young Broadcasting Corp.*  ..................................      3,000         88
                                                                              ---------
                                                                                   853

Metals and Mining-1.2%
   AK Steel Holding Corp.  .....................................      3,400        135

Miscellaneous-2.4%
   Millipore Corp.  ............................................      1,900         79
   Owens-Illinois, Inc.*  ......................................      8,000        182
                                                                              ---------
                                                                                   261

Oils and Natural Gas Equipment and Services-1.5%
   Tidewater, Inc.  ............................................      3,700        167

Oils and Natural Gas Exploration and Production-5.8%
   Amerada Hess Corp.  .........................................      1,500         87
   Gulf Canada Resources, Ltd.*  ...............................     17,600        130
   Noble Affiliates, Inc.  .....................................      1,500         72
   Tejas Gas Corp.*  ...........................................      2,500        119
   Union Pacific Resources Group, Inc.  ........................      4,493        131
   United Meridian Corp.*  .....................................      1,900         98
                                                                              ---------
                                                                                   637

Paper and Forest Products-1.9%
   Consolidated Papers, Inc.  ..................................      1,400         69
   Fort Howard Corp.*  .........................................      5,000        138
                                                                              ---------
                                                                                   207

Retail-7.6%
   Footstar, Inc.*  ............................................          1          0
   Harcourt General, Inc.  .....................................      3,000        138
   Nordstrom, Inc.  ............................................      2,500         89
   Price/Costco, Inc.*  ........................................     11,900        298

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)
COMMON STOCKS-CONTINUED
Retail-Continued
   Revco D.S., Inc.*  ..........................................      4,500   $    167
   Wal-Mart Stores, Inc.  ......................................      6,000        137
                                                                              ---------
                                                                                   829

Telecommunications-1.8%
   Airtouch Communications, Inc.*  .............................      3,800         96
   Loral Space & Communications*  ..............................      5,600        103
                                                                              ---------
                                                                                   199

Transportation-2.9%
   Burlington Northern Santa Fe  ...............................      1,500        130
   Continental Airlines, Inc.*  ................................      3,300         93
   Union Pacific Corp.  ........................................      1,500         90
                                                                              ---------
                                                                                   313
                                                                              ---------
                                            TOTAL COMMON STOCKS-      83.2%      9,084

                                                                      Par
                                                                     Value
                                                                    (000's)

SHORT-TERM INVESTMENTS-16.2%
Investment in joint trading account (Note B)
     6.343% due 1/02/97.........................................   $  1,772      1,772
                                                                   ---------  ---------
                                              TOTAL INVESTMENTS-      99.4%     10,856
                            Cash and receivables, less payables-       0.6%         70
                                                                   ---------  ---------
                                                     NET ASSETS-    100.0%    $ 10,926
                                                                   =========  =========

ADR-American Depository Receipt
*Non-income producing security.
See notes to financial statement.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SPECIAL OPPORTUNITIES PORTFOLIO

                                                                              Market
                        Name of Issuer                            Shares       Value
                                                                              (000's)
COMMON STOCKS
Construction and Real Estate-10.7%
    Construction-0.4%
      Champion Enterprises, Inc.*  ...........................      39,000   $     761

    Real Estate-1.4%
      Arden Realty Group, Inc.  ..............................     100,000       2,775

    Real Estate Investment Trust-8.9%
      Apartment Investment & Management Co.  .................      76,000       2,147
      Beacon Properties Corp.  ...............................      50,000       1,831
      Cali Realty Corp.  .....................................      32,000         988
      Patriot American Hospitality, Inc.  ....................      37,000       1,596
      Prentiss Properties Trust*  ............................     124,500       3,113
      Reckson Associates Realty Corp.  .......................      31,000       1,310
      Spieker Properties, Inc.  ..............................      26,000         936
      Starwood Lodging Trust  ................................      97,500       5,374
                                                                             ----------
                                                                                17,295

Consumer Goods and Services-2.4%
    Food, Beverage and Tobacco-2.4%
      Flowers Industries, Inc.  ..............................      37,000         796
      Grupo Industrial Maseca SA de CV  ......................      46,000         880
      Northland Cranberries, Inc. - Cl. A  ...................      62,000       1,426
      Pioneer Hi-Bred International, Inc.  ...................      15,500       1,085
      Smithfield Foods, Inc.*  ...............................      13,500         513
                                                                             ----------
                                                                                 4,700

Defense and Aerospace-1.8%
    Aerospace-1.8%
      AAR Corp.  .............................................      17,000         514
      Tracor, Inc.*  .........................................     142,000       3,018
                                                                             ----------
                                                                                 3,532

Diversified and Miscellaneous-1.8%
    Miscellaneous-1.8%
      Catalina Marketing Corp.*  .............................      17,000   $     937
      Dekalb Genetics Corp.  .................................      42,500       2,168
      Firearms Training Systems, Inc.*  ......................      38,000         447
      Mycogen Corp.  .........................................      44,000         946
                                                                             ----------
                                                                                 3,552

Energy-43.3%
    Electronic and Processing Equipment-0.5%
      Jack Henry & Associates, Inc.  .........................      24,000         858


    Oils and Natural Gas Equipment and Services-25.1%
      Benton Oil & Gas Co.  ..................................     142,000       3,213
      BJ Services Co.*  ......................................      10,500         536
      Chesapeake Energy Corp.  ...............................      37,000       2,058
      Cooper Cameron Corp.*  .................................      12,000         918
      Diamond Offshore Drilling, Inc.  .......................      68,000       3,876
      Energy Ventures, Inc.*  ................................      94,800       4,822
      ENSCO International, Inc.  .............................     100,000       4,849
      Falcon Drilling Co., Inc.  .............................     126,000       4,945
      Flores & Rucks, Inc.  ..................................      51,000       2,716
      Global Marine, Inc.  ...................................     250,500       5,166
      Nabors Industries, Inc.  ...............................      36,000         693
      Petroleum Geo-Services ASA*  ...........................      96,000       3,744
      Reading & Bates Corp.  .................................     129,500       3,432
      Smith International, Inc.*  ............................     116,900       5,245
      Tuboscope Vetco International Corp.*  ..................     162,000       2,511
                                                                             ----------
                                                                                48,724

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
SPECIAL OPPORTUNITIES PORTFOLIO

                                                                              Market
                        Name of Issuer                            Shares       Value
                                                                              (000's)
COMMON STOCKS-CONTINUED
    Oils and Natural Gas Exploration and Production-17.7%
      Abacan Resource Corp.*  ................................     173,000   $   1,503
      Barrett Resources Corp.*  ..............................      68,700       2,928
      Canadian Natural Resources, Ltd.*  .....................     151,000       4,146
      Forcenergy Gas Exploration, Inc.  ......................     120,000       4,350
      Helmerich & Payne, Inc.  ...............................      52,000       2,711
      Newfield Exploration Co.  ..............................      70,000       1,820
      NGC Corp.  .............................................      18,900         439
      Noble Drilling Corp.*  .................................     196,000       3,896
      Nuevo Energy Co.  ......................................      96,500       5,017
      Tosco Corp.  ...........................................      60,000       4,747
      Vintage Petroleum, Inc.  ...............................      80,800       2,788
                                                                             ----------
                                                                                34,345

Environmental-0.5%

    Pollution Control Equipment and Services-0.5%
      Philip Environmental, Inc.*  ...........................      68,000         986

Financial Services-6.6%
    Business Services-1.0%
      Whittman-Hart, Inc.*  ..................................      76,000       1,948


    Financial Services-3.0%
      Alex. Brown, Inc.  .....................................       8,000         580
      Amresco, Inc.*  ........................................     154,600       4,136
      Newcourt Credit Group, Inc.  ...........................      33,500       1,157
                                                                             ----------
                                                                                 5,873

    Insurance-2.6%
      AFLAC, Inc.  ...........................................      12,000         513
      Progressive Corp.  .....................................      10,000         674
      SunAmerica, Inc.  ......................................      85,000       3,772
                                                                             ----------
                                                                                 4,959

Health Care-0.4%

    Health Products and Services-0.4%
      Safeskin Corp.*  .......................................      14,400         702

Leisure and Entertainment-1.7%

    Leisure and Recreation Products and Services-1.3%
      Coachmen Industries, Inc.  .............................      76,100       2,159
      Electronic Arts, Inc.*  ................................      13,000         389
                                                                             ----------
                                                                                 2,548

    Media-0.4%
      Univision Communications, Inc.*  .......................      22,000         814

Machinery and Equipment-1.7%

    Machinery and Equipment-1.7%
      Harnischfeger Industries, Inc.  ........................      42,000       2,021
      Prime Service, Inc.*  ..................................      49,000       1,348
                                                                             ----------
                                                                                 3,369

Precious Metals-10.8%

    Metals and Mining-10.8%
      Aurora Gold, Ltd.*  ....................................     280,100         534
      Bema Gold Corp.*  ......................................     182,000       1,081
      Coeur D'Alene Mines Corp.  .............................      72,500       1,097
      Euro-Nevada Mining Corp.  ..............................     103,500       3,091
      Getchell Gold Corp.*  ..................................      17,000         652
      Greenstone Resources, Ltd.*  ...........................      21,000         247
      Oregon Metallurgical Corp.*  ...........................      76,500       2,467
      Precision Castparts Corp.  .............................      38,000       1,886
      RMI Titanium Co.*  .....................................     128,000       3,600
      Titanium Metals Corp.*  ................................     145,000       4,766
      Wyman-Gordon Co.  ......................................      70,000       1,558
                                                                             ----------
                                                                                20,979

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
SPECIAL OPPORTUNITIES PORTFOLIO

                                                                              Market
                        Name of Issuer                            Shares       Value
                                                                              (000's)
COMMON STOCKS-CONTINUED
Retailing-1.0%
    Retail-1.0%
      Quality Food Centers, Inc.*  ...........................      55,000   $   1,856

Technology-7.6%
    Computer Software and Services-4.1%
      BMC Software, Inc.*  ...................................      26,500       1,096
      McAfee Associates, Inc.  ...............................      17,250         759
      Netscape Communications Corp.  .........................      50,000       2,844
      Peoplesoft, Inc.  ......................................      17,000         815
      Scopus Technology, Inc.*  ..............................      38,000       1,767
      Sykes Enterprises, Inc.*  ..............................      17,000         638
                                                                             ----------
                                                                                 7,919

    Electronic and Processing Equipment-1.3%
      Adaptec, Inc.*  ........................................      11,000         440
      Altera Corp.*  .........................................       7,000         509
      Gateway 2000, Inc.*  ...................................      31,500       1,687
                                                                             ----------
                                                                                 2,636

    Telecommunications-2.2%
      Cincinnati Bell, Inc.  .................................      14,000         863
      Loral Space & Communications*  .........................     124,000       2,279
      Tadiran Telecommunications, Ltd.  ......................      50,000       1,119
                                                                             ----------
                                                                                 4,261

    Transportation-0.4%

       Transportation-0.4%
         Wisconsin Central Transportation Corp.*  ...............   18,000   $     713
                                                                             ----------
                                           TOTAL COMMON STOCKS-      91.2%     177,051

                                                                     Par
                                                                    Value
                                                                   (000's)
JOINT REPURCHASE AGREEMENT-11.3%
    Investment in joint repurchase agreement with Lehman
    Brothers dated 12/31/96 6.70% due 1/02/97 with a maturity
    value of $21,835(a).......................................   $  21,829      21,833
                                                                 ----------  ----------
                                            TOTAL INVESTMENTS-      102.5%     198,884
                          Payables, less cash and receivables-      (2.5)%      (4,776)

                                                                 ----------  ----------
                                                   NET ASSETS-     100.0%    $ 194,108
                                                                 ==========  ==========

*    Non-income producing security.
(a) The repurchase agreement, dated 12/31/96, is fully collateralized by U.S. government obligations based on market prices at the date of the purchase. The investment in repurchase agreement is through participation in a joint account with other portfolios advised by John Hancock. (See Note B)
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
REAL ESTATE EQUITY PORTFOLIO

                                                                              Market
                        Name of Issuer                            Shares       Value
                                                                              (000's)

COMMON STOCKS
Lodging and Restaurants-3.7%

   Homestead Village, Inc.*  .................................      17,022   $     306
   Host Marriott Corp.*  .....................................     340,000       5,439
                                                                             ---------
                                                                                 5,745

Real Estate Development-5.5%

   Catellus Development Corp.*  ..............................     165,000       1,877
   Highwood Properties, Inc.  ................................      85,000       2,869
   Rouse Co.  ................................................     110,000       3,493
                                                                             ---------
                                                                                 8,239

Real Estate Investment Trust-87.0%

   AMLI Residential Properties Trust  ........................     155,000       3,623
   Avalon Properties, Inc.  ..................................     115,000       3,306
   Bay Apartment Communities, Inc.  ..........................      65,000       2,340
   Bradley Real Estate, Inc.  ................................     175,000       3,150
   BRE Properties, Inc.  .....................................     152,000       3,762
   Burnham Pacific Properties, Inc.  .........................     190,000       2,850
   Cali Realty Corp.  ........................................      85,000       2,624
   Camden Property Trust  ....................................     120,000       3,435
   Carr Realty Corp.  ........................................     150,000       4,388
   Centerpoint Properties Corp.  .............................      75,000       2,456
   Developers Diversified Realty Corp.  ......................     110,000       4,084
   Duke Realty Investments, Inc.  ............................      83,000       3,196
   Equity Residential Properties Trust  ......................      50,000       2,063
   Evans Withycombe Residential, Inc.  .......................      95,000       1,995
   Federal Realty Investment Trust  ..........................     135,000       3,662
   Glimcher Realty Trust  ....................................     170,000       3,740
   Horizon Group, Inc.  ......................................      55,000       1,093
   JDN Realty Corp.  .........................................     135,000       3,729
   JP Realty, Inc.  ..........................................     140,000       3,623
   Kimco Realty Corp.  .......................................      90,000       3,139
   Liberty Property Trust  ...................................     180,000       4,635
   MGI Properties, Inc.  .....................................     160,000       3,520
   Oasis Residential, Inc.  ..................................     155,000       3,526
   Pacific Gulf Properties, Inc.  ............................     150,000       2,925
   Patriot American Hospitality, Inc.  .......................     110,000       4,743
   Pennsylvania Real Estate Investment Trust  ................      75,000       1,828
   Post Properties, Inc.  ....................................      95,000       3,824
   Prentiss Properties Trust*  ...............................      85,000       2,125
   Regency Realty Corp.  .....................................      35,000         919
   RFS Hotel Investors, Inc.  ................................     105,000       2,061
   ROC Communiities, Inc.  ...................................     135,000       3,746
   Security Capital Industrial Trust  ........................     148,638       3,177
   Security Capital Pacific Trust  ...........................     135,428       3,098
   Simon DeBartolo Group, Inc.  ..............................     155,000       4,804
   South West Property Trust, Inc.  ..........................     220,000       3,713
   Sovran Self Storage, Inc.  ................................     105,000       3,281
   Storage USA, Inc.  ........................................     105,000       3,951
   Sun Communities, Inc.  ....................................     115,000       3,968
   United Dominion Realty Trust  .............................     210,000       3,255
   Weeks Corp.  ..............................................      65,000       2,161
   Western Investment Real Estate Trust  .....................     180,000       2,340
   Winston Hotels, Inc.  .....................................     115,000       1,567
                                                                             ---------
                                                                               131,425
                                                                             ---------
                                          TOTAL COMMON STOCKS-       96.2%     145,409


WARRANTS-0.0%
   Homestead Village, Inc.

     expires 10/29/97.........................................           0           0

                                                                    Par
                                                                   Value
                                                                   (000's)
SHORT-TERM INVESTMENTS-3.3% Investment in joint trading account (Note B)

     6.343% due 1/02/97.......................................   $   4,890       4,891
                                                                 ---------   ---------
                                            TOTAL INVESTMENTS-       99.5%     150,300
                          Cash and receivables, less payables-        0.5%         805
                                                                 ---------   ---------
                                                   NET ASSETS-     100.0%    $ 151,105
                                                                 =========   =========

   * Non-income producing security.
   See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                             Market

                      Name of Issuer                            Shares        Value
                                                                             (000's)

COMMON STOCKS
Aerospace-3.7%
   Boeing Co.  ............................................      146,300   $    15,563
   Lockheed Martin Corp.  .................................      231,544        21,186
   McDonnell Douglas Corp.  ...............................       22,800         1,459
   United Technologies Corp.  .............................      565,400        37,316
                                                                           ------------
                                                                                75,524

Automotive and Rubber-2.0%
   Chrysler Corp.  ........................................      291,800         9,629
   Dana Corp.  ............................................      283,100         9,236
   Ford Motor Co.  ........................................       96,700         3,082
   General Motors Corp.  ..................................      306,900        17,110
   Goodyear Tire & Rubber Co.  ............................       39,600         2,034
                                                                           ------------
                                                                                41,091

Banks and Finance-4.7%
   Banc One Corp.  ........................................      228,200         9,813
   BankBoston Corp.  ......................................       19,100         1,227
   BankAmerica Corp.  .....................................      207,600        20,708
   Chase Manhattan Corp.  .................................      328,600        29,328
   First Bank System, Inc.  ...............................      152,400        10,401
   Fleet Financial Group, Inc.  ...........................      282,300        14,080
   NationsBank Corp.  .....................................      111,900        10,938
                                                                           ------------
                                                                                96,495

Building Products-0.3%
   Masco Corp.  ...........................................      181,800         6,545

Chemicals-4.8%
   E.I. du Pont de Nemours & Co.  .........................      393,500        37,137
   Ethyl Corp.  ...........................................      478,900         4,609
   Hercules, Inc.  ........................................      103,600         4,481
   Monsanto Co.  ..........................................      420,400        16,343
   Morton International, Inc.  ............................      348,200        14,189
   PPG Industries, Inc.  ..................................      246,800        13,852
   Praxair, Inc.  .........................................      127,700         5,890
   Rohm & Haas Co.  .......................................       21,500         1,755
                                                                           ------------
                                                                                98,256

Computer Software and Services-1.9%
   Adobe Systems, Inc.  ...................................       77,000         2,878
   Autodesk, Inc.  ........................................       22,400           627
   Computer Associates International, Inc.  ...............      261,100        12,990
   Electronic Data Systems Corp.  .........................       91,600         3,962
   Microsoft Corp.*  ......................................      203,400        16,806
   Policy Management Systems Corp.*  ......................       30,000         1,384
                                                                           ------------
                                                                                38,647

Diversified Operations-2.9%
   B.F. Goodrich Co.  .....................................      105,200         4,261
   Canadian Pacific, Ltd.  ................................      120,500         3,193
   Echelon International Corp., Inc.*  ....................       25,620           400
   Minnesota Mining & Manufacturing Co.  ..................       63,300         5,246
   Ogden Corp.  ...........................................      122,568         2,298
   Raychem Corp.  .........................................       53,600         4,295
   Tenneco, Inc.*  ........................................      164,700         7,432
   Textron, Inc.  .........................................      114,600        10,801
   Trinity Industries, Inc.  ..............................      115,300         4,324
   Unilever NV  ...........................................       42,900         7,518
   Whitman Corp.  .........................................      458,000        10,477
                                                                           ------------
                                                                                60,245


JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                               Market
                      Name of Issuer                              Shares        Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

EDP and Office Equipment-4.1%
   Alco Standard Corp.  ...................................       85,100   $     4,393
   Compaq Computer Corp.*  ................................      113,400         8,420
   Dell Computer Corp.*  ..................................       71,200         3,783
   IBM Corp.  .............................................      297,000        44,847
   Komag, Inc.*  ..........................................      135,100         3,665
   Pitney Bowes, Inc.  ....................................      244,300        13,314
   Tandem Computers, Inc.*  ...............................      108,700         1,495
   Xerox Corp.  ...........................................       76,500         4,026
                                                                           ------------
                                                                                83,943

Electronic and Processing Equipment-7.6%
   Analog Devices, Inc.*  .................................       52,400         1,775
   General Electric Co.  ..................................      682,200        67,453
   General Instrument Corp.*  .............................      185,600         4,014
   General Signal Corp.  ..................................       55,600         2,377
   Hewlett-Packard Co.  ...................................      456,500        22,939
   Honeywell, Inc.  .......................................      132,500         8,712
   Imation Corp.*  ........................................       61,700         1,735
   Intel Corp.  ...........................................      331,200        43,367
   Tektronix, Inc.  .......................................       51,500         2,639
   Thomas & Betts Corp.  ..................................       15,600           692
                                                                           ------------
                                                                               155,703

Financial Services-2.9%
   American Express Co.  ..................................      321,100        18,142
   Dean Witter Discover & Co.  ............................      295,000        19,544
   First Chicago NBD Corp.  ...............................      338,400        18,189
   Providian Corp.  .......................................       62,100         3,190
                                                                           ------------
                                                                                59,065
Food, Beverage and Tobacco-3.9%
   Albertsons, Inc.  ......................................      308,900        11,005
   ConAgra, Inc.  .........................................      265,400        13,204
   Flowers Industries, Inc.  ..............................      258,300         5,553
   Philip Morris Cos., Inc.  ..............................      319,100        35,939
   Universal Foods Corp.  .................................      233,900         8,245
   UST, Inc.  .............................................      210,500         6,815
                                                                           ------------
                                                                                80,761

Governmental-0.5%
   Federal National Mortgage Assoc.  ......................      270,200        10,065

Health Products and Services-10.9%
   Abbott Laboratories  ...................................      529,000        26,847
   Alza Corp.*  ...........................................      168,500         4,360
   Amgen, Inc.*  ..........................................      141,200         7,678
   Becton, Dickinson & Co.  ...............................      169,900         7,369
   Bristol-Myers Squibb Co.  ..............................      122,900        13,365
   Columbia/HCA Healthcare Corp.  .........................      284,550        11,595
   Glaxo Wellcome plc - ADR  ..............................       96,700         3,070
   Guidant Corp.  .........................................       86,500         4,931
   Health Management Assoc., Inc. - Cl. A*  ...............       36,843           829
   HEALTHSOUTH Corp.*  ....................................       99,000         3,824
   Hillenbrand Industries, Inc.  ..........................      134,900         4,890
   Johnson & Johnson  .....................................      802,600        39,929
   Mallinckrodt, Inc.  ....................................      190,400         8,401
   Medtronic, Inc.  .......................................       40,500         2,754
   Merck & Co., Inc.  .....................................      481,100        38,127
   Pfizer, Inc.  ..........................................      225,300        18,672
   Pharmacia & Upjohn, Inc.  ..............................      199,300         7,897
   Schering-Plough Corp.  .................................      159,500        10,328

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                             Market

                      Name of Issuer                            Shares        Value
                                                                             (000's)

COMMON STOCKS-CONTINUED
Health Products and Services-Continued
   United Healthcare Corp.  ...............................       88,900   $     4,000
   Vencor, Inc.*  .........................................       43,200         1,366
   Warner-Lambert Co.  ....................................       47,700         3,578
                                                                           ------------
                                                                               223,810

Household and Personal-1.6%
   Avon Products, Inc.  ...................................       40,400         2,308
   Gillette Co.  ..........................................      394,900        30,703
                                                                           ------------
                                                                                33,011

Insurance-5.9%
   American International Group, Inc.  ....................      144,500        15,642
   Cigna Corp.  ...........................................      224,400        30,659
   Equitable Cos., Inc.  ..................................       45,000         1,108
   General Re Corp.  ......................................      183,200        28,900
   ITT Hartford Group, Inc.  ..............................      308,400        20,817
   Marsh & McLennan Cos., Inc.  ...........................      216,900        22,558
                                                                           ------------
                                                                               119,684

Leisure and Recreation Products and Services-1.0%
   The Walt Disney Co.  ...................................      278,100        19,363

Lodging and Restaurants-1.3%
   HFS, Inc.*  ............................................      114,400         6,835
   Hilton Hotels Corp.  ...................................      284,400         7,430
   ITT Corp.*  ............................................      147,300         6,389
   Outback Steakhouse, Inc.*  .............................       98,300         2,630
   Wendy's International, Inc.  ...........................      174,800         3,583
                                                                           ------------
                                                                                26,867

Machinery and Equipment-1.8%
   Caterpillar, Inc.  .....................................       93,900         7,066
   Cooper Industries, Inc.  ...............................      348,700        14,689
   Dover Corp.  ...........................................       43,000         2,161
   Ingersoll-Rand Co.  ....................................       41,900         1,865
   Perkin-Elmer Corp.  ....................................      175,000        10,303
                                                                           ------------
                                                                                36,084

Media-0.6%
   McGraw-Hill Cos., Inc.  ................................      280,100        12,920

Metals and Mining-0.1%
   Precision Castparts Corp.  .............................       34,600         1,717

Miscellaneous-1.6%
   American Greetings Corp. - Cl. A  ......................      191,300         5,428
   Avery Dennison Corp.  ..................................      336,200        11,893
   Crown Cork & Seal Co., Inc.  ...........................       81,500         4,432
   Fleetwood Enterprises, Inc.  ...........................      146,300         4,023
   Millipore Corp.  .......................................      179,800         7,439
                                                                           ------------
                                                                                33,215

Oils and Natural Gas Equipment and Services-0.8%
   Baker Hughes, Inc.  ....................................      165,200         5,699
   Dresser Industries, Inc.  ..............................      153,900         4,771
   Halliburton Co.  .......................................       30,000         1,808
   Rowan Cos., Inc.*  .....................................      136,100         3,079
                                                                           ------------
                                                                                15,357

Oils and Natural Gas Exploration and Production-10.5%
   Amoco Corp.  ...........................................       66,100         5,321
   Anadarko Petroleum Corp.  ..............................      151,000         9,777
   Atlantic Richfield Co.  ................................      378,900        50,204
   British Petroleum Co. plc - ADR  .......................       49,800         7,041

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                             Market
                      Name of Issuer                            Shares        Value
                                                                             (000's)

COMMON STOCKS-CONTINUED
Oils and Natural Gas Exploration and Production-Continued
   Chevron Corp.  .........................................      338,900   $    22,029
   Consolidated Natural Gas Co.  ..........................      159,600         8,818
   Imperial Oil, Ltd.  ....................................      271,500        12,761
   Kerr-McGee Corp.  ......................................      166,600        11,995
   Mobil Corp.  ...........................................       75,100         9,181
   PanEnergy Corp.  .......................................      380,200        17,109
   Phillips Petroleum Co.  ................................      489,300        21,652
   Texaco, Inc.  ..........................................      268,600        26,356
   Unocal Corp.  ..........................................      321,900        13,077
                                                                           ------------
                                                                               215,320
Paper and Forest Products-1.0%
   Kimberly-Clark Corp.  ..................................      168,100        16,012
   Mead Corp.  ............................................       37,700         2,191
   Westvaco Corp.  ........................................      100,500         2,889
                                                                           ------------
                                                                                21,092
Photography and Related Services-1.4%
   Eastman Kodak Co.  .....................................      358,100        28,738

Pollution Control Equipment and Services-0.2%
   Wheelabrator Technologies, Inc.  .......................      305,000         4,956

Retail-7.5%
   American Stores Co.  ...................................       90,800         3,711
   Dayton-Hudson Corp.  ...................................      147,800         5,801
   Federated Department Stores, Inc.*  ....................      399,200        13,623
   Fruit of the Loom, Inc. - Cl. A*  ......................      103,800         3,931
   Gap, Inc.  .............................................      235,100         7,082
   Home Depot, Inc.  ......................................      558,000        27,970
   Liz Claiborne, Inc.  ...................................      101,200         3,909
   Lowe's Cos., Inc.  .....................................      148,900         5,286
   Nike, Inc. - Cl. B  ....................................      188,400        11,257
   Nine West Group, Inc.*  ................................      194,100         9,001
   Price/Costco, Inc.*  ...................................      361,800         9,090
   Staples, Inc.*  ........................................      524,300         9,470
   Toys "R" Us, Inc.*  ....................................      351,400        10,542
   Wal-Mart Stores, Inc.  .................................    1,061,600        24,284
   Warnaco Group, Inc. - Cl. A  ...........................      271,600         8,046
                                                                           ------------
                                                                               153,003
Telecommunications-1.4%
   British Telecommunications plc - ADR  ..................      195,100        13,389
   Lucent Technologies, Inc.  .............................      248,485        11,492
   Scientific-Atlanta, Inc.  ..............................      202,000         3,030
                                                                           ------------
                                                                                27,911
Transportation-1.4%
   CSX Corp.  .............................................      215,200         9,092
   Norfolk Southern Corp.  ................................      162,700        14,236
   Southwest Airlines Co.  ................................      143,900         3,184
   Union Pacific Corp.  ...................................       36,700         2,207
                                                                           ------------
                                                                                28,719
Utilities - Electric-3.7%
   Cinergy Corp.  .........................................        9,600           320
   DQE, Inc.  .............................................      165,200         4,791
   Entergy Corp.  .........................................      803,400        22,294
   Florida Progress Corp.  ................................      384,300        12,394
   Hawaiian Electric Industries, Inc.  ....................      140,300         5,068
   Idaho Power Co.  .......................................       82,300         2,562
   Southern Co.  ..........................................       94,000         2,127

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                               Market
                      Name of Issuer                            Shares          Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

Utilities - Electric-Continued
   Texas Utilities Co.  ...................................      433,200   $    17,653
   Unicom Corp.  ..........................................      337,600         9,157
                                                                           ------------
                                                                                76,366

Utilities - Gas-0.1%
   Nicor, Inc.  ...........................................       39,900         1,426

Utilities - Telecommunications-5.7%
   AT&T Corp.  ............................................    1,470,900        63,984
   Bell Atlantic Corp.  ...................................       27,200         1,761
   BellSouth Corp.  .......................................      392,300        15,839
   GTE Corp.  .............................................      572,800        26,062
   SBC Communications, Inc.  ..............................      191,300         9,900
                                                                           ------------
                                                                               117,546
                                                                           ------------
                                       TOTAL COMMON STOCKS-        97.8%     2,003,446
                                                                  Par
                                                                 Value
                                                                (000's)
SHORT-TERM INVESTMENTS-2.0%
   Investment in joint trading account (Note B)
     6.343% due 1/02/97....................................   $   39,994        40,001
                                                              -----------  ------------
                                         TOTAL INVESTMENTS-        99.8%     2,043,447
                       Cash and receivables, less payables-         0.2%         4,480
                                                              -----------  ------------
                                                NET ASSETS-       100.0%   $ 2,047,927
                                                              ===========  ============

ADR-American Depository Receipt
* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                             Market
                       Name of Issuer                            Shares       Value
                                                                             (000's)
COMMON STOCKS

Aerospace-1.4%
   Boeing Co.  .............................................      80,900   $     8,606
   Lockheed Martin Corp.  ..................................      87,364         7,994
   United Technologies Corp.  ..............................     273,700        18,064
                                                                           ------------
                                                                                34,664

Automotive and Rubber-1.2%
   Chrysler Corp.  .........................................     250,800         8,276
   Dana Corp.  .............................................      86,700         2,829
   Ford Motor Co.  .........................................     151,700         4,835
   General Motors Corp.  ...................................     147,900         8,245
   Goodyear Tire & Rubber Co.  .............................      96,400         4,953
                                                                           ------------
                                                                                29,138

Banks and Finance-2.3%
   Banc One Corp.  .........................................     114,170         4,909
   BankBoston Corp.  .......................................       9,000           578
   BankAmerica Corp.  ......................................      97,000         9,676
   Barnett Banks, Inc.  ....................................      74,600         3,068
   Chase Manhattan Corp.  ..................................     144,600        12,906
   First Bank System, Inc.  ................................      75,000         5,119
   First Union Corp.  ......................................       9,500           703
   Fleet Financial Group, Inc.  ............................     120,000         5,985
   NationsBank Corp.  ......................................      84,500         8,260
   Norwest Corp.  ..........................................     101,000         4,394
                                                                           ------------
                                                                                55,598

Building Products-0.2%
   Fleetwood Enterprises, Inc.  ............................      56,800         1,562
   Masco Corp.  ............................................      84,500         3,042
                                                                           ------------
                                                                                 4,604
Chemicals-1.8%
   E.I. du Pont de Nemours & Co.  ..........................     160,400        15,138
   Ethyl Corp.  ............................................     266,000         2,560
   Monsanto Co.  ...........................................     202,900         7,888
   Morton International, Inc.  .............................     126,200         5,143
   PPG Industries, Inc.  ...................................     150,300         8,436
   Praxair, Inc.  ..........................................      45,100         2,080
   Rohm & Haas Co.  ........................................       9,400           767
                                                                           ------------
                                                                                42,012

Computer Software and Services-1.0%
   Adobe Systems, Inc.  ....................................      37,900         1,417
   Computer Associates International, Inc.  ................     123,600         6,149
   Electronic Data Systems Corp.  ..........................      47,700         2,063
   Microsoft Corp.*  .......................................     147,400        12,179
   Policy Management Systems Corp.*  .......................      71,200         3,284
                                                                           ------------
                                                                                25,092

Diversified Operations-1.1%
   B.F. Goodrich Co.  ......................................      55,100         2,232
   Canadian Pacific, Ltd.  .................................      28,100           745
   Echelon International Corp., Inc.*  .....................       9,280           145
   Illinois Tool Works, Inc.  ..............................      17,000         1,358
   Raychem Corp.  ..........................................      67,900         5,440
   Tenneco, Inc.  ..........................................      16,000           722
   Textron, Inc.  ..........................................      58,500         5,514
   Trinity Industries, Inc.  ...............................      45,700         1,714
   Unilever NV  ............................................      49,000         8,587
                                                                           ------------
                                                                                26,457

EDP and Office Equipment-1.6%
   Compaq Computer Corp.*  .................................      65,600         4,871

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                             Market
                       Name of Issuer                            Shares       Value
                                                                             (000's)
COMMON STOCKS-CONTINUED
EDP and Office Equipment-Continued
   Dell Computer Corp.*  ...................................      33,100   $     1,758
   IBM Corp.  ..............................................     137,100        20,702
   Komag, Inc.*  ...........................................      67,200         1,823
   Pitney Bowes, Inc.  .....................................      78,400         4,273
   Stratus Computer, Inc.*  ................................      49,100         1,338
   Tandem Computers, Inc.*  ................................      67,200           924
   Xerox Corp.  ............................................      48,000         2,526
                                                                           ------------
                                                                                38,215
Electronic and Processing Equipment-3.6%
   Analog Devices, Inc.*  ..................................      15,450           523
   General Electric Co.  ...................................     346,500        34,259
   General Signal Corp.  ...................................      80,800         3,454
   Hewlett-Packard Co.  ....................................     222,700        11,191
   Honeywell, Inc.  ........................................      74,100         4,872
   Imation Corp.*  .........................................      31,600           889
   Intel Corp.  ............................................     195,700        25,623
   Mentor Graphics Corp.*  .................................     113,400         1,106
   Thomas & Betts Corp.  ...................................      89,700         3,980
                                                                           ------------
                                                                                85,897
Financial Services-1.0%
   American Express Co.  ...................................     205,700        11,622
   Dean Witter Discover & Co.  .............................     132,300         8,765
   First Chicago NBD Corp.  ................................      54,300         2,919
                                                                           ------------
                                                                                23,306
Food, Beverage and Tobacco-2.0%
   Albertsons, Inc.  .......................................      33,200         1,183
   Anheuser-Busch Cos., Inc.  ..............................      50,200         2,008
   ConAgra, Inc.  ..........................................     130,100         6,472
   Flowers Industries, Inc.  ...............................      73,700         1,585
   Philip Morris Cos., Inc.  ...............................     196,600        22,142
   Universal Foods Corp.  ..................................     221,200         7,797
   UST, Inc.  ..............................................     174,500         5,649
                                                                           ------------
                                                                                46,836
Government Agencies-0.2%
   Federal National Mortgage Assoc.  .......................     138,300         5,152

Health Products and Services-4.9%
   Abbott Laboratories  ....................................     261,900        13,291
   Alza Corp.*  ............................................      79,800         2,065
   American Home Products Corp.*  ..........................      54,000         3,166
   Amgen, Inc.*  ...........................................      70,800         3,850
   Becton, Dickinson & Co.  ................................      85,800         3,722
   Bristol-Myers Squibb Co.  ...............................      68,300         7,428
   Columbia/HCA Healthcare Corp.  ..........................     159,200         6,487
   Glaxo Wellcome plc - ADR  ...............................      51,100         1,622
   Guidant Corp.  ..........................................      47,800         2,725
   HEALTHSOUTH Corp.*  .....................................      26,800         1,035
   Hillenbrand Industries, Inc.  ...........................      70,900         2,570
   Johnson & Johnson  ......................................     420,900        20,940
   Mallinckrodt, Inc.  .....................................     100,000         4,413
   Medtronic, Inc.  ........................................      24,100         1,639
   Merck & Co., Inc.  ......................................     231,900        18,378
   Pfizer, Inc.  ...........................................     114,500         9,489
   Pharmacia & Upjohn, Inc.  ...............................     101,100         4,006
   Schering-Plough Corp.  ..................................      82,500         5,342
   United Healthcare Corp.  ................................      49,900         2,246
   Vencor, Inc.*  ..........................................      89,900         2,843
                                                                           ------------
                                                                               117,257

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                             Market
                       Name of Issuer                             Shares      Value
                                                                             (000's)
COMMON STOCKS-CONTINUED

Household and Personal-0.5%
   Avon Products, Inc.  ....................................      28,000   $     1,600
   Gillette Co.  ...........................................     124,200         9,657
   Rubbermaid, Inc.  .......................................      27,800           632
                                                                           ------------
                                                                                11,889

Insurance-2.9%
   American International Group, Inc.  .....................     112,100        12,135
   Cigna Corp.  ............................................     127,800        17,461
   General Re Corp.  .......................................      83,100        13,109
   ITT Hartford Group, Inc.  ...............................     145,400         9,815
   Marsh & McLennan Cos., Inc.  ............................     171,900        17,878
                                                                           ------------
                                                                                70,398

Leisure and Recreation Products and Services-0.5%
   The Walt Disney Co.  ....................................     155,900        10,855

Lodging and Restaurants-0.5%
   HFS, Inc.*  .............................................      68,100         4,069
   Hilton Hotels Corp.  ....................................     117,000         3,057
   ITT Corp.*  .............................................      81,500         3,535
   Outback Steakhouse, Inc.*  ..............................      61,100         1,634
                                                                           ------------
                                                                                12,295

Machinery and Equipment-0.6%
   Caterpillar, Inc.  ......................................      42,000         3,161
   Cooper Industries, Inc.  ................................      71,500         3,012
   Dover Corp.  ............................................      23,100         1,161
   Duriron Co., Inc.  ......................................      58,400         1,584
   Ingersoll-Rand Co.  .....................................      10,000           445
   Parker-Hannifin Corp.  ..................................      10,400           403
   Perkin-Elmer Corp.  .....................................      67,500         3,974
                                                                           ------------
                                                                                13,740

Media-0.2%
   McGraw-Hill Cos., Inc.  .................................      98,400         4,539

Metals and Mining-0.2%
   British Steel plc - ADR  ................................      99,400         2,734
   Precision Castparts Corp.  ..............................      34,500         1,712
                                                                           ------------
                                                                                 4,446

Miscellaneous-0.6%
   American Greetings Corp. - Cl. A  .......................     108,900         3,090
   Avery Dennison Corp.  ...................................     237,200         8,391
   Crown Cork & Seal Co., Inc.  ............................      55,900         3,040
   Newport News Shipbuilding, Inc.*  .......................       3,200            48
   Pall Corp.  .............................................      30,800           785
                                                                           ------------
                                                                                15,354

Oils and Natural Gas Equipment and Services-0.3%
   Baker Hughes, Inc.  .....................................      82,700         2,853
   Dresser Industries, Inc.  ...............................      57,400         1,779
   Halliburton Co.  ........................................      30,300         1,826
                                                                           ------------
                                                                                 6,458

Oils and Natural Gas Exploration and Production-5.1%
   Amoco Corp.  ............................................      44,300         3,566
   Anadarko Petroleum Corp.  ...............................      72,900         4,720
   Atlantic Richfield Co.  .................................     169,800        22,499

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                             Market
                       Name of Issuer                            Shares       Value
                                                                             (000's)

COMMON STOCKS-CONTINUED
Oils and Natural Gas Exploration and Production-Continued
   British Petroleum Co. plc - ADR  ........................       9,800   $     1,385
   Chevron Corp.  ..........................................     198,700        12,916
   Consolidated Natural Gas Co.  ...........................     130,100         7,188
   Imperial Oil, Ltd.  .....................................     117,500         5,523
   Kerr-McGee Corp.  .......................................      40,200         2,894
   Mobil Corp.  ............................................      49,300         6,027
   PanEnergy Corp.  ........................................     238,900        10,751
   Phillips Petroleum Co.  .................................     362,000        16,019
   Texaco, Inc.  ...........................................     170,100        16,691
   Unocal Corp.  ...........................................     275,800        11,204
                                                                           ------------
                                                                               121,383

Paper and Forest Products-0.4%
   Kimberly-Clark Corp.  ...................................      90,300         8,601
   Mead Corp.  .............................................      33,500         1,947
                                                                           ------------
                                                                                10,548

Photography and Related Services-0.6%
   Eastman Kodak Co.  ......................................     172,900        13,875

Pollution Control Equipment and Services-0.2%
   Safety Kleen Corp.  .....................................      91,800         1,503
   Wheelabrator Technologies, Inc.  ........................     152,616         2,480
                                                                           ------------
                                                                                 3,983

Real Estate Development-0.0%
   Clayton Homes, Inc.  ....................................      63,000           851

Retail-3.3%
   Dayton-Hudson Corp.  ....................................      63,200         2,481
   Federated Department Stores, Inc.*  .....................     200,300         6,835
   Home Depot, Inc.  .......................................     287,500   $    14,411
   Liz Claiborne, Inc.  ....................................     109,600         4,233
   Lowe's Cos., Inc.  ......................................     113,700         4,036
   Nike, Inc. - Cl. B  .....................................      98,000         5,856
   Nine West Group, Inc.*  .................................      96,700         4,484
   Price/Costco, Inc.*  ....................................     258,300         6,490
   Safeway, Inc.*  .........................................      78,400         3,352
   Staples, Inc.*  .........................................     261,625         4,726
   TJX Cos., Inc.  .........................................      33,000         1,563
   Toys "R" Us, Inc.*  .....................................     221,500         6,645
   Wal-Mart Stores, Inc.  ..................................     527,100        12,057
   Warnaco Group, Inc. - Cl. A  ............................      18,700           554
                                                                           ------------
                                                                                77,723

Telecommunications-0.4%
   British Telecommunications plc - ADR  ...................      34,200         2,347
   Lucent Technologies, Inc.  ..............................     132,237         6,116
   Scientific-Atlanta, Inc.  ...............................     106,800         1,602
                                                                           ------------
                                                                                10,065

Textiles-0.2%
   Fruit of the Loom, Inc. - Cl. A*  .......................     112,200         4,250

Transportation-0.5%
   CSX Corp.  ..............................................     144,700         6,114
   Norfolk Southern Corp.  .................................      68,800         6,020
   Union Pacific Corp.  ....................................      14,700           884
                                                                           ------------
                                                                                13,018

Utilities - Electric-1.5%
   Baltimore Gas & Electric Co.  ...........................      30,900           827

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                             Market
                       Name of Issuer                            Shares       Value
                                                                             (000's)

COMMON STOCKS-CONTINUED
Utilities - Electric-Continued
   DQE, Inc.  ..............................................     113,300   $     3,286
   Entergy Corp.  ..........................................     265,900         7,379
   Florida Progress Corp.  .................................     139,200         4,489
   Hawaiian Electric Industies, Inc.  ......................      31,100         1,123
   Peco Energy Co.  ........................................      37,900           957
   Texas Utilities Co.  ....................................     250,200        10,196
   Unicom Corp.  ...........................................     246,000         6,673
                                                                           ------------
                                                                                34,930

Utilities - Telecommunications-2.6%
   AT & T Corp.  ...........................................     751,900        32,707
   Bell Atlantic Corp.  ....................................       8,300           537
   BellSouth Corp.  ........................................     359,900        14,531
   GTE Corp.  ..............................................      56,300         2,562
   SBC Communications, Inc.  ...............................     230,200        11,913
                                                                           ------------
                                                                                62,250
                                                                           ------------
                                        TOTAL COMMON STOCKS-       43.4%     1,037,078

                                                                   Par
                                                                  Value
                                                                 (000's)

PUBLICLY-TRADED BONDS
Aerospace-1.3%
   Boeing Co. - Debs.
     8.625% due 11/15/31....................................   $   7,920         9,300
   Lockheed Martin Corp. - Notes
     7.45% due 6/15/04......................................      19,070        19,679
   McDonnell Douglas Corp. - Notes
     8.625% due 4/01/97.....................................       2,420         2,437
Automotive and Rubber-1.6%
   Ford Motor Credit Corp. - Notes
     8.20% due 2/15/02......................................      22,085        23,451
   General Motors Acceptance Corp. - Med. Term Notes
     6.75% due 6/17/02......................................      15,330        15,387
                                                                           ------------
                                                                                38,838

Banks and Finance-6.6%
   ABN Amro Bank NV (Chicago) - Global Bonds
     7.25% due 5/31/05......................................       8,910         9,048
   BankAmerica Corp. - Notes
     7.50% due 3/15/97......................................      12,340        12,383
   BankAmerica Corp. - Sub. Notes
     7.20% due 4/15/06......................................      17,060        17,149
   Bankers Trust NY - Sub. Notes
     8.25% due 5/01/05......................................       9,489        10,135
   BCH Cayman Islands, Ltd. - Unsec. Sub. Notes
     7.70% due 7/15/06......................................      11,280        11,609
   Chase Manhattan Corp. - Sub. Notes
     7.625% due 1/15/03.....................................       3,030         3,147
   First Union Corp. - Sub. Notes
     7.05% due 8/01/05......................................       9,090         9,056
   Fleet Financial Group - Sub. Notes
     6.875% due 3/01/03.....................................       6,420         6,410
   Kansallis-Osake-Pankki - Sub. Notes
     10.00% due 5/01/02.....................................      10,485        11,895
   Midland Bank plc - Sub. Notes
     7.625% due 6/15/06.....................................      12,890        13,313
   NationsBank Corp. - Sub. Notes
     6.50% due 3/15/06......................................       2,530         2,420
     7.50% due 9/15/06......................................       4,500         4,619

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                   Par       Market
                       Name of Issuer                             Value       Value
                                                                 (000's)     (000's)
PUBLICLY-TRADED BONDS-CONTINUED

Banks and Finance-Continued
   NBD Bancorp - Sub. Notes
     7.125% due 5/15/07.....................................   $   9,520   $     9,477
   Santander Finance Issuances, Ltd. - Bonds
     7.75% due 5/15/05......................................       5,370         5,568
   Society National Bank - Sub. Notes
     7.25% due 6/01/05......................................      10,380        10,483
   Swiss Bank Corp. NY - Sub. Debs.
     7.50% due 7/15/25......................................      14,590        14,659
   Wells Fargo & Co. - Sub. Notes
     6.875% due 4/01/06.....................................       2,630         2,588
     7.125% due 8/15/06.....................................       3,500         3,507
                                                                           ------------
                                                                               157,466

EDP and Office Equipment-0.8%
   IBM Corp. - Debs.
     7.125% due 12/01/2096..................................      18,920        17,961
Financial Services-6.6%
   American Express Co. - Debs.
     8.50% due 8/15/01......................................         175           188
   American General Finance Corp. - Sr. Notes
     7.25% due 5/15/05......................................       4,620         4,690
   Associates Corp. of N.A. - Sr. Notes
     7.50% due 5/15/99......................................       1,120         1,149
   AT & T Universal Card Master Trust - Ser. 1995-2
     5.95% due 10/17/02.....................................       7,180         7,094
   Banponce Financial Corp. - Med. Term Note
     7.30% due 6/05/02......................................       7,880         8,075
   Chemical Master Credit Card Trust - Ser. 1995-3
     5.55% due 9/15/03......................................      10,320        10,028
     6.23% due 4/15/05......................................      12,850        12,674
   Citibank Credit Card Master Trust I - Ser. 1996-1 Cl. A
     0.00% due 2/07/03......................................      18,130        13,984
   Crown Cork & Seal Finance plc - Bonds
     7.00% due 12/15/06.....................................       9,350         9,284
   ERP Operating LP - Notes
     7.95% due 4/15/02......................................       5,450         5,652
   Fletcher Challenge Industries, Ltd. - Notes
     9.00% due 9/15/99......................................       1,270         1,348
   General Motors Acceptance Corp. - Med. Term Notes
     6.80% due 5/22/01......................................         480           484
   Green Tree Financial Corp. - Ser. 1993-3 Cl. A5
     5.75% due 10/15/18.....................................      13,120        12,842
   Lehman Brothers Holdings, Inc. - Sr. Notes
     6.625% due 11/15/00....................................       7,480         7,425
   Lehman Brothers Inc. - Sr. Sub. Notes
     7.25% due 4/15/03......................................         550           553
   Nationsbank Credit Card Master Trust - Ser. 1993-2 Cl. A
     6.00% due 12/15/05.....................................      13,070        12,607
   Prime Credit Card Master Trust - Ser. 1996-1 Cl. A
     6.70% due 7/15/04......................................      13,190        13,310
   Salomon, Inc. - Sr. Notes
     7.00% due 1/20/98......................................       5,030         5,069
     6.70% due 12/01/98.....................................       7,750         7,786
   Santander Finance Issuances, Ltd. - Unsec. Sub. Notes
     7.00% due 4/01/06......................................       6,510         6,437
   Sears Credit Account Master Trust
     6.45% due 10/15/06.....................................       5,660         5,645
   Sears Credit Account Master Trust - Ser. 1995-5 Cl. A
     6.05% due 1/15/08......................................      10,500        10,232
   Sears Roebuck Acceptance Corp. - Med. Term Notes
     5.96% due 12/07/00.....................................       1,330         1,304
                                                                           ------------
                                                                               157,860

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                  Par        Market
                       Name of Issuer                            Value        Value
                                                                (000's)      (000's)
PUBLICLY-TRADED BONDS-CONTINUED
Food, Beverage and Tobacco-1.2%
   Coca-Cola Enterprises, Inc. - Bonds
     6.70% due 10/15/36.....................................   $  14,250   $    14,371
   H.J. Heinz Co. - Notes
     5.50% due 9/15/97......................................         560           559
   Philip Morris Cos., Inc. - Debs.
     9.00% due 1/01/01......................................       1,000         1,079
   Philip Morris Cos., Inc. - Notes
     7.75% due 5/01/99......................................       3,000         3,085
     8.25% due 10/15/03.....................................       9,530        10,117
                                                                           ------------
                                                                                29,211

Foreign-2.7%
   ANZ Banking Group Ltd. - Sub. Notes
     6.25% due 2/01/04......................................      10,970        10,505
   Hydro-Quebec - Debs.
     7.375% due 2/01/03.....................................       6,865         7,072
   Korea Development Bank - Notes
     5.875% due 12/01/98....................................       1,375         1,368
     6.25% due 5/01/00......................................      10,100         9,989
   Legrand SA - Debs.
     8.50% due 2/15/25......................................      11,700        13,073
   News America Holdings, Inc. - Debs.
     9.25% due 2/01/13......................................      12,135        13,544
   Svenska Handelsbanken NY - Sub. Debs.
     8.35% due 7/15/04......................................       8,965         9,680
                                                                           ------------
                                                                                65,231

Foreign Governmental-0.9%
   Province of Ontario, Canada - Bonds
     6.00% due 2/21/06......................................       2,470         2,336
   Province of Ontario, Canada - Sr. Unsub. Notes
     7.375% due 1/27/03.....................................         750           780
   Province of Quebec - Debs.
     8.80% due 4/15/03......................................       5,145         5,669
   Province of Quebec - Notes
     5.735% due 3/02/26.....................................      12,850        12,508
                                                                           ------------
                                                                                21,293

Government Agencies-7.8%
   Federal National Mortgage Assoc.
      6.36% due 8/16/00.....................................      24,600        24,672
   Federal National Mortgage Assoc.
      6.50% due 4/01/08 - 5/01/11...........................      48,234        47,390
   Federal National Mortgage Assoc.
      7.00% due 3/01/26 - 5/01/26...........................       9,299         9,091
   Federal National Mortgage Assoc. - TBA
      7.50% due 12/01/99....................................      20,440        20,434
   Government National Mortgage Assoc.
      7.00% due 1/15/23 - 12/15/23..........................      10,904        10,719
   Government National Mortgage Assoc.
      7.50% due 2/15/22 - 12/15/99..........................      27,162        27,253
   Government National Mortgage Assoc.
      8.00% due 1/15/23 - 12/15/99..........................      34,432        35,194
   Railcar Trust - Pass thru Notes Ser. 1992-1
      7.75% due 6/01/04.....................................       9,930        10,345
                                                                           ------------
                                                                               185,098

Health Products and Services-0.5%
   Columbia/HCA Healthcare Corp. - Notes
     7.50% due 11/15/95.....................................      11,870        11,751
Insurance-0.4%
   St Paul Cos., Inc. - Debs.
     9.375% due 6/15/97.....................................       8,650         8,784

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                   Par       Market
                       Name of Issuer                             Value       Value
                                                                 (000's)     (000's)
PUBLICLY-TRADED BONDS-CONTINUED
Metals and Mining-0.5%
   Pohang Iron & Steel Co. - Notes
     7.375% due 5/15/05.....................................   $  11,150   $    11,305

Oils and Natural Gas Exploration and Production-0.5%
   Atlantic Richfield Co. - Debs.
     8.75% due 3/01/32......................................       9,300        10,830

Paper and Forest Products-0.0%
   James River Corp. of Virginia - Debs.
     7.75% due 11/15/23.....................................         700           691

Pollution Control Equipment and Services-0.3%
   WMX Tecnologies, Inc. - Notes
     6.22% due 4/30/04......................................       7,640         8,163

Retail-0.2%
   May Dept Stores Co. - Debs.
     9.50% due 4/15/21......................................       4,900         5,871

Transportation-0.1%
   Southwest Airlines Co. - Debs.
     8.75% due 10/15/03.....................................       1,245         1,369

U.S. Governmental-21.0%
   U.S. Treasury - Bonds
     11.625% due 11/15/04...................................      58,010        76,590
     13.875% due 5/15/11....................................      15,010        22,660
     8.125% due 8/15/21.....................................      14,080        16,346
   U.S. Treasury - Notes
     6.125% due 9/30/00.....................................     102,900       102,834
     7.50% due 5/15/02......................................      72,400        76,550
     7.25% due 8/15/04......................................      72,840        76,663
     7.50% due 2/15/05......................................     121,425       129,867
                                                                           -----------
                                                                               501,510
Utilities - Electric-0.5%
   Enersis SA
     6.90% due 12/01/06.....................................   $  12,670   $    12,368

Utilities - Telecommunications-0.3%
   GTE Southwest, Inc. - 1st Mtge. Bonds
     8.50% due 11/15/31.....................................       1,950         2,211
   Northwestern Bell Telephone Co. - Debs.
     9.50% due 5/01/00......................................         250           272
   Pacific Bell - Debs.
     8.70% due 6/15/01......................................       4,435         4,788
                                                                           -----------
                                                                                 7,271
                                                                           -----------
                                TOTAL PUBLICLY-TRADED BONDS-       53.8%     1,284,287

SHORT-TERM INVESTMENTS-4.0%
   Investment in joint trading account (Note B)
     6.343% due 1/02/97.....................................      95,111        95,127
                                                               ----------  -----------
                                          TOTAL INVESTMENTS-      101.2%     2,416,492
                        Payables, less cash and receivables-      (1.2)%       (29,832)
                                                               ----------  -----------
                                                 NET ASSETS-     100.0%    $ 2,386,660
                                                               ==========  ===========

   ADR-American Depository Receipt
*  Non-income producing security.
   See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SHORT-TERM U. S. GOVERNMENT PORTFOLIO

                                                                      Par      Market
                         Name of Issuer                              Value     Value
                                                                    (000's)    (000's)

PUBLICLY-TRADED BONDS

Government Agencies-58.8%
   Federal Farm Credit Banks - Notes
     8.65% due 10/01/99.........................................   $  1,020   $  1,084
   Federal Farm Credit Banks - Med. Term Notes
     5.31% due 5/26/98..........................................        100         99
     7.55% due 10/30/98.........................................        100        103
     5.70% due 11/16/98.........................................        400        398
     6.57% due 4/13/99..........................................      1,500      1,517
     6.375% due 11/01/01........................................      3,000      2,997
   Federal Home Loan Bank - Bonds
     5.90% due 9/21/98..........................................        880        879
     5.82% due 12/02/99.........................................      6,000      5,946
   Federal Home Loan Bank - Debs.
     5.94% due 6/13/00..........................................        550        545
   Federal Home Loan Mortgage Corp. - Debs.
     5.02% due 2/15/99..........................................        420        412
     6.515% due 8/25/00.........................................        500        504
     6.24% due 9/07/00..........................................      1,000        999
   Federal National Mortgage Assoc. - Bonds
     8.25% due 12/18/00.........................................        615        656
     6.40% due 5/02/01..........................................      4,000      4,006
   Federal National Mortgage Assoc. - Med. Term Notes
     6.36% due 8/16/00..........................................      2,110      2,117
     5.72% due 3/13/01..........................................      1,000        978
   Federal National Mortgage Assoc. - Notes
     9.55% due 9/10/97..........................................        300        308
     9.55% due 12/10/97.........................................        830        859
     8.45% due 7/12/99..........................................      1,220      1,286
     6.35% due 8/10/99..........................................         50         50
   International Bank of Reconstruction & Development - Global Bonds
     5.875% due 7/16/97.........................................        105        105
   Private Export Funding Co. - Debs
     7.90% due 3/31/00..........................................      1,000      1,049
   Private Export Funding Co. - Debs.
     9.10% due 10/30/98.........................................      1,025      1,080
     9.50% due 3/31/99..........................................        750        804
     9.45% due 12/31/99.........................................        500        544
   Private Export Funding Co. - Notes
     5.75% due 4/30/98..........................................      1,650      1,648
   State of Israel Agency for International Development - Global Notes
     5.75% due 3/15/00..........................................      1,600      1,581
   State of Israel Agency for International Development - Ser. 3-A
     6.00% due 2/15/99..........................................        750        750
   State of Israel Agency for International Development - Ser. 6-A
     6.05% due 8/15/00..........................................      1,200      1,193
                                                                              --------
                                                                                34,497

U.S. Governmental-37.3%
   U.S. Treasury - Notes
     6.875% due 3/31/97.........................................      1,500      1,504
     5.125% due 4/30/98.........................................      6,700      6,631
     5.125% due 12/31/98........................................     11,600     11,407
     7.125% due 9/30/99.........................................      1,400      1,438
     6.50% due 5/31/01..........................................        900        910
                                                                              --------
                                                                                21,890
                                                                              --------
                                    TOTAL PUBLICLY-TRADED BONDS-      96.1%     56,387

GOVERNMENT AGENCY SHORT-TERM NOTES-2.2%
   Federal Home Loan Banks
     5.25% due 1/02/97..........................................      1,310      1,310
                                                                   --------   --------
                                              TOTAL INVESTMENTS-      98.3%     57,697
                            Cash and receivables, less payables-       1.7%        979
                                                                   --------   --------
                                                     NET ASSETS-    100.0%    $ 58,676
                                                                   ========   ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                                               Market
                         Name of Issuer                              Shares     Value
                                                                               (000's)
COMMON STOCKS

Aerospace-0.7%
   Thiokol Corp.  ..............................................      1,300   $     58
   UNC, Inc.*  .................................................      1,200         14
                                                                              ---------
                                                                                    72

Automotive and Rubber-1.1%
   Borg-Warner Automotive, Inc.  ...............................      2,000         77
   Detroit Diesel Corp.*  ......................................      1,100         25
   Wynn's International, Inc.  .................................        300          9
                                                                              ---------
                                                                                   111

Banks and Finance-6.8%
   Cal Federal Bancorp, Inc.*  .................................      1,400         34
   CCB Financial Corp.  ........................................        900         61
   City National Corp.  ........................................      1,500         32
   Commercial Federal Corp.  ...................................      4,500        215
   Cullen/Frost Bankers, Inc.  .................................      2,200         73
   Deposit Guaranty Corp.  .....................................      1,800         56
   Keystone Financial, Inc.  ...................................      1,800         45
   Mississippi Valley Bancshares, Inc.  ........................      3,800        161
   One Valley Bancorp, Inc.  ...................................      1,125         42
                                                                              ---------
                                                                                   719

Building Products-1.0%
   Medusa Corp.  ...............................................      2,200         76
   Universal Forest Products, Inc.  ............................      2,300         30
                                                                              ---------
                                                                                   106

Business Services-3.4%
   ABM Industries, Inc.  .......................................      8,700        160
   Acxiom Corp.*  ..............................................      3,200         77
   Norrell Corp.  ..............................................      1,500         41
   RTW, Inc.*  .................................................      1,400         26
   Technology Solutions Co.*  ..................................      1,300         54
                                                                              ---------
                                                                                   358

Chemicals-2.2%
   Dexter Corp.  ...............................................      5,800        184
   Lilly Industries, Inc. - Cl. A  .............................      2,600         47
                                                                              ---------
                                                                                   231

Computer Software and Services-3.5%
   BancTec, Inc.*  .............................................      3,900         80
   Citrix Systems, Inc.*  ......................................      1,100         43
   Fair Issac & Co., Inc.  .....................................        400         16
   Legato Systems, Inc.*  ......................................      1,500         49
   National Data Corp.  ........................................      1,800         78
   Transaction Systems Architects, Inc. - Cl. A*  ..............      1,000         33
   VideoServer, Inc.*  .........................................        900         38
   Wind River Systems*  ........................................        600         28
                                                                              ---------
                                                                                   365

Construction-0.3%
   Oakwood Homes Corp.  ........................................      1,400         32

Diversified Operations-0.8%
   Lydall, Inc.*  ..............................................      2,500         56
   NACCO Industries, Inc. - Cl. A  .............................        600         32
                                                                              ---------
                                                                                    88

EDP and Office Equipment-0.8%
   Network Appliance, Inc.*  ...................................        700         36
   Western Digital Corp.*  .....................................        900         51
                                                                              ---------
                                                                                    87

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)
COMMON STOCKS-CONTINUED
Electronic and Processing Equipment-4.4%
   Baldor Electric Co.  ........................................      2,000   $     49
   BMC Industries, Inc.  .......................................      2,100         66
   Comverse Technology, Inc.*  .................................        700         26
   Dionex Corp.*  ..............................................      1,000         35
   Evans & Sutherland Computer Corp.*  .........................      2,700         68
   International Rectifier Corp.*  .............................      4,300         66
   Methode Electronics, Inc. - Cl. A  ..........................      3,400         69
   Supertex, Inc.*  ............................................        900         12
   Teleflex, Inc.  .............................................      1,300         68
                                                                              ---------
                                                                                   459
Engineering-0.7%
   Stone & Webster, Inc.  ......................................      2,300         72

Financial Services-1.1%
   Alex. Brown, Inc.  ..........................................        500         36
   Inter-Regional Financial Group, Inc.  .......................      2,400         85
                                                                              ---------
                                                                                   121
Food, Beverage and Tobacco-2.8%
   Adolph Coors Co. - Cl. B  ...................................      6,200        118
   Chiquita Brands International, Inc.  ........................      3,900         50
   Earthgrains Co.  ............................................        300         16
   Richfood Holdings, Inc.  ....................................      2,100         51
   Universal Corp.  ............................................      2,000         64
                                                                              ---------
                                                                                   299
Health Products and Services-8.1%
   Access Health, Inc.*  .......................................      1,200         54
   ADAC Laboratories  ..........................................      1,700         41
   AmeriSource Health Corp. - Cl. A*  ..........................      1,300         63
   Bindley Western Industries, Inc.  ...........................      3,600         70
   Bio-Rad Laboratories, Inc. - Cl. A*  ........................      3,500        105
   Genesis Health Ventures, Inc.*  .............................      1,200         37
   Gilead Sciences, Inc.*  .....................................      2,100         53
   Health Management Systems, Inc.*  ...........................      4,400         62
   Immunex Corp.  ..............................................      2,200         43
   Integrated Health Services, Inc.  ...........................      2,800         68
   Invacare Corp.  .............................................      1,800         50
   Jones Medical Industries, Inc.  .............................      1,300         48
   OEC Medical Systems, Inc.*  .................................      3,900         59
   Renal Treatment Centers, Inc.*  .............................        300          8
   Respironics, Inc.*  .........................................      1,900         33
   Rexall Sundown, Inc.*  ......................................      1,000         27
   TheraTech, Inc.*  ...........................................      2,800         37
                                                                              ---------
                                                                                   858
Household and Personal-2.2%
   Furniture Brands International, Inc.*  ......................      3,500         49
   Kellwood Co.  ...............................................      2,800         56
   Libbey, Inc.  ...............................................      1,200         33
   Oneida, Ltd.  ...............................................      2,700         49
   Sola International, Inc.*  ..................................      1,200         46
                                                                              ---------
                                                                                   233
Insurance-4.6%
   Commerce Group, Inc.  .......................................      3,000         76
   Horace Mann Educators Corp.  ................................      2,600        105
   Mutual Risk Management, Ltd.  ...............................          1          0



JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)
COMMON STOCKS-CONTINUED
Insurance-Continued
   NAC Re Corp.  ...............................................      1,300   $     44
   Orion Capital Corp.  ........................................        600         37
   Presidential Life Corp.  ....................................        500          6
   Protective Life Corp.  ......................................      2,800        112
   Vesta Insurance Group, Inc.  ................................      1,100         35
   Zurich Reinsurance Centre Holdings, Inc.  ...................      2,400         75
                                                                              ---------
                                                                                   490
Leisure and Recreation Products and Services-0.5%
   Carmike Cinemas, Inc. - Cl. A*  .............................      1,900         48

Lodging and Restaurants-2.4%
   CKE Restaurants, Inc.  ......................................      1,500         54
   Consolidated Products, Inc.*  ...............................      1,900         37
   Doubletree Corp.*  ..........................................        601         27
   Luby's Cafeterias, Inc.  ....................................      3,800         76
   Primadonna Resorts, Inc.*  ..................................      1,800         31
   Station Casinos, Inc.*  .....................................      2,800         28
                                                                              ---------
                                                                                   253

Machinery and Equipment-4.3%
   Bearings, Inc.*  ............................................      2,000         56
   Blount International, Inc. - Cl. A  .........................        500         19
   Commercial Intertech Corp.  .................................      3,300         45
   Fisher Scientific International, Inc.  ......................        700         33
   Giddings & Lewis, Inc.  .....................................      2,300         30
   Global Industrial Technologies, Inc.*  ......................      2,000         44
   IDEX Corp.  .................................................      1,900         76
   Robbins & Myers, Inc.  ......................................      2,300         58
   SPX Corp.  ..................................................      2,400         93
                                                                              ---------
                                                                                   454
Media-1.1%
   International Family Entertainment, Inc. - Cl. B  ...........      3,100   $     48
   Renaissance Communications Corp.*  ..........................      1,800         64
                                                                              ---------
                                                                                   112
Metals and Mining-3.1%
   Precision Castparts Corp.  ..................................      2,500        124
   Quanex Corp.  ...............................................      4,800        130
   WHX Corp.*  .................................................      5,400         48
   Zeigler Coal Holding Co.  ...................................      1,300         28
                                                                              ---------
                                                                                   330
Miscellaneous-2.7%
   Catalina Marketing Corp.*  ..................................        500         28
   ITT Educational Services, Inc.  .............................      4,950        114
   Sotheby's Holdings, Inc.  ...................................      7,500        139
                                                                              ---------
                                                                                   281
Oils and Natural Gas Equipment and Services-2.1%
   Energy Ventures, Inc.*  .....................................      1,100         56
   ONEOK, Inc.  ................................................      1,900         57
   World Fuel Services Corp.  ..................................      4,900        109
                                                                              ---------
                                                                                   222
Oils and Natural Gas Exploration and Production-2.0%
   Helmerich & Payne, Inc.  ....................................        700         36
   KN Energy, Inc.  ............................................      1,400         55
   Snyder Oil Corp.  ...........................................      4,100         71
   Tosco Corp.  ................................................        616         49
                                                                              ---------
                                                                                   211


JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------

SMALL CAP VALUE PORTFOLIO
                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)
COMMON STOCKS-CONTINUED
Paper and Forest Products-0.9%
   Chesapeake Corp.  ...........................................      1,300   $     41
   P.H. Glatfelter Co.  ........................................      3,300         59
                                                                              ---------
                                                                                   100

Pollution Control Equipment and Services-0.7%
   Ionics, Inc.*  ..............................................      1,600         77

Publications-0.8%
   Central Newspapers, Inc.  ...................................        900         40
   Pulitzer Publishing Co.  ....................................        900         42
                                                                              ---------
                                                                                    82

Real Estate Development-1.6%
   Centex Corp.  ...............................................      2,600         98
   Highwoods Properties, Inc.  .................................        800         27
   NVR, Inc.*  .................................................      3,000         39
                                                                              ---------
                                                                                   164

Real Estate Investment Trust-7.9%
   Bay Apartment Communities, Inc.  ............................      1,300         47
   CBL & Associates Properties, Inc.  ..........................      4,800        124
   Horizon Group, Inc.  ........................................      3,500         70
   JP Realty, Inc.  ............................................      3,200         83
   Koger Equity, Inc.*  ........................................      3,100         58
   Merry Land & Investment Co., Inc.  ..........................      2,800         60
   MGI Properties, Inc.  .......................................      1,700         37
   OMEGA Healthcare Investors, Inc.  ...........................        900         30
   Public Storage, Inc.  .......................................      3,500        109
   RFS Hotel Investors, Inc.  ..................................      4,700         93
   Wellsford Residential Property Trust  .......................      4,900        119
                                                                              ---------
                                                                                   830

Retail-3.7%
   Claire's Stores, Inc.  ......................................      3,300         43
   Longs Drug Stores, Inc.  ....................................      1,700         84
   Pier 1 Imports, Inc.  .......................................      2,400         42
   Riser Foods, Inc.  ..........................................      1,400         44
   Ross Stores, Inc.  ..........................................      1,000         50
   Shopko Stores, Inc.  ........................................      2,600         39
   The Sports Authority, Inc.  .................................      2,200         48
   United Stationers, Inc.*  ...................................      2,200         43
                                                                              ---------
                                                                                   393

Soap, Cosmetics and Personal Care-0.8%
   American Safety Razor Co.*  .................................      2,300         32
   Carter Wallace, Inc.  .......................................      3,000         47
                                                                              ---------
                                                                                    79

Telecommunications-0.9%
   Associated Group, Inc. - Cl. A  .............................        900         28
   Davox Corp.*  ...............................................      1,500         62
                                                                              ---------
                                                                                    90

Textiles-2.7%
   G & K Services, Inc. - Cl. A  ...............................      1,200         45
   Nautica Enterprises, Inc.  ..................................      2,600         66
   Springs Industries, Inc.  ...................................      1,700         73
   St. John Knits, Inc.  .......................................        600         26
   WestPoint Stevens, Inc.*  ...................................      2,500         75
                                                                              ---------
                                                                                   285

Transportation-1.8%
   APL, Ltd.  ..................................................      1,200         28
   Expeditors International of Washington, Inc.  ...............      2,600         60

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                                               Market
                         Name of Issuer                              Shares     Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

Transportation-Continued
   Heartland Express, Inc.*  ...................................      4,350   $    106
                                                                              ---------
                                                                                   194

Utilities - Electric-2.1%
   Central Louisiana Electric  .................................      1,400         39
   Central Maine Power Co.  ....................................      3,800         44
   Cilcorp, Inc.  ..............................................      1,200         44
   Commonwealth Energy System Cos.  ............................      2,200         52
   IES Industries, Inc.  .......................................      1,500         45
                                                                              ---------
                                                                                   224

Utilities - Gas-0.6%
   NUI Corp.  ..................................................      2,700         61

Utilities - Telecommunications-0.3%
   Atlantic Tele-Network, Inc.*  ...............................      2,100         32

Water and Water Treatment Services-0.9%
   Cuno, Inc.*  ................................................      3,300         49
   E'Town Corp.  ...............................................      1,400         44
                                                                              ---------
                                                                                    93
                                                                              ---------
                                            TOTAL COMMON STOCKS-      88.4%      9,316
                                                                      Par
                                                                     Value
                                                                    (000's)
SHORT-TERM INVESTMENTS-11.0%
Investment in joint trading account (Note B)
     6.343% due 1/02/97.........................................   $  1,160      1,160
                                                                   ---------  ---------
                                              TOTAL INVESTMENTS-      99.4%     10,476
                            Cash and receivables, less payables-       0.6%         65
                                                                   ---------  ---------
                                                     NET ASSETS-     100.0%   $ 10,541
                                                                   =========  =========

*Non-income producing security.
See notes to financial statements.

SCHEDULE OF INVESTMENTS Continued
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1996
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)
COMMON STOCKS
Argentina-0.2%
   Perez Companc SA (OILE)  ....................................      4,810   $     34
   Telecom Argentina Stet-France Telecom SA - Cl. B (UTIT)  ....        610          3
                                                                              ---------
                                                                                    37

Australia-1.7%
   Australia & New Zealand Banking Group, Ltd. (BANK)  .........      3,000         19
   Australian Gas Light Co., Ltd. (OILE)  ......................      5,000         28
   Broken Hill Proprietary Co., Ltd. (DIVO)  ...................      3,000         43
   Coca-Cola Amatil, Ltd. (FOOD)  ..............................        400          4
   Commonwealth Instalment Receipt Trustee, Ltd. (BANK)  .......      2,700         17
   Howard Smith, Ltd. (DIVO)  ..................................      1,000          8
   Lend Lease Corp. (FINL)  ....................................      1,000         19
   National Australia Bank, Ltd. (BANK)  .......................      2,037         24
   National Mutual Holdings, Ltd.* (INSU)  .....................      6,000          9
   News Corp., Ltd. (MEDI)  ....................................      6,007         32
   Publishing & Broadcasting, Ltd. (MEDI)  .....................      3,000         15
   Sydney Harbour Casino Holdings, Ltd.* (LEIS)  ...............      9,000         14
   TABCORP Holdings, Ltd. (LEIS)  ..............................      4,000         19
   Westpac Banking Corp., Ltd. (BANK)  .........................      4,000         23
   WMC, Ltd. (META)  ...........................................      2,000         13
   Woodside Petroleum, Ltd. (OILE)  ............................      3,000         22
                                                                              ---------
                                                                                   309

Austria-0.0%
   Flughafen Wien AG (TRAN)  ...................................         70          4

Belgium-1.0%
   Credit Communal Holding/Dexia (BANK) ........................         94          9
   Generale de Banque SA (BANK)  ...............................        110         39
   Generale de Banque SA (BANK)  ...............................         10          0
   Kredietbank NV (BANK)  ......................................        300         98
   UCB SA (HEAL)  ..............................................          9   $     23
                                                                              ---------
                                                                                   169

Canada-0.3%
   Alcan Aluminium, Ltd. (META)  ...............................      1,030         35
   Royal Bank of Canada (BANK)  ................................        290         10
                                                                              ---------
                                                                                    45

Denmark-0.2%
   Den Danske Bank (BANK)  .....................................        230         19
   Tele Danmark A/S (TELE)  ....................................         80          4
   Unidanmark A/S - Cl. A (FINL)  ..............................        260         13
                                                                              ---------
                                                                                    36

Finland-0.2%
   Oy Nokia AB (TELE)  .........................................        590         34

France-8.5%
   Accor SA (LODG)  ............................................        190         24
   Adecco SA* (BUSI)  ..........................................        205         52
   Alcatel Alsthom (TELE)  .....................................        370         30
   Assurances Generales de France (INSU)  ......................        430         14
   AXA SA (INSU)  ..............................................        312         20
   Canal Plus (MEDI)  ..........................................        140         31
   Carrefour (RETL)  ...........................................        235        153
   Castorama Dubois Investisse (RETL)  .........................         70         12
   Chargeurs International SA (DIVO)  ..........................         90          4
   Compagnie de St. Gobain (BUIL)  .............................        460         65
   Compagnie Generale des Eaux (DIVO)  .........................      1,730        213
   Credit Local de France (FINL)  ..............................        380         33
   Elf Aquitaine (OILE)  .......................................        590         54

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1996
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                                Market
                         Name of Issuer                              Shares      Value
                                                                                (000's)

COMMON STOCKS-CONTINUED
France-Continued
   GTM Entrepose SA (ENGI)  ....................................        200   $      9
   Guilbert SA (EDPE)  .........................................        160         31
   Havas SA (MEDI)  ............................................        160         11
   L'Oreal (SOAP)  .............................................         65         24
   Lapeyre SA (BUIL)  ..........................................        380         22
   Legrand SA (ETRN)  ..........................................        144         25
   Moet Hennessy-Louis Vuitton (MISC)  .........................        390        109
   Pathe SA* (MEDI)  ...........................................        110         27
   Pinault-Printemps-Redoute SA (RETL)  ........................        380        151
   Primagaz Cie (OILE)  ........................................        240         28
   Rexel SA (ETRN)  ............................................         90         27
   Sanofi SA (HEAL)  ...........................................        540         54
   Schneider SA (ETRN)  ........................................        575         27
   Societe Generale de Paris (BANK)  ...........................        100         11
   Societe Television Francaise 1 (MEDI)  ......................        690         66
   Sodexho SA (MISC)  ..........................................        150         84
   Total SA - Cl. B (OILS)  ....................................      1,311        107
                                                                              ---------
                                                                                 1,518

Germany-3.6%
   Allianz AG Holding (INSU)....................................         33         60
   Altana AG (DIVO).............................................         10          8
   Bayer AG (CHEM)..............................................      3,331        136
   Bilfinger & Berger Bau AG (CONS).............................        500         18
   Buderus AG (MACH)............................................         30         15
   Deutsche Bank AG (BANK)......................................        359         17
   Fielmann AG - Pref. (RETL)...................................        130          4
   Gehe AG (HEAL)...............................................      1,858        119
   Hoechst AG (CHEM)............................................        490         23
   Hornbach Holding AG - Pref. (RETL)...........................        200         14
   Hornback Baumarkt Aktiengesellschaft (RETL)..................         80          3
   Krones AG (MACH).............................................         40         15
   Mannesmann AG (DIVO).........................................         70         30
   Praktiker Bau-und Heimwerkemaerkte AG* (RETL)................        180          4
   Rhoen-Klinikum AG (HEAL).....................................        310         32
   SAP AG (SOFT)................................................        100         14
   SAP AG (SOFT)................................................        120         17
   Schering AG (HEAL)...........................................        300         25
   VEBA AG (UTIE)...............................................      1,400         81
   Volkswagen AG (AUTO).........................................         40         17
                                                                              ---------
                                                                                   652

Hong Kong-4.0%
   Cathay Pacific Airways (TRAN)................................     19,000         30
   Dao Heng Bank Group, Ltd. (BANK).............................      9,000         43
   First Pacific Co., Ltd. (DIVO)...............................     35,000         45
   Guangdong Investments (DIVO).................................     34,000         33
   Guangzhou Investment Co., Ltd. (REAL)........................     72,000         34
   Guoco Group Ltd. (FINL)......................................     11,000         62
   Hopewell Holdings, Ltd. (REAL)...............................     80,000         52
   Hutchison Whampoa, Ltd. (DIVO)...............................     12,000         94
   New World Development Co., Ltd. (REAL).......................     18,000        122
   Shanghai Petrochemical Co., Ltd. (CHEM)......................     78,000         24
   Swire Pacific, Ltd. - Cl. A (DIVO)...........................      8,000         76
   Wharf (Holdings), Ltd. (REAL)................................     18,000         90
   Yizheng Chemical Fibre Co., Ltd. - Cl. A (TEXT)..............     56,000         14
                                                                              ---------
                                                                                   719

Indonisia-0.0%
   PT Telekomunikasi Indonesia (UTIT)...........................      4,000          7

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1996
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                                Market
                         Name of Issuer                              Shares      Value
                                                                                (000's)

COMMON STOCKS-CONTINUED
Italy-1.5%
   Banca Fideuram (BANK)........................................      7,770   $     17
   Danieli & Co. (ENGI).........................................      1,000          4
   Ente Nazionale Idrocarburi SpA (OILS)........................      3,000         15
   Finanziaria Autogrill SpA* (LODG)............................      2,000          2
   Istituto Mobiliare Italiano SpA (FINL).......................      2,960         25
   Istituto Nazionale delle Assicurazioni (INSU)................      3,000          4
   Italgas SpA (UTIG)...........................................      4,000         17
   La Rinascente SpA (RETL).....................................      1,000          6
   Mediolanum SpA* (INSU).......................................      1,030         10
   Stet-Societa Finanziaria Telefonica SpA (TELE)...............     12,000         55
   Stet-Societa Finanziaria Telefonica SpA (TELE)...............      5,000         17
   Telecom Italia Mobile SpA (UTIT).............................      5,000          7
   Telecom Italia Mobile SpA (UTIT).............................     24,000         61
   Telecom Italia SpA (UTIT)....................................     10,000         26
   Unicem SpA* (BUIL)...........................................      1,000          7
                                                                              ---------
                                                                                   273

Japan-20.1%
   Alps Electric Co. (ETRN).....................................      2,000         22
   Amada Co., Ltd (MACH)........................................      5,000         39
   Canon, Inc. (EDPE)...........................................      7,000        155
   Citizen Watch Co., Ltd. (HOUS)...............................      3,000         22
   Daifuku Co., Ltd. (MACH).....................................      1,000         13
   Daiichi Pharm Co., Ltd. (HEAL)...............................      5,000         80
   Dainippon Screen Manufacturing Co., Ltd. (EDPE)..............      4,000         30
   Daiwa House Industry Co., Ltd. (CONS)........................      6,000         77
   DDI Corp. (UTIT).............................................          8         53
   East Japan Railway Co. (TRAN)................................         16         72
   Fanuc (MACH).................................................      1,000         32
   Hitachi Zosen Corp. (META)...................................      7,000         27
   Hitachi, Ltd. (ETRN).........................................      7,000         65
   Honda Motor Co. (AUTO).......................................      1,000         29
   Inax Corp. (BUIL)............................................      2,000         15
   Ishihara Sangyo Kaisha* (CHEM)...............................      2,000          5
   Ito-Yokado Co., Ltd. (RETL)..................................      2,000         87
   KAO Corp. (SOAP).............................................      2,000         23
   Kokuyo Co. (EDPE)............................................      2,000         49
   Komatsu, Ltd. (MACH).........................................      6,000         49
   Komori Corp. (MACH)..........................................      2,000         42
   Kumagai Gumi Co., Ltd. (CONS)................................      4,000         10
   Kuraray Co., Ltd. (TEXT).....................................      5,000         46
   Kyocera Corp. (ETRN).........................................      2,000        125
   Makita Corp. (MACH)..........................................      4,000         56
   Marui Co., Ltd. (RETL).......................................      4,000         72
   Matsushita Electric Industrial Co.* (ETRN)...................      6,000         98
   Mitsubishi Corp. (DIVO)......................................      3,000         31
   Mitsubishi Heavy Industries, Ltd. (AERO).....................     19,000        151
   Mitsubishi Paper Mills (PAPR)................................      3,000         12
   Mitsui Fudosan (REAL)........................................     10,000        100
   Mitsui Petrochemical Co. (CHEM)..............................      2,000         10
   Murata Manufacturing Co., Ltd (ETRN).........................      2,000         66
   National House Industrial (BUIL).............................      1,000         13
   NEC Corp. (SOFT).............................................     12,000        145
   Nippon Hodo (CONS)...........................................      1,000         12
   Nippon Steel Co. (META)......................................     30,000         89
   Nippon Telegraph & Telephone Corp. (UTIT)....................          6         45
   Nippondenso Co., Ltd. (ETRN).................................      6,000        145
   Nomura Securities Co., Ltd. (FINL)...........................      6,000         90
   Pioneer Electronic Corp. (ETRN)..............................      3,000         57
   Sangetsu Co., Ltd. (HOUS)....................................      1,000         21

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                               Market
                         Name of Issuer                              Shares     Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

Japan-Continued
   Sankyo Co., Ltd. (HEAL)......................................      5,000   $    142
   Sega Enterprises (LEIS)......................................        500         17
   Sekisui Chemical Co. (CHEM)..................................      7,000         71
   Sekisui House, Ltd. (READ)...................................      4,000         41
   Seven-Eleven Japan (RETL)....................................      1,000         59
   Sharp Corp. (ETRN)...........................................      6,000         85
   Shin-Etsu Chemical Co. (CHEM)................................      4,000         73
   Sony Corp. (AUDI)............................................      1,600        105
   Sumitomo Corp. (DIVO)........................................      8,000         63
   Sumitomo Electric Industries (ETRN)..........................     10,000        140
   Sumitomo Forestry Co. (PAPR).................................      3,000         37
   TDK Corp. (ETRN).............................................      2,000        130
   Teijin, Ltd. (TEXT)..........................................     13,000         57
   Tokio Marine & Fire Insurance Co. (INSU).....................      3,000         28
   Tokyo Electron, Ltd. (ETRN)..................................      1,000         31
   Tokyo Steel Manufacturing (META).............................      2,500         36
   Toppan Printing Co. (PUBL)...................................      4,000         50
   UNY Co., Ltd. (RETL).........................................      2,000         37
   Yurtec Corp. (ENGI)..........................................      1,050         14
                                                                              ---------
                                                                                 3,596

Malasia-3.0%
   Affin Holdings Berhad (FINL).................................     28,000         77
   Berjaya Sports Toto Berhad (DIVO)............................     13,000         65
   Commerce Asset Holding Bhd (BANK)............................      5,000         38
   MBF Capital Berhad (FINL)....................................     16,000         26
   Multi-Purpose Holdings Berhad* (DIVO)........................     27,000         52
   Renong Berhad (DIVO).........................................     31,000         55
   Resorts World Berhad (LEIS)..................................      6,000         27
   Tanjong plc (LEIS)...........................................     13,000         52
   Technology Resources Industries Berhad* (TELE)...............     11,000         22
   Time Engineering Berhad (DIVO)...............................      9,000         17
   United Engineers (Malaysia), Ltd. (DIVO).....................     12,000        108
                                                                              ---------
                                                                                   539

Mexico-0.6%
   Cemex SA de CV (BUIL)........................................      2,000          8
   Fomento Economico Mexicano SA de CV (FOOD)...................      3,000         10
   Gruma SA* (FOOD).............................................      4,868         30
   Grupo Financiero Banamex Accival SA de CV* (BANK)............      6,300         13
   Grupo Industrial Maseca SA de CV (FOOD)......................     12,630         16
   Grupo Modelo SA de CV (FOOD).................................      2,000         12
   Kimberly-Clark de Mexico SA de CV (PAPR).....................      1,000         20
                                                                              ---------
                                                                                   109

Netherlands-10.0%
   ABN Amro Holding NV (BANK)...................................      1,450         94
   Akzo Nobel NV (CHEM).........................................        130         18
   CSM NV (FOOD)................................................      1,418         79
   Elsevier NV (PUBL)...........................................     19,300        325
   Fortis Amev NV (FINL)........................................      1,520         53
   Hagemeyer NV (MISC)..........................................        340         27
   ING Groep NV (BANK)..........................................      3,890        140
   Koninklijke Ahold NV (RETL)..................................      1,010         63
   Koninklijke PTT Nederland NV (TELE)..........................        550         21
   Nutricia Vereenigde Bedrijven NV (FOOD)......................        241         37
   Otra NV (ETRN)...............................................        240          4
   PolyGram NV (LEIS)...........................................      1,910         97
   Royal Dutch Petroleum Co. (OILS).............................      1,980        346
   Unilever NV (DIVO)...........................................        620        110

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

Netherlands-Continued
   Wolters Kluwer NV (PUBL).....................................      2,820   $    374
                                                                              ---------
                                                                                 1,788

New Zealand-0.5%
   Carter Holt Harvey, Ltd. (PAPR)..............................      3,500          8
   Fernz Corp., Ltd. (CHEM).....................................      2,000          7
   Fletcher Challenge Building (BUIL)...........................      4,000         12
   Fletcher Challenge Energy (OILS).............................      1,000          3
   Fletcher Challenge Forests (PAPR)............................      9,000         15
   Fletcher Challenge Paper (PAPR)..............................      1,000          2
   Telecom Corp. of New Zealand (UTIT)..........................      8,000         41
                                                                              ---------
                                                                                    88

Norway-1.5%
   Bergesen dy AS (TRAN)........................................        250          6
   Norsk Hydro AS (CHEM)........................................      2,530        135
   Orkla AS (DIVO)..............................................      1,710        118
   Saga Petroleum AS - Cl. B (OILS).............................        400          6
                                                                              ---------
                                                                                   265

Philippines-0.2%
   Philippine National Bank* (BANK).............................      3,000         36

Portugal-0.4%
   Estabelecimentos Jeronimo Martins & Filho, Sociedade Gestora
     de Participacoes Sociais SA (RETL).........................        840         43
   Estabelecimentos Jeronimo Martins & Filho, Sociedade Gestora
     de Participacoes Sociais SA (RETL).........................        560         27
                                                                              ---------
                                                                                    70
Singapore-2.8%
   City Developments, Ltd. (READ)...............................      2,000         18
   DBS Land, Ltd. (REAL)........................................      7,000         26
   Development Bank of Singapore, Ltd. (BANK)...................      2,000         27
   Far East Levingston Shipbuilding, Ltd. (OILE)................      2,000         10
   Fraser & Neave, Ltd. (FOOD)..................................      3,000         31
   Hong Kong Land Holdings, Ltd. (READ).........................     43,000        120
   Keppel Corp., Ltd. (DIVO) ...................................      2,000         16
   Overseas Union Bank, Ltd. (BANK).............................      9,000         69
   Singapore Airlines, Ltd. (TRAN)..............................      1,000          9
   Singapore Land, Ltd. (REAL)..................................      8,000         44
   Singapore Press Holdings, Ltd. (PUBL)........................      3,000         59
   Total Access Communication Public Co., Ltd (TELE)............        600          4
   United Industrial Corp. (DIVO)...............................      9,000          8
   United Overseas Bank, Ltd. (BANK)............................      6,000         67
                                                                              ---------
                                                                                   508
South Korea-0.2%
   Samsung Electrics* (ETRN)....................................      1,520         28

Spain-2.5%
   Banco Popular Espanol SA (BANK)..............................        230         45
   Banco Santander SA (BANK)....................................        800         51
   Centros Comerciales Continente SA* (RETL)....................        220          5
   Centros Comerciales Pryca SA (RETL)..........................        610         13
   Corporacion Bancaria de Espana SA (BANK).....................        480         21
   Empresa Nacional de Electricidad SA* (UTIE)..................      1,356         97
   Fomento de Construcciones y Contratas SA (CONS)..............         80          7
   Gas Natural SDG (UTIG).......................................        290         67
   General de Aguas de Barcelona SA (WATR)......................        171          7
   Iberdrola SA (UTIE)..........................................      3,120         44
   Repsol SA (OILS).............................................      1,710         66

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)
COMMON STOCKS-CONTINUED
Spain-Continued
   Sociedade General de Aguas de Barcelona SA* (WATR)...........          2   $      0
   Telefonica de Espana (UTIT)..................................        840         20
                                                                              ---------
                                                                                   443
Sweden-2.5%
   ABB AB (MACH)................................................        260         29
   Astra AB - ADR Ser. A (HEAL).................................      3,930        190
   Atlas Corp. (META)...........................................      1,500         37
   Electrolux AB - Ser. B (HOUS)................................        990         57
   Esselte AB - Cl. B (EDPE)....................................        220          5
   Hennes & Mauritz AB (RETL)...................................        380         53
   Sandvik AB - Cl. A (MACH)....................................      1,410         38
   Sandvik AB - Cl. B (MACH)....................................      1,410         38
   Scribona AB (EDPE)...........................................        290          3
                                                                              ---------
                                                                                   450
Switzerland-3.6%
   ABB AG (MACH)................................................         90        112
   CS Holding AG (BANK).........................................        250         26
   Nestle SA (FOOD).............................................        130        140
   Novartis AG* (HEAL)..........................................        161        184
   Roche Holdings AG (HEAL).....................................         17        132
   Schweizerischer Bankverein (BANK)............................        240         46
                                                                              ---------
                                                                                   640
Thailand-0.3%
   Advanced Info Service plc (TELE).............................      1,300         11
   Bangkok Bank Co., Ltd. (BANK)................................      2,400         23
   Siam Cement Public Co., Ltd. (BUIL)..........................        100          3
   Siam Commercial Bank Public Co., Ltd. (BANK).................      1,750         13
   Thai Farmers Bank Public Co., Ltd. (BANK)....................      1,800         11
                                                                              ---------
                                                                                    61
United Kingdom-15.5%
   Abbey National First Capital BV (BANK).......................     12,000        157
   Argos plc (RETL).............................................      6,733         88
   Asda Group plc (RETL)........................................     31,000         65
   British Gas plc (UTIG).......................................      7,000         27
   British Petroleum Co. plc - ADR* (OILS)......................      5,000         60
   Cable & Wireless plc (TELE)..................................     11,000         92
   Cadbury Schweppes plc (FOOD).................................      9,000         76
   Caradon plc (DIVO)...........................................     15,000         62
   Coats Viyella plc (TEXT).....................................      4,000          9
   Compass Group plc (LODG).....................................      4,000         42
   David S. Smith Holdings plc (PAPR)...........................      8,000         43
   East Midlands Electricity plc (UTIE).........................      2,000         23
   Electrocomponents plc (ETRN).................................      2,000         16
   GKN plc (AUTO)...............................................      1,000         17
   Glaxo Wellcome plc - ADR (HEAL)..............................      8,000        130
   Grand Metropolitan plc (FOOD)................................     13,000        102
   Guinness plc (FOOD)..........................................     12,000         94
   Heywood Williams Group plc (BUIL)............................      2,000          8
   Hillsdown Holdings plc (FOOD)................................      4,000         14
   John Laing plc (CONS)........................................      3,000         14
   Kingfisher plc (RETL)........................................     12,000        130
   Ladbroke Group plc (LEIS)....................................      8,000         32
   London Electricity plc (UTIE)................................      4,000         47
   National Westminster Bank plc (BANK).........................     20,000        234
   Rank Group plc (LEIS)........................................      9,000         68
   Reed International plc (PUBL)................................     11,000        206
   Rolls Royce plc (AERO).......................................      4,000         18

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

United Kingdom-Continued
   RTZ Corp. plc (META).........................................      6,000   $     96
   Safeway plc (RETL)...........................................     10,000         69
   Sears plc (RETL).............................................      3,000          5
   Shell Transport & Trading Co. plc (OILS).....................      9,000        156
   Smithkline Beecham plc (HEAL)................................     19,000        262
   T & N plc (AUTO).............................................     10,000         30
   Tesco plc (RETL).............................................      9,000         55
   Tomkins plc (DIVO)...........................................     25,000        116
   United News & Media plc (PUBL)...............................     10,000        119
                                                                              ---------
                                                                                 2,782
United States-5.4%
   Banco de Galicia y Buenos Aires SA de CV (BANK)..............        511         12
   Banco Frances del Rio de la Plata SA (BANK)..................        737         20
   Banco Latinoamericano de Exportaciones SA - Cl. E (BANK).....        176          9
   Brazil Fund, Inc. (FUND).....................................        860         19
   Cemex SA de CV - ADR* (BUIL).................................      6,030         44
   Centrais Electricas Brasileiras SA - Eletrobras (UTIE).......      3,252         58
   Chile Fund, Inc. (FUND)......................................        610         13
   Chilectra SA - ADR (UTIE)....................................        258         14
   Chilgener SA - ADR (UTIE)....................................        240          5
   Cia. de Telecomunicaciones de Chile SA (UTIT)................        138         14
   Cifra SA de CV - ADR* (RETL).................................     21,176         25
   Companhia Brasileira de Distribuicao Grupo Pao
     de Acucar (RETL)...........................................      1,057         19
   Companhia Energetica de Minas (UTIE).........................      1,551         53
   Compania Anonima Nacional Telefonos de Venezuela* (UTIT).....        370         10
   Compania Cervecerias Unidas SA (FOOD)........................        200          3
   Empresa Nacional de Electricidad SA (UTIE)...................        878         14
   Enersis SA - ADR (UTIE)......................................        503         14
   EVN Energie-Versorgung Niederoesterreich AG (UTIE)...........         20          3
   Gruma SA* (FOOD).............................................        394         10
   Grupo Televisa SA - GDR* (MEDI)..............................        207          5
   Gucci Group NV (TEXT)........................................        127          8
   Huaneng Power International, Inc. - ADR* (UTIE)..............      2,000         45
   Korea Electric Power Corp. (UTIE)............................      1,800         37
   Korea Fund, Inc. (FUND)......................................      2,792         42
   Lojas Americanas SA (RETL)...................................        925         12
   Panamerican Beverages, Inc. - Cl. A (FOOD)...................        580         27
   Sociedad Comercial del Plata - ADR* (CHEM)...................        100          3
   Stora Kopparbergs Bergslags Aktiebolag - Cl. B (PAPR)........      1,000         14
   Telecom Argentina Stet-France Telecom SA - ADR (UTIT)........         70          3
   Telecomunicacoes Brasileiras S/A-Telebras - ADR (TELE).......      3,144        240
   Telefonica de Argentina SA - ADR (UTIT)......................      1,160         30
   Telefonica del Peru SA - ADR (TELE)..........................        230          4
   Telefonos de Mexico SA - ADR (UTIT)..........................      1,560         51
   Transportadora de Gas del Sur SA (OILS)......................        240          3
   Usinas Siderurgicas de Minas Gerais S/A* (META)..............      5,449         56
   YPF Sociedad Anonima - ADR (OILS)............................      1,100         28
                                                                              ---------
                                                                                   967
                                                                              ---------
                                            TOTAL COMMON STOCKS-      90.3%     16,173

WARRANTS
   Estabelecimentos Jeronimo Martins & Filho, Sociedade Gestora
   de Participacoes Sociais SA
     expires 3/27/97 (Cost $7) .................................          0          8
   ING Groep NV
     expires 3/15/01 (Cost $20) ................................          4         27

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                               Market
                         Name of Issuer                              Shares     Value
                                                                               (000's)
WARRANTS-CONTINUED
   La Rinascente SpA
     expires 11/30/99...........................................   $      0   $      0
   United Overseas Bank, Ltd.
     expires 6/17/97 (Cost $8) .................................          2          7
                                                                              ---------
                                                 TOTAL WARRANTS-       0.2%         42
RIGHTS
   Estabelecimentos Jeronimo Martins & Filho, Sociedade Gestora
     de Participacoes Sociais SA expires 1/02/97................          1         14
   Multi-Purpose Holdings Berhad
     expires 1/07/97............................................         27          1
                                                                              ---------
                                                   TOTAL RIGHTS-       0.1%         15
                                                                       Par
                                                                      Value
                                                                     (000's)
SHORT-TERM INVESTMENTS-7.8%
   Investment in joint trading account (Note B)
     6.343% due 1/02/97.........................................   $  1,389      1,389
                                                                   ---------  ---------
                                              TOTAL INVESTMENTS-      98.4%     17,619
                            Cash and receivables, less payables-       1.6%        279
                                                                   ---------  ---------
                                                     NET ASSETS-     100.0%   $ 17,898
                                                                   =========  =========

ADR-American Depository Receipt
*Non-income producing security.
See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                       Industry     Value     Securities
                      Industry                      Abbreviations  (000's)     at Value
Banks and Finance...................................      BANK      1,498         9.2%
Diversified Operations..............................      DIVO      1,375         8.5%
Health Products and Services........................      HEAL      1,373         8.5%
Retail..............................................      RETL      1,273         7.8%
Publications........................................      PUBL      1,133         7.0%
Electronic and Processing Equipment.................      ETRN      1,092         6.7%
Oils and Natural Gas Exploration and Production.....      OILS        928         5.8%
Food, Beverage and Tobacco..........................      FOOD        685         4.2%
Utilities - Electric................................      UTIE        535         3.3%
Telecommunications..................................      TELE        534         3.3%
Chemicals...........................................      CHEM        505         3.1%
Machinery and Equipment.............................      MACH        478         3.0%
Real Estate.........................................      REAL        468         2.9%
Financial Services..................................      FINL        398         2.5%
Metals and Mining...................................      META        389         2.4%
Utilities - Telecommunications......................      UTIT        371         2.3%
Leisure and Recreation Products and Services........      LEIS        326         2.0%
EDP and Office Equipment............................      EDPE        273         1.7%
Miscellaneous.......................................      MISC        220         1.4%
Building Products...................................      BUIL        197         1.2%
Media...............................................      MEDI        187         1.2%
Real Estate Development.............................      READ        179         1.1%
Computer Software and Services......................      SOFT        176         1.1%
Aerospace...........................................      AERO        169         1.0%
Paper and Forest Products...........................      PAPR        151         0.9%
Insurance...........................................      INSU        145         0.9%
Construction........................................      CONS        138         0.9%
Textiles............................................      TEXT        134         0.8%
Transportation......................................      TRAN        121         0.8%
Utilities - Gas.....................................      UTIG        111         0.7%
Audio/Video Home Products...........................      AUDI        105         0.7%
Household and Personal..............................      HOUS        100         0.6%
Automotive and Rubber...............................      AUTO         93         0.6%
Investment Companies................................      FUND         74         0.5%
Lodging and Restaurants.............................      LODG         68         0.4%
Business Services...................................      BUSI         52         0.3%
Soap, Cosmetics and Personal Care...................      SOAP         47         0.3%
Oils and Natural Gas Equipment and Services.........      OILE         38         0.2%
Engineering.........................................      ENGI         27         0.2%
Water and Water Treatment Services..................      WATR          7         0.0%
                                                                 ---------  ---------
                                                                 $ 16,173       100.0%
                                                                 =========  =========


JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1996
-------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)
COMMON STOCKS
Aerospace-1.9%
   Boeing Co.  .................................................        929   $     99
   General Dynamics Corp.  .....................................        200         14
   Lockheed Martin Corp.  ......................................        600         55
   McDonnell Douglas Corp.  ....................................        500         32
   Raytheon Co.  ...............................................        700         34
   United Technologies Corp.  ..................................        700         46
                                                                              --------
                                                                                   280
Automotive and Rubber-2.5%
   Chrysler Corp.  .............................................      2,000         66
   Eaton Corp.  ................................................        300         21
   Ford Motor Co.  .............................................      3,200        102
   General Motors Corp.  .......................................      2,000        112
   Genuine Parts Co.  ..........................................        500         22
   Goodyear Tire & Rubber Co.  .................................        400         21
   TRW, Inc.  ..................................................        300         15
                                                                              --------
                                                                                   359
Banks and Finance-7.2%
   Banc One Corp.  .............................................      1,200         52
   BankBoston Corp.  ...........................................        400         26
   Bank of New York Co., Inc.  .................................      1,100         37
   BankAmerica Corp.  ..........................................        900         90
   Barnett Banks, Inc.  ........................................        400         16
   Boatmen's Bancshares, Inc.  .................................        500         32
   Chase Manhattan Corp.  ......................................      1,100         98
   Citicorp  ...................................................      1,200        124
   Corestates Financial Corp.  .................................        200         10
   Fifth Third Bancorp  ........................................        200         13
   First Bank System, Inc.  ....................................        500         34
   First Union Corp.  ..........................................        800         59
   Fleet Financial Group, Inc.  ................................        800         40
   KeyCorp  ....................................................        800         40
   MBNA Corp.  .................................................        600         25
   Mellon Bank Corp.  ..........................................        500         36
   J.P. Morgan & Co., Inc.  ....................................        500         49
   National City Corp.  ........................................        200          9
   NationsBank Corp.  ..........................................        700         68
   Norwest Corp.  ..............................................      1,100         48
   PNC Bank Corp.  .............................................        300         11
   Suntrust Banks, Inc.  .......................................        200         10
   U.S. Bancorp  ...............................................        700         31
   Wachovia Corp.  .............................................        400         23
   Wells Fargo & Co.  ..........................................        200         54
   Comerica, Inc.  .............................................        300         16
                                                                              --------
                                                                                 1,051

Building Products-0.1%
   Masco Corp.  ................................................        300         11
   Sherwin-Williams Co.  .......................................        200         11
                                                                              --------
                                                                                    22
Business Services-0.2%
   ACNielson Corp.*  ...........................................        133          2
   Ceridian Corp.*  ............................................        300         12
   Dun & Bradstreet Corp.*  ....................................        400         10
                                                                              ---------
                                                                                    24

Chemicals-3.1%
   Air Products & Chemicals, Inc.  .............................        400         28
   Dow Chemical Co.  ...........................................        700         55

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1996
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)

COMMON STOCKS-CONTINUED
Chemicals-Continued
   E.I. du Pont de Nemours & Co.  ..............................      1,500   $    142
   Eastman Chemical Co.  .......................................        300         17
   Engelhard Corp.  ............................................        400          8
   W.R. Grace & Co.  ...........................................        300         16
   Great Lakes Chemical Corp.  .................................        200          9
   Hercules, Inc.  .............................................        400         17
   Monsanto Co.  ...............................................      1,600         62
   Morton International, Inc.  .................................        200          8
   PPG Industries, Inc.  .......................................        500         28
   Praxair, Inc.  ..............................................        400         18
   Rohm & Haas Co.  ............................................        200         16
   Sigma-Aldrich Corp.  ........................................        100          6
   Union Carbide Corp.  ........................................        500         20
                                                                              ---------
                                                                                   450

Computer Software and Services-3.3%
   Automatic Data Processing, Inc.  ............................        800         34
   Cabletron Systems, Inc.*  ...................................        600         20
   Computer Associates International, Inc.  ....................        950         47
   Computer Sciences Corp.*  ...................................        200         16
   First Data Corp.  ...........................................      1,200         44
   Microsoft Corp.*  ...........................................      3,000        247
   Novell, Inc.*  ..............................................      1,000          9
   Oracle Corp.*  ..............................................      1,700         71
                                                                              ---------
                                                                                   488

Diversified Operations-2.8%
   American Brands, Inc.  ......................................        500         25
   Cognizant Corp.  ............................................        500         17
   Corning, Inc.  ..............................................        300         14
   ITT Industries, Inc.  .......................................        200          5
   Illinois Tool Works, Inc.  ..................................        400         32
   Loews Corp.  ................................................        200         19
   Minnesota Mining & Manufacturing Co.  .......................      1,100         91
   Sara Lee Corp.  .............................................      1,200         45
   Tenneco, Inc.  ..............................................        600         27
   Textron, Inc.  ..............................................        300         28
   Trinova Corp.  ..............................................        200          7
   Tyco International, Ltd.  ...................................        500         26
   Unilever NV  ................................................        400         70
                                                                              ---------
                                                                                   406

EDP and Office Equipment-3.1%
   Alco Standard Corp.  ........................................        400         21
   Apple Computer, Inc.*  ......................................        500         10
   Compaq Computer Corp.*  .....................................        700         52
   Dell Computer Corp.*  .......................................        500         27
   Digital Equipment Corp.*  ...................................        400         15
   John H. Harland Co.  ........................................        400         13
   IBM Corp.  ..................................................      1,300        196
   Seagate Technology, Inc.*  ..................................        400         16
   Silicon Graphics, Inc.*  ....................................        600         15
   Xerox Corp.  ................................................        900         47
   Pitney Bowes, Inc.  .........................................        700         38
                                                                              ---------
                                                                                   450

Electronic and Processing Equipment-9.6%
   Advanced Micro Devices, Inc.*  ..............................        300          8
   AMP, Inc.  ..................................................        600         23
   Applied Materials, Inc.*  ...................................        500         18

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--Continued

--------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996

--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares     Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

Electronic and Processing Equipment-Continued
   Bay Networks, Inc.*  ........................................        500   $     10
   Cisco Systems, Inc.*  .......................................      1,700        108
   DSC Communications Corp.*  ..................................        300          5
   EMC Corp.*  .................................................        600         20
   Emerson Electric Co.  .......................................        700         68
   General Electric Co.  .......................................      4,100        404
   General Instrument Corp.*  ..................................        400          9
   Hewlett-Packard Co.  ........................................      2,600        131
   Intel Corp.  ................................................      2,100        274
   LSI Logic Corp.*  ...........................................        400         11
   Micron Technology, Inc.  ....................................        500         15
   Motorola, Inc.  .............................................      1,500         92
   National Semiconductor Corp.*  ..............................        200          5
   Rockwell International Corp.*  ..............................        700         43
   Sun Microsystems, Inc.*  ....................................      1,500         39
   Texas Instruments, Inc.  ....................................        500         32
   3Com Corp.*  ................................................        400         29
   Westinghouse Electric Corp.  ................................      1,400         28
   Honeywell, Inc.  ............................................        500         33
                                                                              ---------
                                                                                 1,405

Engineering-0.2%

   Fluor Corp.  ................................................        400         25

Financial Services-2.1%

   H.F. Ahmanson & Co.  ........................................        800         26
   American Express Co.  .......................................      1,200         68
   H & R Block, Inc.  ..........................................        300          9
   Dean Witter Discover & Co.  .................................        500         33
   First Chicago NBD Corp.  ....................................      1,000         54
   Green Tree Financial Corp.  .................................        400         15
   Household International, Inc.  ..............................        200         18
   Merrill Lynch & Co., Inc.  ..................................        400         33
   Morgan Stanley Group, Inc.  .................................        400         23
   RyderSystem, Inc.  ..........................................        400         11
   Salomon, Inc.  ..............................................        300         14
                                                                              ---------
                                                                                   304

Food, Beverage and Tobacco-7.6%

   Albertsons, Inc.  ...........................................        700         25
   Anheuser-Busch Cos., Inc.  ..................................      1,300         52
   Archer-Daniels-Midland Co.  .................................      1,330         29
   CPC International, Inc.  ....................................        500         39
   Campbell Soup Co.  ..........................................        500         40
   Coca-Cola Co.  ..............................................      6,400        336
   ConAgra, Inc.  ..............................................        700         35
   Fleming Cos., Inc.  .........................................        400          7
   General Mills, Inc.  ........................................        500         32
   H.J. Heinz Co.  .............................................      1,100         39
   Kellogg Co.  ................................................        600         39
   PepsiCo, Inc.  ..............................................      4,100        120
   Philip Morris Cos., Inc.  ...................................      1,800        202
   Pioneer Hi-Bred International, Inc.  ........................        100          7
   Quaker Oats Co.  ............................................        400         15
   Ralston-Ralston Purina Group  ...............................        100          7
   Seagram Co., Ltd.  ..........................................        600         23
   UST, Inc.  ..................................................      1,100         36
   Wm. Wrigley Jr. Co.  ........................................        200         11
   Sysco Corp.  ................................................        600         20
                                                                              ---------
                                                                                 1,114

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1996
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                                Market
                         Name of Issuer                              Shares      Value
                                                                                (000's)

COMMON STOCKS-CONTINUED
Government Agencies-1.0%
   Federal Home Loan Mortgage Corp.  ...........................        300   $     33
   Federal National Mortgage Assoc.  ...........................      3,100        115
                                                                              ---------
                                                                                   148

Health Products and Services-10.0%
   Abbott Laboratories  ........................................      2,000        102
   Alza Corp.*  ................................................        300          8
   American Home Products Corp.*  ..............................      1,600         94
   Amgen, Inc.*  ...............................................        700         38
   C.R. Bard, Inc.  ............................................        400         11
   Baxter International, Inc.  .................................        900         37
   Becton, Dickinson & Co.  ....................................        300         13
   Boston Scientific Corp.*  ...................................        500         30
   Bristol-Myers Squibb Co.  ...................................      1,200        131
   CVS Corp.  ..................................................        400         17
   Columbia/HCA Healthcare Corp.  ..............................      1,650         67
   Fresenius Medical Care AG - Pref.*  .........................        300          0
   Humana, Inc.*  ..............................................        400          8
   Johnson & Johnson  ..........................................      3,300        164
   Eli Lilly & Co.  ............................................      1,400        102
   Mallinckrodt, Inc.  .........................................        100          4
   Manor Care, Inc.  ...........................................        100          3
   Medtronic, Inc.  ............................................        700         48
   Merck & Co., Inc.  ..........................................      3,000        237
   Pharmacia & Upjohn, Inc.  ...................................      1,400         55
   Pfizer, Inc.  ...............................................      1,600        133
   St. Jude Medical, Inc.*  ....................................        300         13
   Schering-Plough Corp.  ......................................      1,000         65
   Tenet Healthcare Corp.  .....................................        500         11
   United Healthcare Corp.  ....................................        500         23
   Warner-Lambert Co.  .........................................        700   $     53
                                                                              ---------
                                                                                 1,467

Household and Personal-2.7%
   Clorox Co.  .................................................        200         20
   Colgate-Palmolive Co.  ......................................        400         37
   Newell Co.  .................................................        100          3
   Procter & Gamble Co.  .......................................      1,700        183
   Reebok International, Ltd.  .................................        300         13
   Tupperware Corp.  ...........................................        200         11
   Whirlpool Corp.  ............................................        400         19
   Avon Products, Inc.  ........................................        400         23
   Gillette Co.  ...............................................      1,200         93
                                                                              ---------
                                                                                   402

Insurance-3.9%
   Aetna, Inc.  ................................................        500         40
   Alexander & Alexander Services, Inc.  .......................        300          5
   Allstate Corp.  .............................................      1,300         75
   American General Corp.  .....................................        300         12
   American International Group, Inc.  .........................      1,200        130
   Aon Corp.  ..................................................        400         25
   Cigna Corp.  ................................................        200         27
   Chubb Corp.  ................................................        600         32
   General Re Corp.  ...........................................        300         47
   Marsh & McLennan Cos., Inc.  ................................        200         21
   Providian Corp.  ............................................        300         15
   Safeco Corp.  ...............................................        500         20
   St. Paul Cos., Inc.  ........................................        300         18
   Travelers Group, Inc.  ......................................      1,333         60

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1996
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                               Market
                         Name of Issuer                             Shares      Value
                                                                               (000's)

COMMON STOCKS-CONTINUED
Insurance-Continued
   UNUM Corp.  .................................................        100   $      7
   USLIFE Corp.  ...............................................        400         13
   ITT Hartford Group, Inc.  ...................................        400         27
                                                                              ---------
                                                                                   574

Leisure and Recreation Products and Services-1.1%
   Brunswick Corp.  ............................................        300          7
   The Walt Disney Co.  ........................................      1,800        125
   Harrah's Entertainment, Inc.*  ..............................        300          6
   Mattel, Inc.  ...............................................        700         19
                                                                              ---------
                                                                                   157

Lodging and Restaurants-1.2%
   HFS, Inc.*  .................................................        400         24
   Hilton Hotels Corp.  ........................................        800         21
   ITT Corp.*  .................................................        400         17
   Luby's Cafeterias, Inc.  ....................................        300          6
   Marriot International, Inc.  ................................        400         22
   McDonald's Corp.  ...........................................      1,900         86
                                                                              ---------
                                                                                   176

Machinery and Equipment-1.3%
   Allied Signal, Inc.  ........................................        800         54
   Black & Decker Corp.  .......................................        100          3
   Case Corp.  .................................................        200         11
   Caterpillar, Inc.  ..........................................        600         45
   Cooper Industries, Inc.  ....................................        400         17
   Deere & Co.  ................................................        800         33
   Dover Corp.  ................................................        200         10
   Parker-Hannifin Corp.  ......................................        100          4
   Ingersoll-Rand Co.  .........................................        200          9
   Cincinnati Milacron, Inc.  ..................................        200   $      4
                                                                              ---------
                                                                                   190

Media-1.6%
   CUC International, Inc.*  ...................................      1,050         25
   Comcast Corp. - Cl. A  ......................................        300          5
   New York Times Co. - Cl. A  .................................        400         15
   Tele-Communications, Inc.*  .................................      1,200         16
   Time Warner, Inc. - Debs.  ..................................      1,400         53
   Tribune Co.  ................................................        200         16
   U.S. West, Inc.*  ...........................................      1,200         22
   Viacom, Inc. - Cl. B*  ......................................        800         28
   Gannett Co., Inc.  ..........................................        500         37
   Knight-Ridder, Inc.  ........................................        200          8
   McGraw-Hill Cos., Inc.  .....................................        200          9
                                                                              ---------
                                                                                   234

Metals and Mining-1.5%
   Alcan Aluminium, Ltd.  ......................................        300         10
   Allegheny Teldyne, Inc.  ....................................        292          7
   Aluminum Co. of America  ....................................        500         32
   Barrick Gold Corp.  .........................................        800         23
   Bethlehem Steel Corp.*  .....................................        200          2
   Cyprus Amax Minerals Co.  ...................................        400          9
   Homestake Mining Co.  .......................................        600          9
   Inco, Ltd.  .................................................        500         16
   Newmont Mining Corp.  .......................................        400         18
   Nucor Corp.  ................................................        300         15
   Phelps Dodge Corp.  .........................................        300         20
   Placer Dome, Inc.  ..........................................        700         15

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1996
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                               Market
                         Name of Issuer                              Shares     Value
                                                                               (000's)

COMMON STOCKS-CONTINUED
Metals and Mining-Continued
   Reynolds Metals Co.  ........................................        400   $     23
   Santa Fe Pacific Gold Corp.  ................................        900         14
   USX-US Steel Group, Inc.  ...................................        400         13
                                                                              ---------
                                                                                   226

Miscellaneous-0.3%
   American Greetings Corp. - Cl. A  ...........................        400         11
   Crown Cork & Seal Co., Inc.  ................................        300         16
   Service Corp. International  ................................        700         20
   Stone Container Corp.  ......................................        200          3
                                                                              ---------
                                                                                    50

Oils and Natural Gas Equipment and Services-0.8%
   Baker Hughes, Inc.  .........................................        400         14
   Dresser Industries, Inc.  ...................................        400         12
   Halliburton Co.  ............................................        400         24
   Schlumberger Ltd.  ..........................................        700         70
                                                                              ---------
                                                                                   120

Oils and Natural Gas Exploration and Production-8.8%
   Amerada Hess Corp.  .........................................        400         23
   Amoco Corp.  ................................................      1,400        113
   Atlantic Richfield Co.  .....................................        500         66
   Burlington Resources, Inc.  .................................        200         10
   Chevron Corp.  ..............................................      1,800        117
   Coastal Corp.  ..............................................        200         10
   Consolidated Natural Gas Co.  ...............................        300         17
   Enron Corp.  ................................................        300         13
   ENSERCH Corp.  ..............................................        100          2
   Exxon Corp.  ................................................      3,200        313
   Kerr-McGee Corp.  ...........................................        200         14
   Mobil Corp.  ................................................      1,100        134
   Occidental Petroleum Corp.  .................................        400          9
   PanEnergy Corp.  ............................................        600         27
   Phillips Petroleum Co.  .....................................        800         35
   Royal Dutch Petroleum Co.  ..................................      1,300        221
   Santa Fe Energy Resources, Inc.  ............................        400          6
   Sonat, Inc.  ................................................        100          5
   Sun Co., Inc.  ..............................................        200          5
   Texaco, Inc.  ...............................................        800         79
   USX-Marathon Group  .........................................        800         19
   Union Pacific Resources Group, Inc.  ........................        508         15
   Unocal Corp.  ...............................................        800         33
   Williams Cos., Inc.  ........................................        150          6
                                                                              ---------
                                                                                 1,292

Paper and Forest Products-1.3%
   Champion International Corp.  ...............................        300         13
   Georgia Pacific Corp.  ......................................        300         22
   International Paper Co.  ....................................        900         36
   James River Corp. of Virginia  ..............................        200          7
   Kimberly-Clark Corp.  .......................................        800         76
   Mead Corp.  .................................................        100          6
   Weyerhaeuser Co.  ...........................................        500         24
   Willamette Industries, Inc.  ................................        100          7
   Boise Cascade Corp.  ........................................        100          3
                                                                              ---------
                                                                                   194

Photography and Related Services-0.5%
   Eastman Kodak Co.  ..........................................        900         72
   Polaroid Corp.  .............................................        100          4
                                                                              ---------
                                                                                    76

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996

--------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
                                                                               Market
                         Name of Issuer                             Shares     Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

Pollution Control Equipment and Services-0.4%
   Browning-Ferris Industries, Inc.  ...........................        700   $     18
   WMX Technologies, Inc.  .....................................      1,400         46
                                                                              ---------
                                                                                    64

Printing-0.1%
   R.R. Donnelley & Sons Co.  ..................................        500         16

Publications-0.1%
   Times Mirror Co. - Cl. A  ...................................        300         15

Retail-4.4%
   American Stores Co.  ........................................        500         20
   Circuit City Stores, Inc.  ..................................        300          9
   Dayton-Hudson Corp.  ........................................        500         20
   Dillard Department Stores, Inc. - Cl. A  ....................        400         12
   Federated Department Stores, Inc.*  .........................        700         24
   Gap, Inc.  ..................................................        800         24
   Hasbro, Inc.  ...............................................        200          8
   Home Depot, Inc.  ...........................................      1,300         65
   Kmart Corp.*  ...............................................      1,500         16
   Kroger Co.*  ................................................        300         14
   Limited, Inc.  ..............................................        600         11
   Liz Claiborne, Inc.  ........................................        100          4
   Lowe's Cos., Inc.  ..........................................        600         21
   May Department Stores Co.  ..................................        600         28
   Nike, Inc. - Cl. B  .........................................        600         36
   Nordstrom, Inc.  ............................................        400         14
   J.C. Penney, Inc.  ..........................................        700         34
   Price/Costco, Inc.*  ........................................        800         20
   Sears Roebuck & Co.  ........................................      1,100         51
   TJX Cos., Inc.  .............................................        200          9
   Toys "R" Us, Inc.*  .........................................        900         27
   Wal-Mart Stores, Inc.  ......................................      5,900        135
   Walgreen Co.  ...............................................        500         20
   Winn-Dixie Stores, Inc.  ....................................        300          9
   Woolworth Corp.*  ...........................................        300          7
                                                                              ---------
                                                                                   638

Soap, Cosmetics and Personal Care-0.1%
   International Flavors & Fragrances, Inc.  ...................        300         14

Telecommunications-1.1%
   Airtouch Communications, Inc.*  .............................        800         20
   Andrew Corp.*  ..............................................        200         11
   Lucent Technologies, Inc.  ..................................      1,669         77
   Northern Telecom, Ltd.  .....................................        700         43
   Tellabs, Inc.*  .............................................        400         15
                                                                              ---------
                                                                                   166

Transportation-1.5%
   AMR Corp.*  .................................................        300         26
   Burlington Northern Santa Fe  ...............................        400         35
   CSX Corp.  ..................................................        600         25
   Conrail, Inc.  ..............................................        300         30
   Delta Air Lines, Inc.  ......................................        200         14
   Federal Express Corp.  ......................................        400         18
   Norfolk Southern Corp.  .....................................        300         26
   Southwest Airlines Co.  .....................................        200          4
   Union Pacific Corp.  ........................................        600         36
                                                                              ---------
                                                                                   214

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996

------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                               Market
                         Name of Issuer                              Shares     Value
                                                                               (000's)
COMMON STOCKS-CONTINUED

Utilities - Electric-2.8%
   American Electric Power Co.  ................................        600   $     25
   Baltimore Gas & Electric Co.  ...............................        500         13
   Carolina Power & Light Co.  .................................        300         11
   Central & South West Corp.  .................................        700         18
   Consolidated Edison Co. of New York, Inc.  ..................        800         23
   Dominion Resources, Inc.  ...................................        600         23
   Duke Power Co.  .............................................        600         28
   Entergy Corp.  ..............................................      1,000         28
   FPL Group, Inc.  ............................................        800         37
   Niagara Mohawk Power Corp.*  ................................        400          4
   Peco Energy Co.  ............................................      1,100         28
   Pacific Gas & Electric Co.  .................................      1,500         32
   Southern Co.  ...............................................      1,700         38
   Texas Utilities Co.  ........................................        700         29
   Unicom Corp.  ...............................................        600         16
   Union Electric Co.  .........................................        300         12
   CINergy Corp.  ..............................................        900         30
   Houston Industries, Inc.  ...................................        600         14
                                                                             ---------
                                                                                   409

Utilities - Telecommunications-6.5%
   AT & T Corp.  ...............................................      4,200        183
   Alltel Corp.  ...............................................        400         13
   Ameritech Corp.  ............................................      1,500         91
   Bell Atlantic Corp.  ........................................      1,200         78
   BellSouth Corp.  ............................................      2,600        105
   GTE Corp.  ..................................................      2,500        114
   MCI Communications Corp.  ...................................      1,700         56
   NYNEX Corp.  ................................................      1,300         63
   Pacific Telesis Group  ......................................      1,300         48
   SBC Communications, Inc.  ...................................      1,700         88
   Sprint Corp.  ...............................................      1,000         40
   U.S. West Communications Group  .............................      1,400         45
   Worldcom, Inc.  .............................................        900         23
                                                                             ---------
                                                                                   947

                                                                             ---------
                                            TOTAL COMMON STOCKS-      96.7%     14,167

                                                                       Par
                                                                      Value
                                                                     (000's)
 SHORT-TERM INVESTMENTS-5.5%
   Investment in joint trading account (Note B)
     6.343% due 1/02/97.........................................   $    802        802
                                                                  ---------  ---------
                                              TOTAL INVESTMENTS-     102.2%     14,969
                            Payables, less cash and receivables-     (2.2)%       (319)
                                                                  ---------  ---------
                                                     NET ASSETS-    100.0%    $ 14,650
                                                                  =========  =========


ADR-American Depository Receipt
*Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1996
-------------------------------------------------------------------------------
STRATEGIC BOND PORTFOLIO

                                                                     Par       Market
                        Name of Issuer                              Value      Value
                                                                   (000's)     (000's)
PUBLICLY-TRADED BONDS

Banks and Finance-7.8%
   KeyCorp - Sub. Notes (US)
     6.75% due 3/15/06.........................................   $     500   $    488
   Midland Bank plc - Sub. Notes (US)
     7.625% due 6/15/06........................................         500        516
                                                                              ---------
                                                                                 1,004

Financial Services-9.6%
   Eaglemark Credit - Asset Bkd. Ser. 96-2A (US)
     6.75% due 11/15/02........................................         409        412
   First Plus Home Loan Trust - Ser. 1996-2 Cl. A3 (US)
     7.15% due 3/20/09.........................................         500        507
   Onyx Acceptance Grantor Trust - Ser. 1996-2 Cl. A (US)
     6.40% due 10/15/01........................................         314        315
                                                                              ---------
                                                                                 1,234

Foreign-1.7%
   Comtel Brasileira, Ltd. - Notes 144A (BR) (a)
     10.75% due 9/26/04........................................         100        103
   Indah Kiat International Finance - Bonds (DE)
     12.50% due 6/15/06........................................         100        110
                                                                              ---------
                                                                                   213

Foreign Governmental-29.9%
   Australian Government - Bonds (AU)
     6.75% due 11/15/06........................................         550        419
   Federal Republic of Germany - Bonds (DE)
     7.50% due 11/11/04........................................         310        225
     6.25% due 1/04/24.........................................         310        191
   Finnish Government - Bonds (FI)
     7.25% due 4/18/06.........................................       1,000        233
   Government of Canada - Debs. (CA)
     9.00% due 6/01/25.........................................         180        164
   Government of Japan - Bonds (JP)
     3.00% due 9/20/05.........................................      25,000        222
   Government of Spain - Bonds (ES)
     10.00% due 2/28/05........................................      20,000        185
     8.80% due 4/30/06.........................................      37,000        318
   Kingdom of Belgium - Debs. (BE)
     7.75% due 12/22/00........................................       5,800        205
   Kingdom of Sweden - Debs. (SE)
     13.00% due 6/15/01........................................         700        132
   Province of Quebec - Debs. (US)
     6.50% due 1/17/06.........................................         515        497
   Republic of Italy - Bonds (IT)
     10.50% due 9/01/05........................................     150,000        118
   Republic of Italy - Debs. (IT)
     10.50% due 4/01/00........................................     885,000        650
   U.K. Treasury - Bonds (GB)
     8.00% due 6/10/03.........................................          92        163
     6.75% due 11/26/04........................................          85        140
                                                                              ---------
                                                                                 3,862
Government Agencies-22.2%
   Federal National Mortgage Assoc.  (US)
     8.00% due 6/01/11.........................................         303        312
     7.50% due 7/01/26.........................................         589        589
     7.50% due 1/01/99.........................................          65         65
   Government National Mortgage Assoc.  (US)
     8.00% due 5/15/26.........................................         493        503
     7.50% due 6/15/26.........................................         485        486
     7.50% due 6/15/26.........................................         328        328

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1996
--------------------------------------------------------------------------------
STRATEGIC BOND PORTFOLIO

                                                                      Par      Market
                        Name of Issuer                               Value      Value
                                                                    (000's)    (000's)
PUBLICLY-TRADED BONDS-CONTINUED

Government Agencies-Continued
     7.50% due 7/20/26.........................................   $     591   $    589
                                                                              ---------
                                                                                 2,872

Media-0.9%
   TCI Communications, Inc. - Debs. (US)
     7.875% due 2/15/26........................................         140        121

Metals and Mining-1.2%
   Oregon Steel Mills, Inc. - 1st Mtge. Notes (US)
     11.00% due 6/15/03........................................          50         53
   Ryderson Tull, Inc. - Notes (US)
     9.125% due 7/15/06........................................         100        105
                                                                              ---------
                                                                                   158

Miscellaneous-0.8%
   Allied Waste NA - Sr. Sub. Notes 144A (US)  (a)
     10.25% due 12/01/06.......................................         100        105

Telecommunications-0.8%
   Paging Network, Inc. - Sr. Sub. Notes 144A (US)  (a)
     10.00% due 10/15/08.......................................         100        101

U.S. Governmental-5.0%
   U.S. Treasury - Bonds (US)
     10.375% due 11/15/12......................................         300        386
   U.S. Treasury - Notes (US)
     6.875% due 5/15/06........................................          50         52
     7.00% due 7/15/06.........................................         200        208
                                                                              ---------
                                                                                   646

Utilities - Electric-7.1%
   National Rural Utilities - Bonds (US)
     7.30% due 9/15/06.........................................   $     500   $    512
   Niagara Mohawk Power Corp. - 1st Mtge. Bonds (US)
     7.375% due 8/01/03........................................         100         94
   Southern California Edison Co. - 1st Ref. Mtge. Bonds (US)
     7.125% due 7/15/25........................................         325        307
                                                                              ---------
                                                                                   913

Utilities - Telecommunications-0.9%
   Philippine Long Distance Telephone - Debs. (US)
     10.625% due 6/02/04.......................................         100        114
                                                                              ---------
                                   TOTAL PUBLICLY-TRADED BONDS-       87.9%     11,343

SHORT-TERM INVESTMENTS-9.9%
   Investment in joint trading account (Note B)
     6.343% due 1/02/97........................................       1,282      1,282
                                                                  ----------  ---------
                                             TOTAL INVESTMENTS-       97.8%     12,625
                           Cash and receivables, less payables-        2.2%        282
                                                                  ----------  ---------
                                                    NET ASSETS-     100.0%    $ 12,907
                                                                  ==========  =========

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities aggregated $309 or 2.4% of the net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
STRATEGIC BOND PORTFOLIO
SUMMARY OF LONG-TERM SECURITIES BY COUNTRY

                                                                     Market
                                                       Country        Value
                     Country                         Abbreviation    (000's)
UNITED STATES.......................................       US        $ 7,875
ITALY...............................................       IT            768
SPAIN...............................................       ES            503
AUSTRALIA...........................................       AU            419
GERMANY.............................................       DE            416
UNITED KINGDOM......................................       GB            303
JAPAN...............................................       JP            222
FINLAND.............................................       FI            233
BELGIUM.............................................       BE            205
CANADA..............................................       CA            164
SWEDEN..............................................       SE            132
BRAZIL..............................................       BR            103
                                                                     --------
                                                                     $11,343
                                                                     ========

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
(000's Omitted)
NOTE A--ORGANIZATION

  The John Hancock Variable Series Trust I (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is organized as a Massachusetts business trust. The Fund consists of eighteen portfolios: Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index and Strategic Bond. The Fund may add or delete portfolios in the future to accommodate various investment objectives. The Fund has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), and John Hancock Mutual Life Insurance Account UV ("JHMVLAUV") to fund contracts and policies issued by John Hancock Mutual Insurance Company ("John Hancock").

NOTE B--ACCOUNTING POLICIES

  Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments: For the Large Cap Growth, Small Cap Growth, Mid Cap Growth, Large Cap Value, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Small Cap Value, and Equity Index
Portfolios: Common stocks and other such securities traded on national securities exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

  For the Sovereign Bond, Managed, Short-Term U.S. Government and Strategic Bond Portfolios: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

  For the Money Market Portfolio: The Board of Trustees has determined that the appropriate method for valuing Portfolio securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Portfolio does not exceed 90 days. Accordingly, Portfolio securities are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Portfolio.

  For each of the Portfolios, short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost which approximates market value.

  For the International Portfolios: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------

(000's Omitted)
NOTE B--ACCOUNTING POLICIES--Continued

such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Portfolio securities initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Currency Translation."

  Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Portfolios, are valued at fair value as determined in good faith by the Board of Trustees.

  Investment security transactions are recorded on the date of purchase or sale. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Large Cap Growth, International Equities, International Balanced, Mid Cap Growth, Large Cap Value, Special Opportunities, Growth & Income, Managed, International Opportunities, Equity Index and Strategic Bond Portfolios are shown net of foreign taxes withheld of $38, $303, $43, $1, $2, $7, $235, $146, $23, $1, and
$8, respectively. Realized gains and losses from security transactions are determined on the basis of identified cost.

  Repurchase Agreements: The Portfolios of the Fund may enter into repurchase agreements which are contracts under which a Portfolio would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. A Portfolio will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

  Joint Repurchase Agreements: The Small Cap Growth, International Equities and Special Opportunities Portfolios of the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Sub-Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. These government securities have an aggregate market value of $160,321, with maturity dates ranging from June 30, 1998, through November 15, 2018. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Sub-Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
(000's Omitted)
NOTE B--ACCOUNTING POLICIES--Continued

  Joint Trading Account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios of the Trust may pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of seven days. Joint Account holdings as of December 31, 1996:

                                                                Par     Market
   Name of Issuer                                              Value    Value
   --------------                                             -------- --------
BP America, Inc.
 7.15% due 01/02/97.......................................... $ 40,000 $ 39,992
Ford Motor Credit Corp.
 5.92% due 01/02/97..........................................   22,000   21,996
Fuji Bank, Ltd.
 6.22% due 01/02/97..........................................   25,000   25,026
Prudential Funding Corp.
 5.90% due 01/02/97..........................................   14,827   14,825
UBS Finance Delaware, Inc.
 6.20% due 01/02/97..........................................   11,000   10,998
Dean Witter Discover and Co.
 6.00% due 01/03/97..........................................   30,000   29,990
Sony Capital Corp.
 6.40% due 01/03/97..........................................   16,221   16,215
American Express Credit Corp.
 5.80% due 01/07/97..........................................   28,019   27,992
Merrill Lynch and Company, Inc.
 6.00% due 01/07/97..........................................   11,000   10,989
                                                              -------- --------
 Joint Account Totals........................................ $198,067 $198,023
                                                              ======== ========

  Financial Futures Contracts: The Sovereign Bond, Special Opportunities, Managed, Short-Term U.S. Government, Large Cap Growth, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities and International Balanced Portfolios may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time a Portfolio enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Portfolio as unrealized gains or losses.

  When the contracts are closed, the Portfolio recognizes a gain or a loss. Risk of entering into futures contracts include the possibility that there may be an illiquid and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Portfolio could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 1996, the International Balanced Portfolio had a payable for futures variation margin of $20. There were no other open positions in financial futures contracts at December 31, 1996.

  Forward Foreign Currency Contracts: A Portfolio may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Portfolio's currency exposure. Contracts to buy generally are used to change the Portfolio's exposure to foreign currencies, while contracts to sell are used to hedge the Portfolio's investments against currency fluctuations. Neither type of foreign currency

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------

(000's Omitted)
NOTE B--ACCOUNTING POLICIES--Continued

transaction will eliminate fluctuations in the prices of the Portfolio's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gains (losses) on the purchases and sales of forward foreign currency contracts are recognized on settlement date.

  Currency Translation: For the International Balanced, Mid Cap Growth and Strategic Bond Portfolios: all assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Portfolio. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

  Reported net realized gains and losses on foreign currency transactions include net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received.

  Dividends: A dividend of its net investment income will be declared and distributed daily by the Money Market Portfolio. Dividends of net investment income will be declared and distributed monthly by other Portfolios. Each Portfolio will distribute all of its net realized capital gains annually, at the end of its fiscal year.

  Federal Income Taxes: Each of the Portfolios of the Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1996, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows:
The Small Cap Growth had $923 which expires in 2004, Mid Cap Growth had $315 which expires in 2004, and International Opportunities had $7 which expires in 2004.

  Expenses: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

  On February 13, 1996 and April 9, 1996, the Fund renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rates:

  For the Growth & Income, Sovereign Bond, Money Market and Equity Index Portfolios, 0.25% on an annual basis of the net assets of each Portfolio;

  For the Large Cap Growth and Managed Portfolios, 0.40% on an annual basis of the first $500,000 of the net assets of each Portfolio; 0.35% for net assets between $500,000 and $1,000,000; and 0.30% for that portion in excess of $1,000,000.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------

(000's Omitted)
NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES-- Continued

  For the Real Estate Equity Portfolio, 0.60% on an annual basis of the first $300,000 of the Portfolio's net assets, 0.50% for the net assets between $300,000 and $800,000; and 0.40% for net assets in excess of $800,000.

  For the International Equities Portfolio, 0.60% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.55% for net assets between $250,000 and $500,000; and 0.50% for net assets in excess of $500,000.

  For the Special Opportunities Portfolio, 0.75% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.70% for net assets between $250,000 and $500,000; and 0.65% for net assets in excess of $500,000.

  For the Short-Term U.S. Government Portfolio, 0.50% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.45% for net assets between $250,000 and $500,000; and 0.40% for net assets in excess of $500,000.

  For the Large Cap Value and Small Cap Growth Portfolios, 0.75% on an annual basis of the average daily net assets of each Portfolio;

  For the Mid Cap Growth Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; and 0.80% on an annual basis of the portion in excess of $100,000;

  For the Mid Cap Value Portfolio, 0.80% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.775% for net assets between $250,000 and $500,000; 0.75% for net assets between $500,000 and $750,000, and 0.725%
for net assets in excess of $750,000;

  For the Small Cap Value Portfolio, 0.80% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.75% for net assets between $100,000 and $200,000; and 0.65% for net assets in excess of $200,000.

  For the Strategic Bond Portfolio, 0.75% on an annual basis of the first $25,000 of the Portfolio's net assets; 0.65% for net assets between $25,000 and $75,000; 0.55% for net assets between $75,000 and 150,000; and 0.50% for the net assets in excess of $150,000;

  For the International Opportunities Portfolio, 1.00% on an annual basis of the first $20,000 of the Portfolio's net assets; 0.85% for net assets between $20,000 and $50,000; and 0.75% for net assets in excess of $50,000; and

  For the International Balanced Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.70% for the net assets in excess of $100,000.

  John Hancock has entered into Sub-Advisory Agreements with Independence Investment Associates with respect to the Large Cap Growth, Managed, Real Estate Equity, Short-Term U.S. Government, and Equity Index Portfolios; with John Hancock Advisers with respect to the Sovereign Bond, Small Cap Growth, International Equities, and Special Opportunities Portfolios, each of whom is an affiliate of John Hancock, and under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios. John Hancock maintains responsibility for the day-to-day management of the Money Market Portfolio.

  John Hancock has also entered into the Sub-Advisory Agreements with T. Rowe Price Associates, Inc., with respect to the Large Cap Value Portfolio; with Rowe Price-Fleming International, with respect to the International Opportunities Portfolio; with Janus Capital Corporation, with respect to the Mid Cap Growth Portfolio; with Neuberger & Berman Management, L.P., with respect to the Mid Cap Value Portfolio; with INVESCO Management Research, with respect to the Small Cap Value Portfolio, with J.P.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
(000's Omitted)
NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES-- Continued

Morgan Investment Management Inc., with respect to the Strategic Bond Portfolio, and with Brinson Partners, Inc., with respect to the International Balanced Portfolio, each of whom under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios.

  John Hancock is the principal underwriter and transfer agent of the Fund. Certain officers and trustees of the Fund are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHMVLAUV, JHVAAV, and JHVAAU, and some are also officers of John Hancock. Fees for independent trustees are paid by the Fund.

  In the event that normal operating expenses of each Portfolio, exclusive of investment advisory fee, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.25% of each Portfolio's daily net asset value, John Hancock and JHVLICO will reimburse each Portfolio for such excess. Accordingly, for the year ended December 31, 1996, the reimbursement paid from John Hancock and JHVLICO was $51 to Small Cap Growth, $50 to International Balanced, $63 to Mid Cap Growth, $65 to Large Cap Value, $55 to Mid Cap Value, $10 to Short-Term U.S. Government, $56 to Small Cap Value, $145 to International Opportunities, $102 to Equity Index, and $50 to Strategic Bond Portfolios.

  During the period ended December 31, 1996, the Investment Adviser voluntarily contributed approximately $84 to the Equity Index Portfolio. John Hancock received no shares of capital stock or other consideration in exchange for the contribution which increased the Portfolio's net asset value.

  John Hancock voluntarily reimbursed and/or waived all investment advisory and other fund expenses of the Equity Index Portfolio for the period ended December 31, 1996. The Investment Adviser expects to voluntarily waive all investment advisory and other fund expenses during the Trust's fiscal 1997 year with respect to the Equity Index Portfolio. Such expense waiver is subject to termination at any time by the Investment Adviser without notice to shareholders. Upon termination of the voluntary expense waiver with respect to the Equity Index Portfolio, any future expense reimbursement by the Investment Adviser is subject to limitations as stated in the Investment Advisory agreement.

NOTE D--INVESTMENT TRANSACTIONS

  Purchases and proceeds from sales and maturities of investments excluding short-term securities for each Portfolio for the year ended December 31, 1996 were as follows:

                                                                     Sales and
                                                          Purchases  Maturities
                                                          ---------- ----------
Large Cap Growth......................................... $  688,337 $  586,568
Sovereign Bond...........................................    796,492    781,872
International Equities...................................    136,080    123,025
Small Cap Growth.........................................     23,841      6,217
International Balanced...................................     26,059      4,659
Mid Cap Growth...........................................     20,349      5,375
Large Cap Value..........................................     18,627      2,111
Money Market.............................................       None       None
Mid Cap Value............................................     12,200      4,344
Special Opportunities....................................    333,391    233,995
Real Estate Equity.......................................     31,542     21,379
Growth & Income..........................................  1,658,704  1,391,378
Managed..................................................  2,592,719  2,461,716
Short-Term U.S. Government...............................     45,893      5,913
Small Cap Value..........................................     13,447      5,048
International Opportunities..............................     15,968        760
Equity Index.............................................     14,389      1,534
Strategic Bond...........................................     31,028     20,137

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------

(000's Omitted)
NOTE D--INVESTMENT TRANSACTIONS--Continued

  The identified cost of investments owned for each Portfolio (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at December 31, 1996 for federal income tax purpose are as follows:

                             Identified  Unrealized   Unrealized  Appreciation/
                                Cost    Appreciation Depreciation (Depreciation)
                             ---------- ------------ ------------ --------------
Large Cap Growth...........  $  462,397   $ 62,803     $(12,979)     $49,824
Sovereign Bond.............     775,947     16,618       (6,706)       9,912
International Equities.....     137,038     23,168       (4,204)      18,964
Small Cap Growth...........      20,014      1,739         (927)         812
International Balanced.....      22,345      1,673         (775)         898
Mid Cap Growth.............      16,742      1,134         (524)         610
Large Cap Value............      19,050      1,335         (141)       1,194
Money Market...............     212,300       None         None         None
Mid Cap Value..............       9,833      1,126         (103)       1,023
Special Opportunities......     170,544     30,262       (2,041)      28,221
Real Estate Equity.........     118,876     32,377         (960)      31,417
Growth & Income............   1,685,482    380,776      (22,811)     357,965
Managed....................   2,271,002    174,944      (24,176)     150,768
Short-Term U.S. Government.      58,063        101         (468)        (367)
Small Cap Value............       9,777      1,016         (316)         700
International
 Opportunities.............      16,590      1,812         (784)       1,028
Equity Index...............      13,805      1,385         (201)       1,184
Strategic Bond.............      12,512        276          (11)         265

NOTE E--RECLASSIFICATION OF CAPITAL ACCOUNTS

  During the period ended December 31, 1996, reclassifications have been made in each Portfolio's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1996. These permanent reclassifications are primarily attributable to differences in the treatment of foreign currency gains and losses under federal tax rules versus generally accepted accounting principles. Net assets were not affected by these reclassifications.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1996
-------------------------------------------------------------------------------
(000's Omitted)
NOTE F--FORWARD FOREIGN CURRENCY CONTRACTS

  As of December 31, 1996 the International Balanced and Strategic Bond Portfolios had open forward foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at a specified date, as follows:

INTERNATIONAL BALANCED PORTFOLIO

                                                            Net Unrealized
                                     Maturity               Appreciation/
            Currency Sold              Date    Cost  Value  (Depreciation)
   ------------------------------------------ ------ ------ --------------
   Belgian Franc        $ 10,000,000 5/02/97  $  324 $  318      $ 6
   Canadian Dollar           960,000 5/02/97     723    706       17
   Canadian Dollar           200,000 5/02/97     147    147       --
   Swiss Francs              320,000 5/02/97     259    242       17
   Deutsch Mark            2,700,000 5/02/97   1,803  1,769       34
   Deutsch Mark              500,000 5/02/97     324    328       (4)
   Danish Krone            4,200,000 5/02/97     729    718       11
   French Franc            9,800,000 5/02/97   1,936  1,903       33
   French Franc            1,200,000 5/02/97     230    232       (2)
   Pound Sterling            100,000 5/02/97     162    171       (9)
   Italian Lira          500,000,000 5/02/97     327    328       (1)
   Netherlands Guilder     3,400,000 5/02/97   2,028  1,985       43
   Netherlands Guilder       450,000 5/02/97     260    262       (2)
          Currency Purchased
   ----------------------------------
   Canadian Dollar           150,000 5/02/97     113    110       (3)
   Japanese Yen          260,000,000 5/02/97   2,343  2,284      (59)
                                                                 ---
                                                                 $81
                                                                 ===

STRATEGIC BOND PORTFOLIO

                                                                  Net Unrealized
                                        Maturity                  Appreciation/
             Currency Sold                Date     Cost   Value   (Depreciation)
   -----------------------------------  --------   ----   -----   --------------
   Australian Dollar   $      190,000   1/10/97    $155   $151         $  4
   Australian Dollar          340,000   1/30/97     270    270           --
   Belgian Franc            6,600,000   1/24/97     208    208           --
   Canadian Dollar            223,000   1/17/97     165    163            2
   Deutsch Mark               313,000   1/17/97     208    204            4
   Deutsch Mark               350,000   1/17/97     226    228           (2)
   Spanish Peseta          69,000,000   1/17/97     530    531           (1)
   Finnish Markka           1,200,000   1/30/97     260    261           (1)
   Pound Sterling             179,000   1/24/97     296    306          (10)
   Italian Lira         1,200,000,000   1/10/97     789    791           (2)
   Japanese Yen            26,500,000   1/31/97     233    230            3
   Swedish Krone              950,000   1/24/97     140    139            1
                                                                       ----
                                                                       $ (2)
                                                                       ====

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

-------------------------------------------------------------------------------

To The Contractowners, Policyholders and Trustees of
John Hancock Variable Series Trust I

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Variable Series Trust I (the "Trust") (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index and Strategic Bond Portfolios) as of December 31, 1996, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodians and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting John Hancock Variable Series Trust I at December 31, 1996, the results of their operations and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 1997

                             OFFICERS AND TRUSTEES

                            Henry D. Shaw, Chairman
                  Thomas J. Lee, Vice Chairman and President
                          Laura L. Mangan, Secretary
                          Raymond F. Skiba, Treasurer
                     Sandra M DaDalt, Assistant Secretary
                         Patrick F. Smith, Controller
                                Elizabeth Cook
                              William H. Dykstra
                              Joseph Kiebala, Jr.
                                 Frank J. Zeo



                              INVESTMENT ADVISER

                  John Hancock Mutual Life Insurance Company
                              John Hancock Place
                                 P.O. Box 111
                          Boston, Massachusetts 02117



                            SUB-INVESTMENT ADVISERS

Independence Investment Associates, Inc.          John Hancock Advisers, Inc.
        One Liberty Square                          101 Huntington Avenue
     Boston, Massachusetts 02109                 Boston, Massachusetts 02199

  T. Rowe Price Associates, Inc.              J.P. Morgan Investment Management
      100 East Pratt Street                            522 Fifth Avenue
       Baltimore, MD 21202                            New York, NY 10036

 Rowe Price-Fleming International, Inc.              Brinson Partners, Inc.
       100 East Pratt Street                       209 South La Salle Street
        Baltimore, MD 21202                          Chicago, IL 60604-1295

     Neubuerger & Berman, LLC.                     Janus Capital Corporation
        605 Third Avenue                              100 Fillmore Street
     New York, NY 10158-3698                         Denver, CO 80206-4923


                      INVESCO Management & Research, Inc.
                              101 Federal Street
                               Boston, MA 02110



                             INDEPENDENT AUDITORS

                              Ernst & Young, LLP
                             200 Clarendon Street
                               Boston, MA 02116

                              JOHN HANCOCK MUTUAL

                            LIFE INSURANCE COMPANY

                           AND AFFILIATED COMPANIES

                             BOSTON, MASSACHUSETTS

                                     02117


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                                  WORLDWIDE
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The Variable Series Trust consists of 18 portfolios used to fund various John
Hancock variable life and variable annuity contracts. When used as sales literature for these products, this report must be accompanied by the required prospectus and the most current quarterly performance report for the contract offered. Investors are not able to invest directly into the Variable Series Trust.